                                                         FREE WRITING PROSPECTUS
                                                      FILED PURSUANT TO RULE 433
                                          REGISTRATION STATEMENT NO.: 333-122851

               LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2006-B
                             FREE WRITING PROSPECTUS

                STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

          THE DEPOSITOR AND LONG BEACH ACCEPTANCE RECEIVABLES CORP. II
(TOGETHER, THE "CO-REGISTRANTS") HAVE FILED A REGISTRATION STATEMENT (INCLUDING
A PROSPECTUS) WITH THE SEC FOR THE OFFERING TO WHICH THIS COMMUNICATION RELATES.
BEFORE YOU INVEST, YOU SHOULD READ THE PROSPECTUS IN THAT REGISTRATION STATEMENT
AND OTHER DOCUMENTS THE CO-REGISTRANTS HAVE FILED WITH THE SEC FOR MORE COMPLETE
INFORMATION ABOUT THE DEPOSITOR, ISSUING ENTITY AND THIS OFFERING. YOU MAY GET
THESE DOCUMENTS FOR FREE BY VISITING EDGAR ON THE SEC WEB SITE AT WWW.SEC.GOV.
ALTERNATIVELY, THE DEPOSITOR OR ANY UNDERWRITER OR ANY DEALER PARTICIPATING IN
THE OFFERING WILL ARRANGE TO SEND YOU THE PROSPECTUS IF YOU REQUEST IT BY
CALLING TOLL-FREE 1-866-718-1649.

          THE REGISTRATION STATEMENT REFERRED TO ABOVE (INCLUDING THE
PROSPECTUS) IS INCORPORATED IN THIS FREE WRITING PROSPECTUS BY REFERENCE AND MAY
BE ACCESSED BY CLICKING ON THE FOLLOWING HYPERLINK: http://www.sec.gov/Archives/
edgar/data/1348351/000114420406012923/0001144204-06-012923-index.htm

                          IMPORTANT NOTICE RELATING TO
                    AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

 ANY LEGENDS, DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AT THE BOTTOM OF THE
  EMAIL COMMUNICATION TO WHICH THIS MATERIAL IS ATTACHED ARE NOT APPLICABLE TO
 THESE MATERIALS AND SHOULD BE DISREGARDED. SUCH LEGENDS, DISCLAIMERS OR OTHER
NOTICES HAVE BEEN AUTOMATICALLY GENERATED AS A RESULT OF THESE MATERIALS HAVING
                BEEN SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.

The information in this free writing prospectus is preliminary and subject to completion or change. The information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase.

FREE WRITING PROSPECTUS
(TO THE PROSPECTUS DATED MARCH 31, 2006)

                                  $500,000,000                [LBA CORP(R) LOGO]

               LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2006-B
                               ASSET-BACKED NOTES

               LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2006-B
                                 Issuing Entity

                     LONG BEACH ACCEPTANCE RECEIVABLES CORP.
                                    Depositor

                           LONG BEACH ACCEPTANCE CORP.
                           Sponsor/Servicer/Custodian

--------------------------------------------------------------------------------

YOU SHOULD READ THE SECTIONS ENTITLED "RISK FACTORS" BEGINNING ON PAGE S-14 OF
THIS FREE WRITING PROSPECTUS AND BEGINNING ON PAGE 6 OF THE PROSPECTUS AND
CONSIDER THESE FACTORS BEFORE MAKING A DECISION TO INVEST IN THESE SECURITIES.

Neither these securities nor the contracts will be insured or guaranteed by any governmental agency or instrumentality.

The notes represent obligations of the issuing entity only and do not represent obligations of or interest in Long beach Acceptance Corp., Long Beach Acceptance
Receivables Corp. or any of their affiliates.

Retain this free writing prospectus for future reference. This free writing prospectus may be used to offer and sell the notes only if accompanied by the prospectus.

--------------------------------------------------------------------------------

THE NOTES-

o    Are as described in the table below;

o    Are backed by a pledge of assets of the issuing entity, primarily a pool of
     "non-prime" automobile contracts, referred to in this free writing prospectus and the prospectus as the contracts, secured by new and used automobiles, sport utility vehicles, light duty trucks and vans.
     "Non-prime" contracts are contracts made with borrowers who have limited credit histories or modest incomes or who have experienced prior credit difficulties;

o    Receive monthly distributions on each payment date, beginning on October
     16, 2006; and

o    Currently have no trading market.

CREDIT ENHANCEMENT FOR THE CLASS A NOTES WILL CONSIST OF -

o    A financial guarantee insurance policy issued by Financial Security
     Assurance Inc. unconditionally and irrevocably guaranteeing timely payment of interest and certain payments of principal (as more fully described in this free writing prospectus) on each payment date and the ultimate payment of principal on each final scheduled payment date;

o    A spread account (including the demand note on deposit therein) to the extent described in this free writing prospectus; and

o    Overcollateralization to the extent described in this free writing prospectus.

                                 [FSA(R) LOGO]

                                   ISSUANCE     INTEREST   FINAL SCHEDULED   PRICE TO   UNDERWRITING       NET
                                    AMOUNT        RATE       PAYMENT DATE     PUBLIC      DISCOUNT     PROCEEDS(1)
                                 ------------   --------   ---------------   --------   ------------   -----------

Class A-1 Notes...............   $100,000,000                October 2007
Class A-2 Notes...............   $137,000,000                November 2009
Class A-3 Notes...............   $147,000,000                 August 2011
Class A-4 Notes...............   $116,000,000               September 2013

(1)  Net proceeds are before deducting expenses, which are estimated to be
     $300,000.

The Class A Notes offered by this free writing prospectus will be offered by
Citigroup Global Markets Inc. and Greenwich Capital Markets, Inc., the
underwriters, for which Citigroup Global Markets Inc. is acting as representative, from time to time to the public at the offering prices listed in the table above and the underwriters will receive the discounts listed above.
See "Methods of Distribution" in the prospectus. Delivery of the Class A Notes, in book-entry form, will be made through The Depository Trust Company against payment in immediately available funds, on or about September 28, 2006.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES
COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE
ACCURACY OR ADEQUACY OF THIS FREE WRITING PROSPECTUS OR THE PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                    Citigroup
                                LEAD UNDERWRITER

                              RBS Greenwich Capital
                                 CO-UNDERWRITER

        The date of this free writing prospectus is September 18, 2006.

                                       ii

      IMPORTANT NOTICE ABOUT THE INFORMATION PRESENTED IN THIS FREE WRITING
                          PROSPECTUS AND THE PROSPECTUS

o    We provide information to you about the notes in two separate documents that progressively provide more detail: (1) the prospectus, which provides general information, some of which may not apply to your series of notes, and (2) this free writing prospectus, which describes the specific terms of your series of notes.

o    This free writing prospectus does not contain complete information about the offering of the notes. Additional information is contained in the prospectus. We suggest that you read both this free writing prospectus and the prospectus in full. We cannot sell the notes to you unless you have received both this free writing prospectus and the prospectus.

o    You should rely only on information provided or referenced in this free writing prospectus and the prospectus. We have not authorized anyone to provide you with different information.

o    We include cross-references in this free writing prospectus and the prospectus to captions in these materials where you can find further related discussions. The table of contents included in this free writing prospectus and the table of contents included in the prospectus provide the pages on which these captions are located.

o    The information in this free writing prospectus, if conveyed prior to the time of your contractual commitment to purchase any of the securities described in this free writing prospectus, supersedes any information contained in any prior similar material related to these securities. The information in this free writing prospectus is preliminary, and is subject to completion or change. This free writing prospectus does not contain all information that is required to be included in the prospectus and the prospectus supplement.

                       WHERE YOU CAN FIND MORE INFORMATION

          Long Beach Acceptance Receivables Corp. and Long Beach Acceptance
Receivables Corp. II have filed with the Securities and Exchange Commission, under the Commission file number 333-132202, a registration statement under the
Securities Act of 1933, as amended, with respect to the notes offered pursuant to this free writing prospectus and the prospectus. This free writing prospectus and the prospectus which forms a part of the registration statement omit certain information contained in such registration statement pursuant to the rules and regulations of the Securities and Exchange Commission.

          A number of items will be incorporated by reference in the registration statement. See "Incorporation by Reference" in the prospectus for a description of incorporation by reference.

          You can read and copy the registration statement at the public reference room at the Securities and Exchange Commission at 100 F Street, N.E.,
Washington, DC 20549. You can obtain information about the public reference section by calling the SEC at 1-800-SEC-0330. In addition, the Securities and
Exchange Commission maintains a site on the World Wide Web containing reports, proxy materials, information statements and other items. The address is
http://www.sec.gov.

          The consolidated financial statements of Financial Security Assurance
Inc. included in, or as exhibits to, the following documents filed by Financial
Security Assurance Holdings Ltd. with the Securities and Exchange Commission, are hereby incorporated by reference in this free writing prospectus:

          (1)  Annual Report on Form 10-K for the year ended December 31, 2005
               (audited);

          (2)  Quarterly Report on Form 10-Q for the quarter ended March 31,
               2006 (unaudited); and

          (3)  Quarterly Report on Form 10-Q for the quarter ended June 30,
               2006 (unaudited).

          All financial statements of Financial Security Assurance Inc., included in, or as exhibits to, documents filed by Financial Security Assurance
Holdings Ltd. pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Securities
Exchange Act of 1934, as amended, after the filing of this free writing prospectus and before the termination of the offering of the notes offered hereby shall be deemed incorporated by reference into this free writing prospectus.

          Long Beach Acceptance Receivables Corp. and Long Beach Acceptance
Receivables Corp. II on behalf of Long Beach Acceptance Auto Receivables Trust
2006-B, hereby undertake that, for purposes of determining any liability under the Securities Act of 1933, as amended, each filing of Long Beach Acceptance
Auto Receivables Trust 2006-B's annual report pursuant to Section 13(a) or
Section 15(d) of the Securities Exchange Act of 1934, as amended, and each filing of the financial statements of Financial Security Assurance Inc. included in or as an exhibit to the Annual Report of Financial Security Assurance
Holdings Ltd. filed pursuant to Section 13(a) or Section 15(d) of the Securities
Exchange Act of 1934, as amended, that is incorporated by reference in this free writing prospectus shall be deemed to be a new registration statement relating to the securities offered in this free writing prospectus, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          We will provide you with copies of these reports, at no charge, if you write to us at: Long Beach Acceptance Corp., One Mack Centre Drive, Paramus, New
Jersey 07652; Attention: Chief Financial Officer; telephone (201) 262-5222.

                                       iii

                                TABLE OF CONTENTS

                                                                           Page
                                                                         -------

                                       iv

                                                                           Page
                                                                         -------

CLEARANCE, SETTLEMENT AND TAX DOCUMENTATION PROCEDURES................   Annex A
SPONSOR'S STATIC POOL INFORMATION.....................................   Annex B

                                        v

                SUMMARY OF TRANSACTION PARTIES AND FLOW OF FUNDS

                         SUMMARY OF TRANSACTION PARTIES

                     ---------------------------
                     LONG BEACH ACCEPTANCE CORP.
        ----------     (Sponsor and Servicer)
        |            ---------------------------
        |                         |
        |                         |
        |                         |
        |            ---------------------------
        |               LONG BEACH ACCEPTANCE
 Sponsor/Servicer         RECEIVABLES CORP.
        |                    (Depositor)                  ----------------------
        |            ---------------------------            Deutsche Bank Trust
        |                         |                          Company Americas
        |                         |                  ----   (Indenture Trustee,
        |                         |                  |    Trust Collateral Agent
        |            ---------------------------     |     and Backup Servicer)
        ----------      LONG BEACH ACCEPTANCE        |    ----------------------
                        AUTO RECEIVABLES TRUST  -----|
------------------              2006-B               |
FINANCIAL SECURITY         (Issuing Entity)          |
  ASSURANCE INC.     ---------------------------     |
     (Insurer)                    |                  |    ----------------------
------------------                |                  |       Wilmington Trust
       |                          |                  ----         Company
       |             ---------------------------              (Owner Trustee)
       -----------          Class A Notes                 ----------------------
                     ---------------------------

----------
(1)  This chart provides only a simplified overview of the relationships between the key parties to the transaction. Refer to this free writing prospectus and the prospectus for a further description of the relationships between the key parties.

                                       S-1

                                FLOW OF FUNDS(1)

--------------------------------------------------------------------------------
                                Available Funds
--------------------------------------------------------------------------------
                                       |
                                       |
                                       |
                                      \ /
-------------------------------------------------------------------------------
   To the sponsor, any participation fees due to dealers with respect to the contracts during the related calendar month or any such fees which remain unpaid from prior calendar months
--------------------------------------------------------------------------------
                                       |
                                       |
                                       |
                                      \ /
--------------------------------------------------------------------------------
 To the servicer, the servicing fee and any supplemental servicing fee for the related calendar month and any unpaid fees from prior calendar months and, to the extent the servicer has not reimbursed itself or to the extent not retained by the servicer, other amounts relating to mistaken deposits, postings or checks returned for insufficient funds
--------------------------------------------------------------------------------
                                       |
                                       |
                                       |
                                      \ /
--------------------------------------------------------------------------------
To the indenture trustee, the back-up servicer and the custodian, pro rata, any accrued and unpaid indenture trustee fees, back-up servicer fees and custodian fees, respectively
--------------------------------------------------------------------------------
                                       |
                                       |
                                       |
                                      \ /
--------------------------------------------------------------------------------
  To the noteholders, the Class A Noteholders' Interest Payment Amount
--------------------------------------------------------------------------------
                                       |
                                       |
                                       |
                                      \ /
--------------------------------------------------------------------------------
     To the noteholders, the Class A Noteholders' Principal Payment Amount
--------------------------------------------------------------------------------
                                       |
                                       |
                                       |
                                      \ /
--------------------------------------------------------------------------------
   To the insurer, any unpaid amounts owed to the insurer under the insurance agreement
--------------------------------------------------------------------------------
                                       |
                                       |
                                       |
                                      \ /
--------------------------------------------------------------------------------
  To the demand note provider, any unpaid demand note fees and interest (other than any demand note supplemental fees) owed to the demand note provider under the sale and servicing agreement
--------------------------------------------------------------------------------
                                       |
                                       |
                                       |
                                      \ /
--------------------------------------------------------------------------------
   To the demand note provider, reimbursement for any current and previously unreimbursed draws on the demand note
--------------------------------------------------------------------------------
                                       |
                                       |
                                       |
                                      \ /
--------------------------------------------------------------------------------
 To the trust collateral agent, the indenture trustee, the backup servicer and the custodian, all reasonable out-of-pocket expenses incurred and indemnity amounts and not previously reimbursed subject to a $50,000 maximum annual limit
--------------------------------------------------------------------------------
                                       |
                                       |
                                       |
                                      \ /
--------------------------------------------------------------------------------
   To the backup servicer, system conversion expenses incurred by the backup servicer in the event that the backup servicer assumes the obligations of the servicer, to the extent not paid by the servicer and subject to a $100,000 maximum limit
--------------------------------------------------------------------------------
                                       |
                                       |
                                       |
                                      \ /
--------------------------------------------------------------------------------
  To the collateral agent for deposit in the spread account, until the spread account balance is equal to the Spread Account Requisite Amount
--------------------------------------------------------------------------------
                                       |
                                       |
                                       |
                                      \ /
--------------------------------------------------------------------------------
   To the noteholders, until the Overcollateralization Amount is equal to the
Required Overcollateralization Target, in reduction of the outstanding principal amount
--------------------------------------------------------------------------------
                                       |
                                       |
                                       |
                                      \ /
--------------------------------------------------------------------------------
 To the demand note provider, any unpaid demand note supplemental fees owed to the demand note provider under the sale and servicing agreement
--------------------------------------------------------------------------------
                                       |
                                       |
                                       |
                                      \ /
--------------------------------------------------------------------------------
     To the certificateholders or as otherwise specified in the transaction documents, any remaining funds
--------------------------------------------------------------------------------

----------
(1)  This chart provides only a simplified overview of the priority of the monthly distributions. The order in which funds will flow each month as indicated above is applicable for so long as no event of default has occurred. For more detailed information or for information regarding the flow of funds upon the occurrence of an event of default, please refer to this free writing prospectus and the prospectus for a further description.

                                       S-2

                                     SUMMARY

o    This summary highlights selected information from this free writing prospectus and does not contain all of the information that you need to consider in making your investment decision. To understand all of the terms of the offering of the notes, read carefully this entire free writing prospectus and the prospectus.

o    This summary provides an overview of certain calculations, cash flows and other information to aid your understanding.

o    There are material risks associated with an investment in the notes. You should read the section entitled "Risk Factors" beginning on page S-14 of this free writing prospectus and page 6 of the prospectus, and consider the risk factors described in those sections, before making a decision to invest in the notes.

               LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2006-B
                               ASSET-BACKED NOTES

ISSUING ENTITY

o    Long Beach Acceptance Auto Receivables Trust 2006-B, or THE ISSUING ENTITY,
     a Delaware statutory trust.

o    The issuing entity's address is c/o Wilmington Trust Company, Rodney Square
     North, 1100 North Market Street, Wilmington, Delaware 19890-0001,
     Attention: Corporate Trust Administration.

SPONSOR/SERVICER/CUSTODIAN

o    Long Beach Acceptance Corp., or THE SPONSOR, in its capacity as servicer,
     THE SERVICER, and in its capacity as custodian, THE CUSTODIAN, a Delaware corporation.

o    The sponsor's address is One Mack Centre Drive, Paramus, New Jersey 07652.

o    The sponsor will service the contracts and will act as custodian for the contract files.

SELLERS

o    The sponsor and Long Beach Acceptance Receivables Corp. Warehouse I, a
     Delaware corporation and a wholly-owned subsidiary of the sponsor, or
     LBARC-WI, and together with the sponsor, THE SELLERS.

o    The sellers will sell to the depositor contracts purchased by the sponsor from automobile dealers and, with respect to the contracts sold to the depositor by LBARC-WI, subsequently sold to LBARC-WI by the sponsor.

DEPOSITOR

o    Long Beach Acceptance Receivables Corp., or THE DEPOSITOR, a Delaware
     corporation and a wholly-owned subsidiary of the sponsor.

o    The depositor's address is One Mack Centre Drive, Paramus, New Jersey
     07652.

o    The depositor will sell to the issuing entity the contracts purchased by the depositor from the sellers.

INSURER

o    Financial Security Assurance Inc. or FINANCIAL SECURITY, or THE INSURER, a
     New York financial guaranty insurance company.

INDENTURE TRUSTEE

o    Deutsche Bank Trust Company Americas, or THE INDENTURE TRUSTEE, a New York
     banking corporation.

                                       S-3

     Deutsche Bank Trust Company Americas will serve as indenture trustee pursuant to the indenture and as the trust collateral agent and the backup servicer pursuant to the sale and servicing agreement. Deutsche Bank Trust
     Company Americas will also be the collateral agent with respect to the spread account and the demand note.

OWNER TRUSTEE

o    Wilmington Trust Company, or THE OWNER TRUSTEE, a Delaware banking corporation, acting not in its individual capacity but solely as owner trustee.

INITIAL CUTOFF DATE

o    The close of business on August 31, 2006.

o    The issuing entity will receive payments due on, or received in respect of, the initial contracts after the initial cutoff date.

SUBSEQUENT CUTOFF DATE

o    With respect to each subsequent contract, the close of business on the last day of the calendar month immediately preceding the date of the related transfer agreement.

o    The issuing entity will receive payments due on, or received regarding, the related subsequent contracts after each subsequent cutoff date.

CLOSING DATE

o    On or about September 28, 2006.

DESCRIPTION OF THE NOTES

o    The issuing entity will issue four classes of its asset-backed notes pursuant to the indenture. The notes are designated as the CLASS A-1 NOTES, the CLASS A-2 NOTES, the CLASS A-3 NOTES and the CLASS A-4 NOTES,
     collectively referred to in this free writing prospectus as the CLASS A
     NOTES, or the NOTES.

o    Each class of notes will have the initial principal amounts, interest rates and final scheduled payment dates listed in the following table:

                          Interest Rate   Final Scheduled
Class   Issuance Amount     per annum       Payment Date
-----   ---------------   -------------   ---------------
 A-1      $100,000,000                      October 2007
 A-2      $137,000,000                      November 2009
 A-3      $147,000,000                       August 2011
 A-4      $116,000,000                     September 2013

o    Interest on each class of notes will accrue during each interest accrual period at the applicable interest rate.

o    The issuing entity will issue the notes in minimum denominations of
     $100,000 and integral multiples of $1,000.

o    The notes will not be listed on any securities exchange.

o    The notes will be secured solely by the pool of contracts and the other assets of the issuing entity which are described under the section of this summary entitled "The Trust Assets."

DESCRIPTION OF THE CERTIFICATE

o    The issuing entity will also issue a certificate that is subordinate in right of payment to the Class A Notes. The certificate is designated the
     CLASS R CERTIFICATE and is referred to in this free writing prospectus as the CERTIFICATE. The Class R certificate, which represents the residual interest in the issuing entity, does not have an initial principal balance.
     The certificate is not offered hereby.

PAYMENT DATES

o    The 15th day of each month, or, if the 15th day is not a business day, on the following business day. The first payment date will be October 16,
     2006.

o    Payments:

     As further described under the section of this free writing prospectus entitled "Description of the Transaction

                                       S-4

     Documents--Distributions--Payment Date Payments," the servicer will instruct the trust collateral agent to make the following distributions on each distribution date in the following order of priority (based solely upon the information provided to it by the servicer in the servicer's certificate):

          1.   to the sponsor, any participation fees due to dealers with respect to the contracts during the related calendar month or any such fees which remain unpaid from prior calendar months;

          2.   to the servicer, the servicing fee and the supplemental servicing fee, if any, for the related calendar month and any unpaid fees from prior calendar months and, to the extent the servicer has not reimbursed itself or to the extent not retained by the servicer, other amounts relating to mistaken deposits, postings or checks returned for insufficient funds;

          3.   to the indenture trustee, the backup servicer and the custodian, pro rata, any accrued and unpaid indenture trustee fees, backup servicer fees and custodian fees, respectively;

          4.   to the Class A noteholders, the Class A Noteholders' Interest
               Payment Amount;

          5.   to the Class A noteholders, the Class A Noteholders' Principal
               Payment Amount;

          6.   to the insurer, any unpaid amounts owed to the insurer under the insurance agreement (other than the premium);

          7.   to the insurer, any accrued and unpaid premium;

          8.   to the demand note provider, any accrued and unpaid demand note fees and interest (excluding the demand note supplemental fee, if any);

          9.   to the demand note provider, reimbursement for any current and previously unreimbursed draws on the demand note;

          10.  to the trust collateral agent, the indenture trustee, the backup servicer and the custodian all reasonable out-of-pocket expenses and indemnity amounts incurred and not previously reimbursed subject to a $50,000 maximum annual limit;

          11.  to the backup servicer, system conversions expenses and any other costs incurred by the backup servicer in the event that the backup servicer assumes the obligations of the servicer, to the extent not paid by the servicer and subject to a $100,000 maximum limit;

          12.  to the collateral agent for deposit in the spread account, until the spread account balance is equal to the Spread Account
               Requisite Amount;

          13.  to the Class A Noteholders, until the Overcollateralization

                                       S-5

               Amount is equal to the Required Overcollateralization Target, in reduction of the outstanding aggregate principal amount thereof, in accordance with the priorities set forth below for the
               distribution of the Class A Noteholders' Principal Payment
               Amount;

          14.  to the demand note provider, the demand note supplemental fee, if any; and

          15.  to the Class R certificateholder, any remaining amounts and any excess amounts released from the spread account.

FINAL SCHEDULED PAYMENT DATE

o    Each class of notes, if not already paid in full, will be due and payable on the final scheduled payment date for that class.

o    The final scheduled payment date for the Class A-1 Notes is the payment date occurring in October 2007. The final scheduled payment date for the
     Class A-2 Notes is the payment date occurring in November 2009. The final scheduled payment date for the Class A-3 Notes is the payment date occurring in August 2011. The final scheduled payment date for the Class
     A-4 Notes is the payment date occurring in September 2013.

COLLECTION PERIOD

o    The calendar month immediately preceding each payment date or any other date of determination. The first collection period will be the calendar month of September 2006.

INTEREST

o    On each payment date, the issuing entity will, to the extent there are funds available from the sources described in this free writing prospectus, pay, pro rata, to the holders of record of each of the Class A-1 Notes, the
     Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes interest at the applicable interest rate that accrued during the related interest accrual period.

o    Interest on the notes will accrue at the applicable interest rate for each class from the prior payment date to the day before the current payment date. In the case of the first payment date, interest begins to accrue on the day of the closing.

o    Interest on the Class A-1 Notes will be calculated on the basis of a
     360-day year and the actual number of days elapsed in the interest accrual period. Interest on the Class A-2 Notes, the Class A-3 Notes and the Class
     A-4 Notes will be calculated on the basis of a 360-day year consisting of twelve 30-day months (or, with respect to the first payment date, 17 days).

PRINCIPAL

On each payment date, the issuing entity will, to the extent there are funds available from the sources described in this free writing prospectus, pay principal generally equaling:

     (1)  the amount of principal paid by obligors on the contracts during the prior month, plus

     (2)  the principal portion of any purchase amount paid by the sponsor or the servicer to repurchase a contract from the trust property, plus

     (3)  the outstanding principal balance of each contract that became an uncollectable contract during the prior month, plus

                                       S-6

     (4)  the amount of any court ordered reduction in the principal balance or total scheduled payments of any contract during the prior month;

     provided, that the amount of principal paid shall not exceed the amount necessary to maintain the required overcollateralization target.

o    In addition, on the payment date immediately following the end of the funding period, any amounts remaining on deposit in the pre-funding account will be paid as principal to the Class A noteholders in the order of priority described below.

o    The Class A Notes are sequential pay classes, which will receive the amount, if any, to be paid as principal to the Class A noteholders on each payment date as follows:

     (1) first, to the Class A-1 Notes, until the principal amount of the Class
A-1 Notes has been reduced to zero;

     (2) once the principal amount of the Class A-1 Notes has been reduced to zero, to the Class A-2 Notes, until the principal amount of the Class A-2 Notes has been reduced to zero;

     (3) once the principal amount of the Class A-2 Notes has been reduced to zero, to the Class A-3 Notes, until the principal amount of the Class A-3 Notes has been reduced to zero; and

     (4) once the principal amount of the Class A-3 Notes has been reduced to zero, to the Class A-4 Notes, until the principal amount of the Class A-4 Notes has been reduced to zero.

o    The outstanding principal amount of the notes of any class, if not previously paid, will be due and payable on the final scheduled payment date for that class.

o    Because the notes are "sequential pay," if, due to losses, insufficient liquidation proceeds or otherwise, the collateral proves to be insufficient to repay the principal of the notes in full, it is possible that certain earlier maturing classes of notes will be paid in full and that the losses will be fully borne by the later maturing classes of notes if Financial
     Security defaults on its obligations under the insurance policy. In that case, losses would be borne, pro rata, by all then outstanding classes of notes.

THE TRUST ASSETS

The issuing entity will pledge property to secure payments on the notes. The pledged assets will include:

o    a pool consisting primarily of "non-prime" contracts secured by new and used automobiles, sport utility vehicles, light duty trucks and vans;

o    all monies received from the initial contracts after the close of business on the initial cutoff date;

o    all monies received from the subsequent contracts after the related subsequent cutoff date;

o    the security interests in the financed vehicles;

o    the contract files;

o    all rights to proceeds from claims and refunds of unearned premiums on insurance policies covering the vehicles or the obligors, including any vendor's single interest physical damage policy relating to the contracts in which the sponsor is the named insured and the indenture trustee is an additional named insured;

o    all rights to proceeds from debt cancellation coverage;

o    all rights to proceeds from the liquidation of and recoveries on the contracts;

o    all rights to refunds under extended service contracts covering the vehicles;

                                       S-7

o    the depositor's rights against dealers under agreements between the sponsor and the related dealer;

o    amounts that may be held in the lockbox accounts to the extent the amounts relate to the contracts;

o    the bank accounts, including the pre-funding account, opened in connection with this offering (other than the spread account (including the demand note on deposit therein)) and the amounts on deposit in those accounts;

o    all rights to cause the sponsor to repurchase contracts from the trust pursuant to the purchase agreement;

o    all of the issuing entity's rights under the transaction documents; and

o    all proceeds from the items described above.

The spread account, including the demand note deposited therein, will not be an asset of the trust, but will be held by the collateral agent for the benefit of the trust collateral agent on behalf of the Class A noteholders and the insurer.
For the reasons described under "Description of the Transaction
Documents--Credit Support--Spread Account," you should not rely on the spread account, nor on the demand note on deposit therein, as a source of funds for payment on the notes.

"Non-prime" contracts, the principal component of the trust assets, is a common term used to describe loans made to borrowers with limited credit histories or modest incomes or who have experienced prior credit difficulties.

THE CONTRACT POOL

o    The initial contracts consist of, and the subsequent contracts are expected to consist of, motor vehicle retail installment contracts secured by used or new automobiles, sport utility vehicles, light duty trucks and vans. The initial contracts have been originated, and the subsequent contracts are expected to have been originated, by dealers and then acquired by the sponsor. The initial contracts were primarily made, and the subsequent contracts are expected to primarily be made, to individuals with limited credit histories or modest incomes or who have experienced prior credit difficulties, or "non-prime" borrowers.

o    Upon discovery of a breach by the depositor of any of the representations and warranties under the sale and servicing agreement, the depositor may be required to repurchase from the issuing entity any contract in which the interests of any noteholder or the insurer are materially and adversely affected by the breach.

SERVICING FEE

The servicer will be paid on each distribution date from available funds prior to any payments on the notes. The servicer will receive the following fees as payment for its services on each distribution date:

For so long as the sponsor is the servicer:

o    A servicing fee, equal to the product of one-twelfth times 1.75% of the aggregate principal balance of the contracts as of the opening of business on the first day of the related calendar month; and

o    A supplemental servicing fee, equal to all administrative fees, expenses and charges paid by or on behalf of obligors, including, without limitation, any late fees, prepayment fees and liquidation fees collected on the contracts during the preceding calendar month (but excluding any fees or expenses related to extensions, rebates or adjustments).

If any entity other than the sponsor becomes the servicer, the servicing fee may be adjusted, subject to the approval of the insurer, in the manner set forth in the sale and servicing agreement.

                                       S-8

STATISTICAL INFORMATION

As of the close of business on the initial cutoff date, the initial contract pool consisted of 19,634 contracts with the following characteristics:

o    an aggregate principal balance of $356,486,170.16;

o    a weighted average annual percentage rate of approximately 12.908%;

o    a weighted average original term of approximately 69 months;

o    a weighted average remaining term of approximately 65 months; and

o    a remaining term of not more than 75 months and not less than 4 months each.

PRE-FUNDING FEATURE

o    On the closing date, the issuing entity will deposit an amount, THE INITIAL
     PRE-FUNDED AMOUNT, equal to approximately $149,842,943.76 which represents approximately 29.59% of the total contract pool, in an account, THE
     PRE-FUNDING ACCOUNT, established with the trust collateral agent.

o    The issuing entity will use amounts on deposit in the pre-funding account to purchase additional contracts, THE SUBSEQUENT CONTRACTS, from time to time on or before December 15, 2006.

o    The contracts purchased with the amounts on deposit in the pre-funding account are expected to represent approximately 29.59% of the total contract pool.

o    The subsequent contracts will also have been originated by the sponsor and are not expected to be materially different from the initial contracts acquired by the issuing entity on the closing date. Additional characteristics of the contracts purchased with amounts on deposit in the pre-funding account are described under the heading "The Contracts--The
     Subsequent Contracts" in this free writing prospectus.

o    If the pre-funding account is not depleted by the end of the funding period, each class of notes will be redeemed in part with the remaining pre-funding account moneys on the payment date immediately following the end of each such funding period. Any amounts remaining in the pre-funding account at the end of the funding period will be distributed as payments of principal on the notes in accordance with the priorities set forth under
     "Description of the Transaction Documents--Distributions--Payment Date
     Payments" in this free writing prospectus.

CREDIT ENHANCEMENT

Overcollateralization

o    The overcollateralization amount is equal to the excess of the principal balance of the contracts (plus any amounts on deposit in the pre-funding account) over the principal amount of the notes. The purpose of overcollateralization is to ensure that there are excess funds available to pay interest and principal on the notes so that noteholders will have some protection against payment shortfalls and losses and so that the principal amount of each class of notes will be paid off no later than its final scheduled payment date.

o    As of the closing date, the overcollateralization amount will be equal to
     1.25% of the sum of the aggregate principal balance of the initial contracts as of the initial cut-off date plus the initial pre-funded amount. On subsequent payment dates, excess cashflow will be paid to the
     Class A noteholders then entitled to principal payments to accelerate principal payments on the Class A Notes, to the extent available for that purpose as described in this free writing prospectus, in order to increase the

                                       S-9

     overcollateralization amount until the required overcollateralization target is reached.

o    On any payment date, the required overcollateralization target will be equal to the greater of (i) 1.00% of the sum of the aggregate principal balance of the initial contracts as of the initial cutoff date plus the initial pre-funded amount and (ii) the Required Total Enhancement Amount minus the greater of (x) 3.50% of the sum of the aggregate outstanding principal balance of the contracts plus amounts outstanding in the pre-funding account and (y) 1.25% of the sum of the aggregate principal balance of the initial contracts as of the initial cut-off date plus the initial pre-funded amount.

The Spread Account

o    As part of the consideration for the issuance of the policy (as defined below), a cash collateral account, the SPREAD ACCOUNT, will be established with the collateral agent for the benefit of the insurer and the trust collateral agent on behalf of the Class A noteholders. Amounts on deposit in the spread account will be distributed to the Class A noteholders and then released to the Class R certificateholder as described under
     "Description of the Transaction Documents --Distributions" below. You should not rely on the spread account as a source of payment on the notes.

The Demand Note

o    A demand note, THE DEMAND NOTE, will be issued to the collateral agent for the benefit of the trust collateral agent on behalf of the Class A noteholders and the insurer as an eligible investment of the spread account. As such it will be deemed an asset of the spread account. The trust collateral agent will draw on the demand note to pay interest and principal on the Class A Notes under certain circumstances as described in the sale and servicing agreement. The Class A noteholders will have no rights to enforce the demand note or the guarantee thereof. You should not rely on the demand note as a source of payment on the notes.

o    A demand note provider, THE DEMAND NOTE PROVIDER, initially, Citigroup
     Global Markets Realty Corp., an affiliate of Citigroup Global Markets Inc., will issue the demand note. The demand note will be guaranteed by Citigroup
     Global Markets Holdings Inc., a "AA-/Aa1" rated company, THE DEMAND NOTE
     GUARANTOR.

The Insurance Policy

o    On the day of the closing, Financial Security will issue a financial guaranty insurance policy, or THE INSURANCE POLICY, or THE POLICY, for the benefit of the Class A noteholders. Under the policy, Financial Security will unconditionally and irrevocably guarantee the timely payment of interest and certain payments of principal (as more fully described below)
     on each payment date and the ultimate payment of principal due on the Class
     A Notes on the final scheduled payment date for each class of Class A
     Notes.

o    If, on any payment date, the holders of any class of Class A Notes do not receive the full amount of the interest payment then due to them, the shortfall will be paid from amounts on deposit in the spread account
     (including the demand note), if any, and if the amounts on deposit in the spread account (including the demand note) are not sufficient, from the proceeds of a draw under the policy.

o    If, on any payment date, the outstanding principal amount of the Class A
     Notes (after taking into account payments of principal on such payment date, including, without limitation, from amounts withdrawn from the spread account (including the demand note)) exceeds the sum of the aggregate

                                      S-10

     outstanding principal balance of the contracts as of the last day of the related collection period plus the amount on deposit in the pre-funding account, if any, the amount of such excess shall be paid from amounts on deposit in the spread account (including the demand note), if any, and if the amounts on deposit in the spread account (including the demand note)
     are not sufficient, from the proceeds of a draw on the policy, to the holders of the Class A Notes in the order of priority that such holders receive principal payments on each payment date.

o    If, on the final scheduled payment date for any class of Class A Notes, the principal amount of that class of Class A Notes has not been reduced to zero, the holders of that class of Class A Notes will be paid an amount equal to the outstanding principal amount of such Class A Notes from amounts on deposit in the spread account (including the demand note), if any, and if the amounts on deposit in the spread account (including the demand note) are not sufficient, from the proceeds of a draw on the policy.

OPTIONAL REDEMPTION

o    Once the aggregate outstanding principal balance of the contracts declines to 10% or less of the sum of (x) the aggregate principal balance of the initial contracts as of the initial cutoff date, plus (y) the initial pre-funded amount, all of the outstanding notes may be redeemed. If a redemption occurs, you will receive a final payment that equals the unpaid principal amount of your notes plus accrued interest to, but excluding, the date of redemption.

MANDATORY REDEMPTION

o    Generally, the notes will be redeemed in part on the payment date immediately following the end of the funding period in the event that any amounts remain on deposit in the pre-funding account on the last day of such funding period. Any such amounts remaining in the pre-funding account will be distributed as payments of principal on the notes in accordance with the priorities set forth under "Description of the Transaction
     Documents--Distributions--Payment Date Payments" in this free writing prospectus.

EVENTS OF DEFAULT

The following events are events of default under the indenture:

o    default in the payment of any interest on any note when it becomes due and payable (subject to a five day cure period);

o    default in the payment of the principal of any note when it becomes due and payable;

o    so long as an insurer default shall not have occurred and be continuing, the occurrence of certain insurance agreement events of default (provided that the insurer has declared an event of default);

o    certain breaches of representations, warranties and covenants by the issuing entity (subject to a thirty day cure period); and

o    certain events of bankruptcy relating to the issuing entity or the issuing entity's property.

Upon declaration of an event of default under the indenture, the notes may be accelerated and subject to immediate payment at par, plus accrued interest. So long as the insurer is not in default, the power to declare an event of default will be held by the insurer. If an event of default under the indenture has occurred and is continuing, the trust collateral agent may be directed by the insurer (or if an insurer default has occurred and is continuing, the Class A noteholders holding in the aggregate more than 50% of the outstanding principal amount of the Class A Notes) to sell the

                                      S-11

trust property, or any portion of the trust property, at one or more private or public sales. This liquidation may occur only subject to certain provisions that are set forth in the indenture.

Amounts collected following the acceleration of the notes will not be distributed in accordance with the priorities set forth above under "Payment
Dates--Payments" but will instead be distributed in accordance with the following priorities:

     1. to the sponsor, the servicer, the indenture trustee, the custodian, the backup servicer and the trust collateral agent, certain amounts due and owing to such entities, pursuant to the priorities set forth at clauses 1.,
     2., 3. and 10. under "Payment Dates--Payments", above;

     2. to the noteholders, for amounts due and unpaid on the notes for interest, ratably, without preference or priority;

     3. to the noteholders, for amounts due and unpaid on the notes for principal, ratably, without preference or priority; and

     4. to the insurer, amounts due and owing and required to be distributed to the insurer pursuant to the priority set forth at clause 6. under "Payment
     Dates--Payments", above.

The policy issued by the insurer does not guarantee payment of any amounts that become due on an accelerated basis, unless the insurer elects, in its sole discretion, to pay those amounts in whole or in part. Payments made under the policy following the acceleration of the notes shall be applied by the indenture trustee, first, to the noteholders for amounts due and unpaid on the notes for interest, ratably, without preference or priority and, second, to the noteholders for amounts due and unpaid on the notes for principal, ratably, without preference or priority.

SALE OF CONTRACTS

o    The servicer may, but is not obligated to, direct the issuing entity to sell contracts that are more than 60 days delinquent to a third party that is unaffiliated with the servicer, the sellers or the issuing entity;
     provided that the insurer shall have the right of first refusal to purchase such contracts. Delinquent contracts may be sold only if the sale proceeds received are at least equal to certain minimum sale proceeds set forth in the sale and servicing agreement. In no event may more than 20% of the sum of the initial number of initial contracts in the contract pool as of the initial cutoff date and the aggregate number of subsequent contracts added to the contract pool on each subsequent transfer date be sold by the issuing entity in this manner.

MATERIAL FEDERAL INCOME TAX CONSEQUENCES

For federal income tax purposes:

o    Dewey Ballantine LLP, as tax counsel to the trust, is of the opinion that, for federal income tax purposes, the Class A Notes will be treated as indebtedness and the issuing entity will not be treated as an association or publicly traded partnership taxable as a corporation. By your acceptance of a note, you agree to treat the Class A Notes as indebtedness for all federal, state and local income and franchise tax purposes.

o    Interest on the Class A Notes will be taxable as ordinary income when received by a holder on the cash method of accounting and when accrued by a holder on the accrual method of accounting.

o    Dewey Ballantine LLP has prepared the discussions under "Material Federal
     Income Tax Consequences" in this free writing prospectus and "Material
     Federal Income Tax Consequences" in the prospectus. Dewey Ballantine LLP

                                      S-12

     is of the opinion that the statements set forth in these discussions, insofar as they purport to constitute a summary of matters of United States federal income tax law and regulations or legal conclusions with respect thereto, and subject to the exceptions, limitations and qualifications contained therein, constitute an accurate summary of the matters described therein in all material respects.

ERISA CONSIDERATIONS

o    Subject to the important considerations described under "ERISA
     Considerations" in this free writing prospectus, pension, profit-sharing and other employee benefit plans may purchase the Class A Notes. You should consult with your counsel regarding the applicability of the provisions of the Employee Retirement Income Security Act of 1974, as amended, before purchasing a note.

RATINGS

o    The issuing entity will not issue the notes unless they have been assigned at least the following ratings by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., or S&P, and by Moody's
     Investors Service, Inc., or MOODY'S, and, together with S&P, the RATING
     AGENCIES:

            RATINGS
            -------
CLASS    S&P   MOODY'S
-----   ----   -------
 A-1    A-1+     P-1
 A-2     AAA     Aaa
 A-3     AAA     Aaa
 A-4     AAA     Aaa

o    The rating issued by S&P of the Class A-1 Notes will be issued without regard to the benefit afforded to the Class A-1 Notes by the policy.

o    The ratings issued by Moody's of each class of notes and the ratings issued by S&P of the Class A-2, the Class A-3 and the Class A-4 Notes will be based primarily on the issuance of the policy and the credit quality of the contracts.

o    Each rating agency assigned to rate the notes will monitor the ratings using its normal surveillance procedures. Rating agencies may change or withdraw an assigned rating at any time. No party to the transaction documents will be responsible for monitoring any changes to the ratings on the notes.

o    We make no assurance that the ratings will not be lowered, qualified, or withdrawn by the rating agencies.

o    We refer you to "Ratings" in this free writing prospectus for more information regarding the ratings assigned to the notes.

                                      S-13

                                  RISK FACTORS

This section and the section under the caption "Risk Factors" in the prospectus describe the principal risk factors associated with an investment in the notes.
You should consider these factors in connection with the purchase of the notes:

THE SPONSOR MAY BE UNABLE TO     The ability of the sponsor to originate
ORIGINATE ENOUGH CONTRACTS TO    sufficient subsequent contracts may be affected
USE ALL MONEY ON DEPOSIT IN      by a variety of social and economic factors
THE PRE-FUNDING ACCOUNT AND      including:
YOU MAY THEREFORE BE EXPOSED
TO REINVESTMENT RISK.            o    interest rates;

                                 o    unemployment levels;

                                 o    the rate of inflation; and

                                 o    consumer perception of economic conditions
                                      generally.

                                 In addition, no subsequent contract may be
                                 transferred to the issuing entity unless the
                                 insurer has approved the transfer and S&P
                                 confirms that the ratings on the notes will not
                                 be withdrawn or reduced as a result of the
                                 proposed transfer.

                                 If the sponsor does not originate and transfer
                                 to the issuing entity sufficient additional
                                 contracts to use all amounts on deposit in the
                                 pre-funding account by December 15, 2006 or
                                 fails to receive the insurer's approval or
                                 S&P's confirmation by such date, a mandatory
                                 redemption of a portion of the notes will
                                 result.

                                 If a mandatory redemption occurs and you
                                 receive a principal prepayment, you will bear
                                 the risk of reinvesting any prepayment.

                                 If you are repaid principal on the notes
                                 earlier than you expect, you may not be able to
                                 reinvest the principal repaid to you at a rate
                                 of return that is at least equal to the rate of
                                 return on your notes.

WE CANNOT PREDICT THE RATE AT    Obligors can prepay their contracts at any
WHICH THE NOTES WILL AMORTIZE.   time. The rate of prepayments may be influenced
                                 by a variety of factors, including changes in
                                 economic and social conditions. The fact that
                                 consumer obligors generally may not sell or
                                 transfer their financed vehicles securing
                                 contracts without the sponsor's consent may
                                 also influence the rate of prepayments. In
                                 addition, under certain circumstances, the
                                 depositor and the sponsor are obligated to
                                 purchase contracts as a result of breaches of
                                 representations and/or covenants.

                                 Additionally, the servicer has the right, but
                                 not the obligation, to direct the issuing
                                 entity to sell contracts that

                                      S-14

                                 are more than 60 days delinquent to an
                                 unaffiliated third party (including the
                                 insurer, who shall have a right of first
                                 refusal) at a certain minimum sale price as set
                                 forth in the sale and servicing agreement;
                                 provided, that the aggregate of such sales may
                                 not exceed 20% of the sum of the initial number
                                 of initial contracts in the contract pool as of
                                 the initial cutoff date and the aggregate
                                 number of subsequent contracts added to the
                                 contract pool on each subsequent transfer date.

                                 In any of these cases, the contract pool would
                                 amortize more quickly than expected and the
                                 notes would also amortize more quickly as a
                                 result.

                                 In addition, the Class R certificateholder has
                                 the right to purchase the contracts remaining
                                 in the contract pool, and accordingly cause a
                                 prepayment of the notes, when the aggregate
                                 outstanding principal balance of the contracts
                                 is 10% or less of the sum of the aggregate
                                 principal balance of the initial contracts as
                                 of the initial cut-off date plus the initial
                                 pre-funded amount.

                                 Finally, the notes contain an
                                 overcollateralization feature that results in
                                 accelerated principal payments to noteholders
                                 in certain circumstances, and that results in a
                                 faster amortization of the notes than of the
                                 contract pool.

                                 Noteholders will bear any reinvestment risk
                                 resulting from any early payment on the notes.

GEOGRAPHIC CONCENTRATIONS OF     Adverse economic conditions or other factors
CONTRACTS MAY INCREASE           affecting any state or region could increase
CONCENTRATION RISKS.             the delinquency or loan loss experience of the
                                 contracts. As of the close of business on the
                                 initial cutoff date, approximately 41.34% and
                                 11.85% of the initial contracts based on the
                                 initial contracts' outstanding principal
                                 balance were originated (based on the address
                                 of the related dealer) in California and
                                 Florida, respectively. No other state accounts
                                 for 10% or more of the initial contracts as of
                                 the close of business on the initial cutoff
                                 date.

THE NOTES ARE ASSET-BACKED       The sole sources for repayment of the Class A
DEBT AND THE ISSUING ENTITY      Notes are payments on the contracts, the spread
HAS ONLY LIMITED ASSETS.         account (including the demand note), the other
                                 cash accounts held by the trust collateral
                                 agent and payments made under the insurance
                                 policy. The money in the pre-funding account is
                                 intended to be used solely to purchase
                                 subsequent contracts and is not available to
                                 cover losses on the contract pool. The spread
                                 account is designed to cover losses on the
                                 contract pool; however, the existence of the
                                 spread account, including the demand note on
                                 deposit therein, should not be relied upon as a
                                 source of funds to pay the notes because the
                                 funding

                                      S-15

                                 requirements for the spread account or the
                                 existence of the spread account (including the
                                 demand note) may be amended, reduced or
                                 terminated by the depositor, the insurer and
                                 the trust collateral agent, the consent of
                                 which shall not be withheld or delayed with
                                 respect to any amendment, reduction or
                                 termination that does not adversely affect the
                                 trust collateral agent, without the consent of
                                 the noteholders. Furthermore, if Financial
                                 Security defaults on its obligations under the
                                 insurance policy, the issuing entity will
                                 depend on current payments of the contract
                                 pool, liquidation proceeds, recoveries,
                                 amounts, if any, available in the spread
                                 account (including the demand note) maintained
                                 for the benefit of Financial Security to make
                                 interest and principal payments on the notes.

ACCOUNTING TREATMENT COULD       Although the transfers of the contracts from
ADVERSELY IMPACT THE             the sellers to the depositor pursuant to the
CHARACTERIZATION OF THE          purchase agreement and each subsequent transfer
TRANSFER OF THE CONTRACTS.       agreement are intended by the parties to be,
                                 and have been, or will be, documented as,
                                 absolute and unconditional assignments and
                                 transfers, the sellers will treat the transfers
                                 of the initial contracts as of the initial
                                 cutoff date and the subsequent contracts as of
                                 each subsequent cutoff date to the depositor as
                                 secured financings for financial accounting
                                 purposes. In the event of an insolvency of the
                                 sponsor or LBARC-WI (notwithstanding that
                                 LBARC-WI has been established as a bankruptcy
                                 remote special purpose subsidiary) a court or
                                 bankruptcy trustee could attempt to
                                 recharacterize the transfers of the contracts
                                 by the sponsor to LBARC-WI and by the sellers
                                 to the depositor as borrowings by the sponsor
                                 and/or LBARC-WI, as the case may be, secured by
                                 a pledge of the contracts. Although having a
                                 different treatment for financial accounting
                                 purposes than for tax, bankruptcy and other
                                 corporate purposes could be a negative factor
                                 in any court or bankruptcy trustee's analysis
                                 of the transaction, such factor is only one of
                                 many that the court or bankruptcy trustee would
                                 consider in determining to recharacterize a
                                 transaction from the characterization intended
                                 by the parties. Although the sponsor's
                                 management does not believe that such
                                 accounting treatment will have an adverse
                                 impact on the characterization of the transfers
                                 of the contracts from the sellers to the
                                 depositor, and although the sponsor has
                                 received a legal opinion, subject to various
                                 facts, assumptions and qualifications, opining
                                 that if the sponsor was adjudged bankrupt, a
                                 court would hold that each of the transfers by
                                 the sponsor to LBARC-WI and the transfers by
                                 the sellers to the depositor of the contracts
                                 is a sale or absolute assignment, the risk of
                                 recharacterization may be increased by the
                                 sellers' treatment of the transfer of the
                                 contracts as a secured financing for accounting
                                 purposes, and there can be no

                                      S-16

                                 assurance that such recharacterization, if
                                 attempted in an insolvency event of the sponsor
                                 or LBARC-WI, would not be successful. See "Risk
                                 Factors-- Insolvency of the sponsor may cause
                                 your payments to be reduced or delayed" in the
                                 prospectus.

RATINGS ON CLASS A NOTES ARE     The ratings issued by S&P of the Class A-2,
DEPENDENT UPON THE INSURER'S     Class A-3 and Class A-4 Notes and the ratings
CREDITWORTHINESS.                issued by Moody's of the Class A Notes will
                                 depend primarily on the creditworthiness of the
                                 insurer as the provider of the financial
                                 guarantee insurance policy relating to the
                                 Class A Notes. There is a risk that if the
                                 insurer's financial strength ratings are
                                 reduced, the rating agencies may reduce the
                                 ratings of some or all of the Class A Notes.

EVENTS OF DEFAULT UNDER THE      So long as no default by the insurer is
INDENTURE MAY RESULT IN AN       continuing, following the occurrence of an
ACCELERATION.                    event of default under the indenture the
                                 indenture trustee will continue to submit
                                 claims under and in accordance with the
                                 insurance policy to enable the issuing entity
                                 to continue to make payments due with respect
                                 to the Class A Notes on the fifteenth day of
                                 each month. Following the occurrence of an
                                 event of default, Financial Security may, at
                                 its option, elect to cause the liquidation of
                                 the assets of the issuing entity, in whole or
                                 in part, and pay all or any portion of the
                                 outstanding amount of the Class A Notes, plus
                                 accrued interest thereon. The policy issued by
                                 Financial Security does not guarantee payment
                                 of any amounts that become due on an
                                 accelerated basis, unless Financial Security
                                 elects, in its sole discretion, to pay those
                                 amounts.

PENDING LITIGATION AND           The sponsor was named as a defendant in a suit
INJUNCTIONS MAY ADVERSELY        entitled "Collins v. Long Beach Acceptance
AFFECT THE SPONSOR.              Corp.," Case No. 834941-5 and filed on January
                                 11, 2001 in California Superior Court, Alameda
                                 County. The plaintiff in the Collins Case
                                 alleged, as a private attorney general acting
                                 on behalf of the general public, that the
                                 sponsor violated certain consumer protection
                                 laws by providing to consumers notices of
                                 repossession and sale of their repossessed
                                 vehicles which did not comply with the strict
                                 requirements of those laws. The sponsor and the
                                 plaintiff agreed to a settlement whereby the
                                 sponsor agreed, among other things, to the
                                 entry of an injunction which prohibits the
                                 sponsor from certain collection activities on
                                 certain accounts. Pursuant to the injunction,
                                 the sponsor (i) was required to comply, and has
                                 complied, with the California Rees-Levering Act
                                 relating to post-repossession notices and
                                 include the required disclosures in such
                                 notices; (ii) was required to set aside, and
                                 has set aside, any default and/or was required
                                 to vacate, and has vacated, any judgment
                                 obtained after January 11, 2001 in any action
                                 filed by the sponsor to collect any deficiency
                                 balance owed by any California obligor who was
                                 sent a post-

                                      S-17

                                 repossession notice at any time after January
                                 11, 1997 that failed to contain the required
                                 disclosures, whose vehicle was repossessed
                                 (including a voluntary surrender) and who owed
                                 a deficiency balance following repossession and
                                 disposition of his or her vehicle; (iii) was
                                 required not to collect, and has not collected,
                                 any amount owed by any California obligor who
                                 purchased a vehicle, who was sent a
                                 post-repossession notice at any time after
                                 January 11, 1997 that failed to contain the
                                 required disclosures, whose vehicle was
                                 repossessed (including a voluntary surrender)
                                 and who owed a deficiency balance following
                                 repossession (i.e. the sponsor must immediately
                                 cease and not resume any such collection
                                 efforts); and (iv) was required to provide, and
                                 has provided, restitution to the 34 account
                                 holders in accordance with the terms of the
                                 settlement agreement. The sponsor's management
                                 does not believe that such injunction has had
                                 or will have a material adverse effect on the
                                 sponsor, its business or the contracts.

                                 The sponsor was named as a defendant in a suit
                                 entitled "Mancuso v. Long Beach Acceptance
                                 Corp.," Case No. 4:05-CV-136 in U.S. District
                                 Court, Western District of Missouri.

                                 In May 2003 the sponsor repossessed Mancuso's
                                 vehicle as a result of her failure to make
                                 payments. The vehicle was sold in July 2003. In
                                 January 2004 the sponsor filed a complaint
                                 against Mancuso for the deficiency balance.
                                 Mancuso filed an answer denying the allegations
                                 and a counterclaim in which no claims were made
                                 against the sponsor. The sponsor's motion for
                                 summary judgment was denied based on Mancuso's
                                 claim that the post-repossession notice the
                                 sponsor had sent to Mancuso was defective due
                                 to language requiring Mancuso to provide
                                 evidence of proper insurance on the vehicle.
                                 After the sponsor's motion was denied, Mancuso
                                 filed her own motion for summary judgment based
                                 on the same argument. The sponsor dismissed its
                                 complaint without prejudice, and Mancuso's
                                 summary judgment motion was never ruled upon.
                                 Thereafter, the court ordered the sponsor to
                                 pay Mancuso's attorney's fee, but subsequently
                                 vacated its order.

                                 On December 28, 2004 Mancuso filed a complaint
                                 in Missouri state court (Jackson County Circuit
                                 Court) against the sponsor on behalf of herself
                                 and all other Missouri residents similarly
                                 situated. In the complaint Mancuso claims that
                                 the sponsor's post-repossession notice violates
                                 the Uniform Commercial Code because the notice
                                 requires a customer to provide proof of
                                 insurance in order to redeem the vehicle.
                                 Mancuso is seeking statutory damages, costs and
                                 attorney's fees. The summons, complaint and
                                 discovery demands were served upon the sponsor
                                 on January 19, 2005.

                                 The Circuit Court ordered mandatory mediation.
                                 On

                                      S-18

                                 February 11, 2005 the sponsor filed a notice of
                                 removal, which removed the case from the
                                 Jackson County Circuit Court to the United
                                 States District Court. On February 18, 2005
                                 Mancuso filed a motion to remand the case back
                                 to Jackson County Circuit Court. On March 7,
                                 2005 the sponsor filed a response in opposition
                                 to Mancuso's motion to remand.

                                 On February 24, 2005 the sponsor filed a motion
                                 to dismiss. On March 11, 2005 Mancuso filed a
                                 response in opposition to the sponsor's motion,
                                 and on March 24, 2005 the sponsor filed a
                                 response to Mancuso's opposition.

                                 On June 23, 2005 the federal court granted
                                 Mancuso's motion and remanded the case back to
                                 the Jackson County Circuit Court. The sponsor's
                                 motion to dismiss is now pending with that
                                 court.

                                      S-19

STATE LEGISLATION MAY            On September 22, 2005, the California Military
ADVERSELY IMPACT THE             Families Financial Relief Act was passed and
CONTRACTS.                       became effective. The bill revised the law to
                                 provide protection beyond that provided by the
                                 Servicemembers Civil Relief Act to California
                                 national guard members called up to active
                                 service on or after January 1, 2006 in the Iraq
                                 and Afghanistan conflicts. Those eligible under
                                 the revised law must be permitted to defer
                                 payments under their contracts if the contracts
                                 were entered into prior to active duty. No
                                 deferment charge may be assessed and no finance
                                 charge may accrue during the deferment period.
                                 In addition to California, other states have
                                 enacted or proposed legislation dealing with
                                 servicemembers.

                                 The revised California law along with other
                                 state statutes could result in shortfalls in
                                 interest, delays in the receipt of principal
                                 and could affect the ability of the servicer to
                                 foreclose on a defaulted contract in a timely
                                 fashion.

                                 The United States continues to be involved in
                                 military action in Iraq and Afghanistan.
                                 Reservists who were activated for duty in Iraq
                                 or Afghanistan may continue to serve, and new
                                 reservists may be called to active duty, to
                                 secure Iraq or Afghanistan so that
                                 reconstruction can take place. To the extent
                                 that any member of the military or reservist is
                                 an obligor under a contract, the provisions of
                                 the Servicemembers Civil Relief Act, the
                                 California Military Families Financial Relief
                                 Act or similar state laws may apply.

                                 None of the issuing entity, the sponsor, the
                                 depositor, the indenture trustee, the trust
                                 collateral agent, the backup servicer, the
                                 collateral agent or any underwriter has
                                 undertaken a determination as to which
                                 contracts, if any, may be affected by the
                                 Servicemembers Civil Relief Act, the California
                                 Military Families Financial Relief Act or
                                 similar state laws. No assurance can be given
                                 with respect to the number of contracts that
                                 may currently be affected or may be affected
                                 after the closing date, by the Servicemembers
                                 Civil Relief Act, the California Military
                                 Families Financial Relief Act or similar state
                                 laws.

                                      S-20

IMPACT OF WORLD EVENTS.          The economic impact of the United States'
                                 military operations in Iraq, Afghanistan and
                                 other parts of the world, as well as the
                                 possibility of any terrorist attacks
                                 domestically or abroad, is uncertain, but could
                                 have a material negative effect on general
                                 economic conditions, consumer confidence, and
                                 liquidity of the notes. It is possible that
                                 such events could have a direct or indirect
                                 negative impact on the performance of the
                                 contracts or the sponsor's financial position
                                 or results of operations in the future. Any
                                 such negative impact could impair the sponsor's
                                 future ability to service or repurchase the
                                 contracts or to honor its indemnity
                                 obligations, as described in this free writing
                                 prospectus.

THE SPONSOR'S LOSS OF THIRD      The sponsor and its subsidiaries are dependent
PARTY FINANCING MAY DELAY        upon the continued receipt of funding from
PAYMENTS TO YOU.                 third party sources. Two of these third party
                                 sources are Citigroup Global Markets Realty
                                 Corp., an affiliate of one of the underwriters,
                                 Citigroup Global Markets Inc. and Greenwich
                                 Capital Financial Products, Inc., an affiliate
                                 of one of the underwriters, Greenwich Capital
                                 Markets, Inc. No assurance can be given that
                                 Citigroup Global Markets Realty Corp.,
                                 Greenwich Capital Financial Products, Inc. or
                                 any other third party will continue to provide
                                 any such financing in the future. In the event
                                 that such funding is discontinued, the sponsor
                                 may not be able to perform its obligations with
                                 respect to the securities, including its
                                 obligation to service the contracts and
                                 repurchase contracts which breach specified
                                 representations and warranties. As a result,
                                 you may experience delays in receiving payments
                                 and suffer losses on your investment.

IMPACT OF POSSIBLE STRATEGIC     ACC Capital Holdings Corporation, the parent of
ALTERNATIVES.                    the company or THE PARENT, has and continues to
                                 explore strategic alternatives for the company,
                                 including, but not limited to, the sale of the
                                 stock of the company to an unrelated third
                                 party or an initial public offering of the
                                 company's stock. There is no guarantee that any
                                 such strategic alternative or sale will be
                                 commenced or, if commenced, completed. In the
                                 event that such a sale does occur, concurrently
                                 with and contingent upon the completion of such
                                 sale, the parent will no longer provide the
                                 company with any financial capital.
                                 Accordingly, noteholders should not rely on the
                                 parent's provision of financing to the company
                                 as a source of funds for any of the company's
                                 or the servicer's obligations described in this
                                 free writing prospectus.

                                      S-21

                                 USE OF PROCEEDS

          The issuing entity will use the proceeds from the sale of the notes to:

          o    pay the depositor the contract purchase price;

          o    make the initial deposit into the pre-funding account; and

          o    fund the required balance in any other trust account.

          The depositor or the sponsor may use the net proceeds to pay its debt, including "warehouse" debt secured by the contracts prior to their sale to the issuing entity. This warehouse debt may have been owed to either underwriter or its respective affiliates. No expenses incurred by the sponsor in connection with the selection or acquisition of the contracts will be paid from the offering proceeds.

                         THE SPONSOR/SERVICER/CUSTODIAN

          Long Beach Acceptance Corp., a Delaware corporation, began operations in October 1995 as an automobile finance company geared to service borrowers from all credit grade categories, with an emphasis on "non-prime" borrowers.

          The sponsor has its corporate headquarters located in Paramus, New
Jersey and operates originating and servicing centers in Paramus, New Jersey and
Orange, California and satellite offices in Sacramento, California and
Jacksonville, Florida.

          The sponsor purchases and services contracts which are originated and assigned to it by automobile dealers. The sponsor will sell and assign the contracts to the depositor. During the month of August 2006, the sponsor purchased contracts from automobile dealers located in 27 states.

          As of August 31, 2006, the sponsor had active relationships with approximately 2,308 new and used automobile dealers. Dealers are sourced and serviced by the sponsor's dealer representatives (full-time sales employees).
Generally, all dealers must be approved by the sponsor's senior officers responsible for managing the originating centers.

          The sponsor will service the contracts and will be compensated for acting as the servicer. In addition, the sponsor will hold the contract files, including the contracts and the certificates of title (or other evidence of lien), in its possession as custodian for the indenture trustee on behalf of the noteholders and the insurer and will be compensated for acting as custodian.

          Due to the administrative burden and expense, the servicer will not have the certificates of title of the financed vehicles amended or reissued to note their sale to the issuing entity or the grant of a security interest in the vehicles to the indenture trustee by the issuing entity. Because the certificates of title are not amended, the issuing entity may not have a perfected security interest in financed vehicles titled in some states. See
"Risk Factors - Failure to amend or reissue the certificates of title to the financed vehicles may cause you to experience delays in payments or losses" and
"Material Legal Aspects of the Contracts--Security Interests in the Financed
Vehicles" in the prospectus.

          In order to mitigate the security interest risk referred to in the preceding paragraph, UCC-1 financing statements will be filed against the sponsor, the sponsor's subsidiary Long Beach Acceptance

                                      S-22

Receivables Corp. Warehouse I, the depositor and the issuing entity, respectively, naming the indenture trustee as secured party, with the Secretary of State of Delaware in order to perfect each transfer of the initial and subsequent contracts from the sellers to the depositor, each transfer of the initial and subsequent contracts from the depositor to the issuing entity and the pledge of the initial and subsequent contracts by the issuing entity in favor of the indenture trustee, respectively. Furthermore, the sponsor, as custodian, will be required to stamp each contract to reflect that such contract is subject to a security interest of a secured party and acceptance by a third party of such contracts would violate the rights of such secured party. The custodian will be required to identify the indenture trustee as the secured party on an allonge attached to each contract. If the custodian fails to comply with the foregoing requirements and a third party purchases a contract without knowledge of the indenture trustee's security interest therein, the indenture trustee may not have a perfected security interest in any such contract.

          See "Description of the Transaction Documents--Servicer Termination
Event" and "-- Rights Upon Servicer Termination Event" for more information regarding the servicer's removal and the transfer of servicing duties to the backup servicer or other successor servicer.

UNDERWRITING

          The sponsor offers six programs designed to meet the needs of a broad spectrum of potential applicants. These programs are marketed as Premium, Elite,
Superior, Preferred, Classic and Standard. The sponsor applies specific underwriting criteria to each program analyzing credit applications individually with focus upon creditworthiness, stability, income and collateral value.

          The sponsor generally acquires contracts at 100% of the amount financed net of an acquisition fee.

          Depending upon contract class and market conditions, dealers are also paid a participation fee, in some cases paid in full at the time of funding, and in most cases paid in full on the fifth business day of the following month. The participation fee is generally based upon a percentage of the excess, if any, of the annual percentage rate on the contract over the sponsor's minimum rate. By policy, the excess is capped at no greater than 2.5% on contracts with terms of up to 60 months and at 2.0% on contracts with terms of greater than 60 months.

CREDIT DECISION AND FUNDING

          Credit applications are received from dealers via facsimile, through electronic portals or over the Internet and generally include specific information regarding the applicant's residence and employment history, monthly income, bank account information, credit and personal references and a description of the collateral being considered for purchase. This information is entered into a third party software package that integrates application input, verification, collateral evaluation, credit review and fax communication. The sponsor's underwriter then evaluates the information provided on the credit application and at least one consumer credit report.

          Credit decisions are generally completed and communicated to the dealer on the same day as the credit application is received by the sponsor.
Conditional credit approvals generally stipulate maximum collateral advances, the sponsor's minimum rate, required downpayment, term and documentation, applicable fees, borrower name and vehicle year, make and model (occasionally, where market conditions require, only the maximum payment amount and the program class are stipulated at that time).

          Upon receipt of a contract package from a dealer, it is the sponsor's policy for its funding department to review documentation provided to attempt to verify: proper preparation and execution of all documentation, and proof of income and proof of residence, if necessary. Generally, at the time a

                                      S-23

contract is presented for funding, the funding clerk attempts to verify the applicant's telephone number, current employment status, employer telephone number, position/occupation, current monthly income and insurance coverage. The results of the verification are recorded in the electronic credit file.

          It is the sponsor's policy that contracts containing specific exceptions falling outside the underwriting guidelines may be approved for funding only by management.

          Prior to or following funding of selected contracts, funding personnel attempt to conduct a retail commodity check by telephone to verify certain terms of the transaction, including down payment, trade-in credit, rebatables and certain optional equipment, as well as monthly payment and due date.
Additionally, a sampling of contracts is reviewed after funding by the investor sales group to ensure compliance with all approval and funding procedures and guidelines for sale.

          The maximum advance ratio, before add-ons, generally ranges from 115%
to 125% of trade-in value for used vehicles (the range of manufacturers'
invoices for new vehicles is similar) plus tax, title and license. The maximum all-in advance ratio, including legally authorized products such as credit life insurance, credit accident and health insurance, debt cancellation coverage and extended warranties, is 140% of trade-in value or manufacturer's invoice on the
Standard Program contracts, 145% of trade-in value or manufacturer's invoice on the Superior Program, the Preferred Program and the Classic Program contracts and 150% of trade-in value or manufacturer's invoice on the Elite Program contracts. There is no maximum advance ratio on the Premium Program contracts.

          The maximum term of a contract is determined by the program class and, for used vehicles, the mileage of the vehicle. Verifiable manufacturers rebates may be applied 100% toward the down payment on all contracts.

SERVICING AND COLLECTION

          The sponsor has been servicing automobile contracts since 1995.

          With the exception of certain charged-off accounts which the sponsor refers to one or more collection agencies, the sponsor currently performs all servicing functions, utilizing a loan servicing computer system administered by
Affiliated Computer Services, Inc. of Dallas, Texas. Affiliated Computer
Services provides access to its system on a time sharing basis, and is responsible for performing certain automated tasks, including producing operating reports and system generated correspondence with borrowers. The sponsor accesses the systems of Affiliated Computer Services to perform all invoicing, payment posting, collection, repossession and recovery functions. A different vendor on behalf of the sponsor mails monthly billing statements to borrowers.

          The sponsor's policies regarding delinquencies are as follows: an account is deemed to be delinquent if less than 95% of a monthly payment has been received by the due date. If an account becomes 3 days past due, the sponsor's collection staff attempts to contact the borrower (depending upon the borrower's credit and other individual circumstances, in some cases the borrower is contacted earlier and in some cases the borrower is contacted later). The sponsor uses an automatic dialer, which initiates many of the telephone contacts starting with the 3-day calls. A collection representative attempts to establish contact with the borrower and to obtain a promise by the borrower to make the overdue payment within seven days. In most cases, if payment is not received by the tenth day after the due date, a late fee of approximately 5% (where legally enforceable and provided for in the related contract) of the amount of the delinquent payment is imposed. A decision to repossess the financed vehicle or to make a field contact with the borrower is generally made after 45 to 60 days of delinquency (repossession may occur earlier or later if appropriate).

                                      S-24

DELINQUENCY AND CREDIT LOSS INFORMATION

          The following tables detail information relating to the sponsor's delinquency and credit loss experience regarding all contracts it has originated and continues to service. This information includes the sponsor's experience with respect to all contracts in its portfolio, including contracts which do not meet the contract pool selection criteria and contracts which the sponsor previously sold but continues to service.

          Delinquencies, defaults, repossession and losses generally increase during periods of economic recession. These periods also may be accompanied by decreased consumer demand for automobiles and declining values of automobiles securing outstanding loans, which weakens collateral coverage and increases the amount of a loss in the event of default. Significant increases in the inventory of used automobiles during periods of economic recession may also depress the prices at which repossessed automobiles may be sold or delay the timing of these sales. Because the sponsor focuses on non-prime borrowers, the actual rates of delinquencies, defaults, repossessions and losses on the loans included in the trust property could be higher than those experienced by lenders dealing exclusively with prime borrowers and could be more dramatically affected by a general economic downturn. In addition the United States continues to be on alert for terrorist attacks. The sponsor's management cannot yet know what effect these possible events or any similar or related events will have on the
United States economy and specifically on the timing of, and/or obligors'
ability to make, payments on the contracts.

          We cannot assure you that the levels of delinquency and loss experience reflected in the following tables are indicative of the performance of the contracts included in the trust.

                                      S-25

                           LONG BEACH ACCEPTANCE CORP.
                             DELINQUENCY EXPERIENCE

                                     December 31, 2003           December 31, 2004           December 31, 2005
                                 -------------------------   -------------------------   -------------------------
                                                  Net                         Net                         Net
                                  Number      Contractual     Number      Contractual     Number      Contractual
                                 of Loans        Amount      of Loans       Amount       of Loans       Amount
                                 --------   --------------   --------   --------------   --------   --------------

Portfolio(1) .................    77,459    $1,154,853,918    84,444    $1,275,735,281    93,409    $1,442,229,484
Period of Delinquency(2) -
30-59 ........................     1,295        13,476,531     1,221        12,059,559     1,012        10,016,670
60-89 ........................       511         5,551,039       469         4,353,182       475         4,849,472
90+ ..........................       267         2,721,481       287         2,432,128       365         4,122,516
Total Delinquencies(3) .......     2,073    $   21,749,052     1,977    $   18,844,869     1,852    $   18,988,658
                                  ------    --------------    ------    --------------    ------    --------------
Total Delinquencies as a
   Percent of the Portfolio ..      2.68%             1.88%     2.34%             1.48%     1.98%             1.32%
                                  ======    ==============    ======    ==============    ======    ==============

                                       June 30, 2005               June 30, 2006
                                 -------------------------   -------------------------
                                                  Net                         Net
                                  Number      Contractual     Number      Contractual
                                 of Loans       Amount       of Loans       Amount
                                 --------   --------------   --------   --------------

Portfolio(1) .................    89,523    $1,372,779,312    102,400   $1,601,655,305
Period of Delinquency(2) -
30-59 ........................       893         8,357,206      1,226       13,937,314
60-89 ........................       396         4,053,410        376        4,006,280
90+ ..........................       265         2,566,529        206        2,039,957
Total Delinquencies(3) .......     1,554       $14,977,145      1,808   $   19,983,550
                                  ------    --------------    -------   --------------
Total Delinquencies as a
   Percent of the Portfolio ..      1.74%             1.09%      1.77%            1.25%
                                  ======    ==============    =======   ==============

----------
(1)  All amounts and percentages are based on the principal amount scheduled to be paid on each contract. The information in the table represents all contracts originated by the sponsor including sold loans the sponsor continues to service.

(2)  The sponsor considers a contract delinquent when an obligor fails to make at least 95% of a contractually due payment by the due date. The period of delinquency is based on the number of days payments are contractually past due.

(3)  Amounts shown do not include contracts which are less than 30 days delinquent.

                                      S-26

                           LONG BEACH ACCEPTANCE CORP.
                           NET CREDIT LOSS EXPERIENCE

                                      12 Months Ended   12 Months Ended   12 Months Ended   6 Months Ended   6 Months Ended
                                        December 31,      December 31,      December 31,     June 30, 2005    June 30, 2006
                                           2003              2004               2005              (4)              (4)
                                      ---------------   ---------------   ---------------   --------------   --------------

Contracts serviced at end
   of period(l) ...................   $1,162,244,876    $1,282,254,539    $1,449,972,057    $1,379,818,821   $1,609,076,307
Average contracts serviced
   during the period (2) ..........   $1,017,096,040    $1,231,120,030    $1,373,393,852    $1,321,926,657   $1,513,714,608
Gross chargeoffs ..................   $   83,619,484    $   70,549,502    $   54,053,860    $   26,189,977   $   24,371,508
Recoveries ........................   $   36,065,335    $   35,707,833    $   28,756,499    $   14,847,413   $   14,521,616
Net chargeoffs (3) ................   $   47,554,149    $   34,841,669    $   25,297,361    $   11,342,564   $    9,849,892
Net chargeoffs as a percentage
   of contracts serviced during
   the period .....................             4.68%             2.83%             1.84%             1.72%            1.30%
                                      ==============    ==============    ==============    ==============   ==============

----------
(1)  All amounts and percentages are based on the principal amount scheduled to be paid on each contract. The information in the table represents all contracts originated by the sponsor including sold loans which the sponsor continues to service.

(2)  Average contracts serviced represents a 13 month average for the year ending periods and a seven month average for the period ended June 30,
     2006.

(3)  Net chargeoffs include all Loss Units actually liquidated through June 30,
     2006, all accounts which were 120 days or more delinquent as of June 30,
     2006, inventory and insurance losses. Net chargeoffs are reflected at the earlier of the date (a) on which the contract became 120 days delinquent or
     (b) on which the contract was liquidated.

(4)  Six-month ending percentages are annualized.

                                      S-27

                      THE SPONSOR'S SECURITIZATION PROGRAM

          The sponsor has previously sponsored 20 securitizations since 1997, 19 of which were credit enhanced by a policy issued by Financial Security Assurance
Inc., and one of which was credit enhanced by a policy issued by MBIA, Inc. Nine of these securitizations are still outstanding. The sponsor structured each of these securitizations, originated the contracts that were securitized in each transaction and served and, with respect to the outstanding transactions, continues to serve as servicer on each transaction.

          Each of the sponsor's outstanding securitization transactions was structured similarly to the current transaction. In each of those securitizations, the sponsor acquired the non-prime contracts directly from automobile dealers and then sold those contracts to a wholly-owned subsidiary that served as depositor for the related transaction. The related depositor then sold the contracts to a newly-created owner trust that issued asset-backed securities that were backed by the contracts, which were serviced by the sponsor.

                      THE SPONSOR'S STATIC POOL INFORMATION

          The tables set forth in Annex B to this free writing prospectus contain certain static pool information on the portfolio of contracts originated by the sponsor since April 8, 2002. The static pool information includes the summary information for original pool characteristics, the distribution of contracts by geographic location of obligor, the distribution of the initial contracts by APR, the credit score distribution, the portfolio of liquidated receivables (including liquidation proceeds, net liquidated receivables in dollars and cumulative net liquidated receivables percentage), monthly prepayment speeds, and the portfolio of delinquent contracts (30-50 days, 60-89 days and 90+ days past due).

          The static pool information that relates to securitizations sponsored by the sponsor prior to January 1, 2006 and that relates to the pool of contracts being securitized in the current transaction for periods prior to
January 1, 2006 is not deemed to be part of this free writing prospectus or the prospectus or the registration statement related to the securities being offered pursuant to this free writing prospectus and the prospectus.

                                      S-28

                                  THE DEPOSITOR

          Long Beach Acceptance Receivables Corp., a wholly-owned subsidiary of the sponsor, is a Delaware corporation, incorporated on March 13, 1997. The depositor's address is One Mack Centre Drive, Paramus, New Jersey 07652;
telephone (201) 262-5222.

          The depositor was organized for the limited purpose of acquiring, owning and transferring interests in specified financial assets and any activities incidental or necessary for that purpose. The depositor has structured this transaction so that the bankruptcy of the sponsor will not result in the consolidation of the depositor's assets and liabilities with those of the sponsor. The depositor has received a legal opinion, subject to various facts, assumptions and qualifications, opining that if the sponsor was adjudged bankrupt, it would not be a proper exercise of a court's equitable discretion to disregard the separate corporate existence of the depositor and to require the consolidation of the depositor's assets and liabilities with those of the sponsor. However, there can be no assurance that a court would not conclude that the assets and liabilities of the depositor should be consolidated with those of the sponsor. See "Risk Factors--Insolvency of the sponsor may cause your payments to be reduced or delayed" in the prospectus.

          Delays in payments on the notes and possible reductions in payment amounts could occur if a court decided to consolidate the depositor's assets with the sponsor's, or if a filing were made under any bankruptcy or insolvency law by or against the depositor, or if an attempt were made to litigate any of those issues.

          The depositor will purchase the pool of initial contracts and the subsequent contracts from the sponsor or its wholly-owned subsidiary pursuant to a purchase agreement and supplements thereto and will sell the initial contracts and the subsequent contracts to the issuing entity pursuant to the sale and servicing agreement and supplements thereto. If it is discovered that the depositor has breached a representation or warranty under the sale and servicing agreement, the depositor may be required to repurchase the affected contract from the issuing entity.

                                    LBARC-WI

          Long Beach Acceptance Receivables Corp. Warehouse I, a wholly-owned subsidiary of the sponsor, is a Delaware corporation, incorporated on February
21, 2003. LBARC-WI's address is One Mack Centre Drive, Paramus, New Jersey
07652; telephone (201) 262-5222.

          LBARC-WI was organized for the limited purpose of acquiring, owning and transferring interests in specified financial assets and any activities incidental or necessary for that purpose. LBARC-WI entered into a Master
Purchase Agreement with the sponsor dated as of March 7, 2003, pursuant to which the sponsor agreed to sell, from time to time, to LBARC-WI, and LBARC-WI agreed to purchase, from time to time, from the sponsor, without recourse, all of the sponsor's right, title and interest in certain contracts.

                               THE ISSUING ENTITY

          Long Beach Acceptance Auto Receivables Trust 2006-B is a Delaware
statutory trust formed by the depositor under a trust agreement between the depositor and the owner trustee to consummate the transactions described in this free writing prospectus.

                                      S-29

          The depositor will, on or prior to the closing date, transfer to the issuing entity an amount equal to $1,000 as initial capitalization of the trust.
In addition, the depositor shall pay organizational expenses of the trust as they may arise.

          The issuing entity will not engage in any activity other than:

          o    acquiring the contracts and its other assets and proceeds from its assets;

          o    issuing the notes and the Class R Certificate which represents the residual interest in the issuing entity;

          o    making payments on the notes and the certificate;

          o    with the proceeds of the sale of the notes, funding the
               pre-funding account and paying the remaining balance to the depositor pursuant to the sale and servicing agreement;

          o    assigning the pledged assets to the indenture trustee pursuant to the indenture for the benefit of the insurer and the noteholders and holding, managing and distributing to the certificateholder pursuant to the terms of the sale and servicing agreement and the spread account agreement any portion of the pledged assets released from the lien of the indenture, as applicable;

          o    entering into and performing its obligations under the
               transaction documents to which it is a party;

          o    at the direction of the depositor and subject to the requirements of the trust agreement, entering into derivative contracts for the benefit of the Class R Certificateholder;

          o    engaging in such other activities as may be required in
               connection with conservation of the trust estate and making distributions to the certificateholder and the noteholders; and

          o    engaging in other activities that are necessary or suitable or convenient to accomplish these other activities.

          Modifications to the trust agreement, including the foregoing permissible activities, may be made by the depositor and the owner trustee, upon notice to the rating agencies and with the consent of the insurer and, in certain cases, the holders of the certificates and a majority of the notes, in all cases subject to the limitations set forth in the trust agreement.

          The issuing entity will use the proceeds from the initial sale of the notes to purchase the contracts from the depositor and to fund the deposit in the pre-funding account and the spread account maintained for the benefit of the insurer and the trust collateral agent for the benefit of the Class A
Noteholders. In addition to the contracts, the issuing entity will own the trust property, described in "The Trust Property" below in this free writing prospectus. The issuing entity's fiscal year end will be December 31.

          The issuing entity may not, without the prior written consent of each certificateholder and the indenture trustee, (a) institute any proceedings to be adjudicated as bankrupt or insolvent, (b) consent to the institution of bankruptcy or insolvency proceedings against it, (c) file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to bankruptcy with respect to it, (d) consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the issuing entity or a substantial part of its property, (e) make any assignment for the benefit of the issuing entity's creditors, (f) admit in writing its inability to pay its debts generally as they become

                                      S-30

due; or (g) take any action in furtherance of any of the foregoing. In considering whether to give or withhold written consent to any of these actions by the issuing entity, the indenture trustee, with the consent of the certificateholders, shall consider the interests of the noteholders and the insurer in addition to the interests of the issuing entity and whether the issuing entity is insolvent. The indenture trustee shall have no duty to give written consent to any of these actions by the issuing entity if the indenture trustee shall not have been furnished a letter from an independent accounting firm of national reputation stating that in the opinion of such firm the issuing entity is then insolvent. No certificateholder of the issuing entity has power to commence any bankruptcy actions on behalf of the issuing entity or to direct the indenture trustee to take any such actions on the part of the issuing entity. To the extent permitted by applicable law, the consent of the insurer and the trust collateral agent must be obtained prior to taking any bankruptcy action by the issuing entity.

          Furthermore, the issuing entity has structured this transaction so that the bankruptcy of the depositor will not result in the consolidation of the issuing entity's assets and liabilities with those of the depositor. The issuing entity has received a legal opinion, subject to various facts, assumptions and qualifications, opining that if the depositor or the sponsor was adjudged bankrupt, it would not be a proper exercise of a court's equitable discretion to disregard the separate corporate existence of the issuing entity and to require the consolidation of the issuing entity's assets and liabilities with those of the depositor or the sponsor, as appropriate. However, there can be no assurance that a court would not conclude that the assets and liabilities of the issuing entity should be consolidated with those of the depositor or sponsor, as appropriate.

          The issuing entity's principal offices are in Wilmington, Delaware, in care of Wilmington Trust Company.

                                THE OWNER TRUSTEE

          Wilmington Trust Company is a Delaware banking corporation with trust powers incorporated in 1903. Wilmington Trust Company's principal place of business is located at 1100 North Market Street, Wilmington, Delaware, 19890.
Wilmington Trust Company has served as owner trustee in numerous asset-backed securities transactions involving auto receivables.

          Wilmington Trust Company is subject to various legal proceedings that arise from time to time in the ordinary course of business. Wilmington Trust
Company does not believe that the ultimate resolution of any of these proceedings will have a materially adverse effect on its services as owner trustee.

          Wilmington Trust Company has provided the above information for purposes of complying with Regulation AB. Other than the above two paragraphs,
Wilmington Trust Company has not participated in the preparation of, and is not responsible for, any other information contained in this free writing prospectus.

          Pursuant to the trust agreement, the owner trustee will perform limited administration functions of the issuing entity including the execution and delivery of the transaction documents and any related certificate or other document to which the issuing entity is a party. The owner trustee will also direct the indenture trustee to authenticate and deliver the notes and will be authorized but not obligated to take all other actions required of the issuing entity pursuant to the transaction documents.

          The owner trustee's liability in connection with the issuance of the certificates and the issuance and sale of the notes is limited solely to the express obligations of the owner trustee detailed in the trust agreement.
"Description of the Transaction Documents--Trustees--Replacement of Owner
Trustee" in

                                      S-31

this free writing prospectus for information regarding the owner trustee's resignation, removal and replacement.

                              THE INDENTURE TRUSTEE

          Deutsche Bank Trust Company Americas is a New York banking corporation and is the indenture trustee under the indenture for the notes. Its principal corporate trust office is located at 60 Wall Street, New York, New York 10005.
Deutsche Bank Trust Company Americas has and currently is serving as indenture trustee for numerous auto loan and auto lease securitization transactions.

               THE DEMAND NOTE PROVIDER/ THE DEMAND NOTE GUARANTOR

          The demand note provider will initially be Citigroup Global Markets
Realty Corp. an affiliate of Citigroup Global Markets Inc. The demand note guarantor will be Citigroup Global Markets Holdings Inc., a "AA-/Aa1" rated company.

                               THE TRUST PROPERTY

          The trust property will include, among other things, the following:

          o    a pool consisting primarily of "non-prime" contracts secured by new and used automobiles, sport utility vehicles, light duty trucks and vans;

          o    all monies received (i) from the initial contracts, after the close of business on the initial cutoff date and (ii) with respect to the subsequent contracts, after the close of business on the related subsequent cutoff dates;

          o    the security interests in the financed vehicles;

          o    the contract files;

          o    all rights to proceeds from claims and refunds of unearned premiums on insurance policies covering the financed vehicles or the obligors, including any vendor's single interest physical damage policy relating to the contracts in which the sponsor is the named insured and the indenture trustee is an additional named insured;

          o    all rights to proceeds from debt cancellation coverage;

          o    all rights to proceeds from the liquidation of, and recoveries on the contracts;

          o    all rights to refunds under extended service contracts covering the financed vehicles;

          o    the depositor's rights against dealers under agreements between the sponsor and the dealers;

          o    amounts that may be held in the lockbox accounts to the extent the amounts relate to the contracts;

          o    the bank accounts, including the pre-funding account, opened in connection with this offering (other than the spread account
               (including the demand note on deposit therein)) and the amounts on deposit in those accounts;

                                      S-32

          o    all rights to cause the sponsor to repurchase contracts from the trust pursuant to the purchase agreement;

          o    all of the issuing entity's rights under the transaction
               documents; and

          o    all proceeds from the items described above.

          The spread account, including the demand note on deposit therein, will not be an asset of the trust, but will be established with the collateral agent for the benefit of the insurer and the trust collateral agent on behalf of the
Class A noteholders. The spread account is designed to cover losses on the contract pool; however, the existence of the spread account, including the demand note on deposit therein, should not be relied upon as a source of funds to pay the notes because the spread account funding requirements or the existence of the spread account or the demand note may be amended, reduced or terminated by the depositor, the insurer and the trust collateral agent, without the consent of the noteholders.

          The initial contracts will be purchased by the depositor pursuant to the purchase agreement and will then be purchased by the issuing entity from the depositor pursuant to the sale and servicing agreement. The issuing entity will purchase subsequent contracts representing approximately 29.59% of the total contract pool and related property on or before December 15, 2006 with funds on deposit in the pre-funding account. These subsequent contracts will be purchased by the depositor from the sellers pursuant to one or more subsequent transfer agreements.

          The trust property also will include an assignment of the depositor's rights against the sponsor for breaches of representations and warranties under the purchase agreement, with respect to the initial contracts, or the related subsequent transfer agreements, with respect to the subsequent contracts, or from failure of the sponsor to comply with the purchase agreement or the related subsequent transfer agreements, as applicable.

          The initial contracts were originated by dealers according to the sponsor's requirements, will be so assigned, and evidence the indirect financing made available to the obligors. The subsequent contracts were originated or will be originated by dealers according to the sponsor's requirements, will be so assigned, and evidence the indirect financing made available to the obligors.
Dealer agreements may provide for repurchase or recourse against the dealer in the event of a breach of a representation or warranty by the dealer.

          As of any date of determination, the pool balance represents the aggregate outstanding principal balance of the contracts as of the end of the preceding calendar month.

          Under the indenture, the issuing entity will grant a security interest in the trust property to the indenture trustee for the noteholders' benefit and for the insurer's benefit in support of the obligations owed to the noteholders and the insurer, respectively. Any proceeds of the security interest will be distributed according to the indenture. The insurer will be entitled to the payments only after payment of amounts owed to, among others, the Class A noteholders.

          A contract's principal balance, as of any date, prior to that contract becoming a liquidated contract, is the sum of:

          (a)  the amount financed;

          minus

                                      S-33

          (b)  the principal portion of all amounts received in respect of the contract on or prior to that date including any prepayments;

          minus

          (c)  any Cram Down Loss for the contract;

          minus

          (d)  the principal portion of any purchase amount the depositor or servicer must remit with respect to the contract.

          A contract's principal balance shall be reduced to zero as of the date on which that contract is deemed to be a liquidated contract by the servicer.

                                  THE CONTRACTS

GENERAL

          Contracts are originated by the sponsor by purchasing loans from automobile dealers. Most of the contracts were made to individuals with impaired credit due to factors, including:

          o    the manner in which these individuals have handled previous credit;

          o    the limited extent of their prior credit history; and/or

          o    their limited financial resources.

ELIGIBILITY CRITERIA

          The initial contracts included in the trust property were selected from the sponsor's portfolio of contracts according to several criteria, including the following criteria (measured as of the initial cutoff date, which is the close of business on August 31, 2006):

          (a)  each initial contract was originated, based on the address of the dealer, in the United States;

          (b)  each initial contract has an original maturity of not more than
               75 months;

          (c)  each initial contract provides for level monthly payments which fully amortize the amount financed over the original term;

          (d)  each initial contract has a remaining maturity of not more than
               75 months and not less than 4 months;

          (e)  each initial contract has an outstanding principal balance of not more than $73,623.88;

          (f)  each initial contract is not more than 29 days past due;

          (g)  each initial contract has an annual percentage rate (APR) of not less than 4.900%;

          (h)  no obligor was in bankruptcy at the time of origination of the related initial contract nor has any obligor filed for bankruptcy since such time through the initial cutoff date, which

                                      S-34

               bankruptcy has neither been discharged or dismissed, unless such initial contract was reaffirmed; and

          (i)  each initial contract has a scheduled maturity no later than
               November 19, 2012.

THE SUBSEQUENT CONTRACTS

          During the funding period, the sellers will sell the subsequent contracts to the depositor and the depositor will then sell them to the issuing entity. The sponsor anticipates that the aggregate principal balance of the subsequent contracts as of the related subsequent cutoff dates will equal approximately $149,842,943.76. The depositor will forward to the sponsor the funds that it receives from the issuing entity for the subsequent contracts. The issuing entity will use the funds in the pre-funding account for the purpose of purchasing the subsequent contracts.

          No transfer of subsequent contracts to the issuing entity will be made unless:

          (a)  as of each subsequent cutoff date, each subsequent contract and/or the subsequent financed vehicle related to that subsequent contract satisfy the contract eligibility criteria specified under "The Contracts" in this free writing prospectus in clauses
               (a) through (f) and (h) above regarding the initial contracts;

          (b)  so long as no insurer default shall have occurred and be continuing, the insurer has approved the transfer of the
               subsequent contracts to the issuing entity;

          (c)  neither the sponsor nor the depositor has selected the subsequent contracts in a manner that either of them believes is adverse to the interests of the insurer or the noteholders;

          (d)  the sponsor and the depositor deliver certain opinions of counsel regarding the validity of the subsequent contract transfer; and

          (e)  S&P confirms that the ratings on the notes will not be withdrawn or reduced because of the transfer of the subsequent contracts to the issuing entity.

          In addition, the issuing entity's obligation or right to purchase the subsequent contracts is subject to the condition that all of the contracts held by the issuing entity, including the subsequent contracts to be transferred, meet the following criteria (as verified by a firm of independent accountants)
after the transfer of the subsequent contracts:

          (a)  the contracts' weighted average annual percentage rate is not less than 12.70%;

          (b)  the contracts' weighted average remaining term is not greater than 69 months; and

          (c)  not more than 45% of the obligors on the contracts reside in
               California, not more than 16% of the obligors on the contracts reside in Florida and not more than 15% of the obligors on the contracts reside in Arizona.

          In calculating the criteria set forth in clauses (a) and (b), the cutoff date that will be used for the initial contracts is the initial cutoff date and the cutoff date that will be used for the subsequent contracts is the related subsequent cutoff date.

                                      S-35

          The criteria in clause (c) will be based on the obligor's mailing addresses on:

               o    the initial cutoff date for the obligors on the initial
                    contracts; and

               o    the related subsequent cutoff dates for the obligors on the subsequent contracts.

          Following the transfer of subsequent contracts to the issuing entity, the aggregate characteristics of the entire pool of contracts held by the issuing entity may vary from the initial pool of contracts, but no such variation will be material, in the following respects:

               o    geographic distribution of the contracts;

               o    distribution by remaining principal balance;

               o    distribution by of the contracts secured by new and used
                    vehicles;

               o    distribution by APR;

               o    distribution by contract date;

               o    distribution by loan age;

               o    distribution by remaining term;

               o    distribution by manufacturer and model year;

               o    distribution by loan-to-value ratio;

               o    distribution by FICO score; and

               o    distribution by historical delinquencies (30, 60 and 90
                    days).

          In the month immediately following the end of the final funding period, the issuing entity will file the final pool composition, as of the related cutoff dates, with the SEC on Form 10-D.

COMPOSITION

          The statistical information presented in this free writing prospectus is based on the initial contracts as of the initial cutoff date, which is the close of business on August 31, 2006. As of the initial cutoff date, the initial contracts have an aggregate principal balance of $356,486,170.16.

          The composition, distribution by APR, distribution by contract date, distribution by loan age, distribution by remaining principal balance, distribution by remaining term, distribution by manufacturer, distribution by model year, geographic distribution, distribution by loan-to-value ratio, distribution by FICO score and distribution by historical 30-, 60- and 90-day delinquencies as of the initial cutoff date are set forth in the following tables. The sum of the columns below may not equal the total indicated due to rounding.

                                      S-36

                      COMPOSITION OF THE INITIAL CONTRACTS
                          AS OF THE INITIAL CUTOFF DATE

                                                   NEW                     USED                     TOTAL
                                         ----------------------   ----------------------   ----------------------

Aggregate Remaining Principal Balance    $       138,582,152.04   $       217,904,018.12   $       356,486,170.16
Aggregate Original Principal Balance     $       151,470,587.96   $       249,393,945.08   $       400,864,533.04
Number of Contracts                                       6,343                   13,291                   19,634
Percent of Remaining Principal Balance                    38.87%                   61.13%                  100.00%
Average Remaining Principal Balance      $            21,848.05   $            16,394.86   $            18,156.57
Range of Remaining Principal Balances    $1,050.12 - $72,475.19   $1,004.47 - $73,623.88   $1,004.47 - $73,623.88
Weighted Average APR                                     12.214%                  13.350%                  12.908%
Range of APR                                    4.900% - 21.000%         5.480% - 25.500%         4.900% - 25.500%
Weighted Average Original Term                        70 months                68 months                69 months
Range of Original Term                           24 - 75 months           18 - 75 months           18 - 75 months
Weighted Average Remaining Term                       67 months                64 months                65 months
Range of Remaining Term                           4 - 74 months            4 - 75 months            4 - 75 months
Weighted Average FICO Score                                 630                      628                      629
Range of FICO Scores                                  408 - 882                371 - 864                371 - 882
Weighted Average Loan-to-Value Ratio                     109.66                   117.98                   114.75
Range of Loan-to-Value                           15.01 - 172.32           12.83 - 174.57           12.83 - 174.57

                  DISTRIBUTION OF THE INITIAL CONTRACTS BY APR
                          AS OF THE INITIAL CUTOFF DATE

                                                               PERCENTAGE OF
                                                AGGREGATE        AGGREGATE
                                 NUMBER OF      PRINCIPAL        PRINCIPAL
           APR RANGE             CONTRACTS       BALANCE         BALANCE(1)
------------------------------   ---------   ---------------   -------------
 4.900%  -  5.000%............          1    $     16,130.02        0.00%
 5.001%  -  6.000%............         51         909,071.01        0.26
 6.001%  -  7.000%............        435       8,025,363.47        2.25
 7.001%  -  8.000%............        882      16,544,370.45        4.64
 8.001%  -  9.000%............      1,390      27,800,193.97        7.80
 9.001%  - 10.000%............      1,733      34,401,477.39        9.65
10.001%  - 11.000%............      1,541      30,877,616.16        8.66
11.001%  - 12.000%............      1,575      30,517,482.13        8.56
12.001%  - 13.000%............      1,959      39,180,863.02       10.99
13.001%  - 14.000%............      1,958      38,558,955.71       10.82
14.001%  - 15.000%............      2,211      41,003,131.32       11.50
15.001%  - 16.000%............      1,908      34,081,995.95        9.56
16.001%  - 17.000%............      1,545      25,036,668.97        7.02
17.001%  - 18.000%............      1,114      14,906,676.02        4.18
18.001%  - 19.000%............        695       8,328,103.98        2.34
19.001%  - 20.000%............        338       3,574,848.80        1.00
20.001%  - 21.000%............        278       2,631,039.19        0.74
21.001%  - 22.000%............         15          73,286.38        0.02
22.001%  - 23.000%............          3           7,170.90        0.00
23.001%  - 24.000%............          1           6,757.83        0.00
25.001%  - 25.500%............          1           4,967.49        0.00
                                   ------    ---------------      ------
TOTAL.........................     19,634    $356,486,170.16      100.00%
                                   ======    ===============      ======

----------
(1)  Percentages may not sum to 100.00% because of rounding.

                                      S-37

                      DISTRIBUTION OF THE INITIAL CONTRACTS
                                 BY LOAN AGE(1)
                          AS OF THE INITIAL CUTOFF DATE

                                                               PERCENTAGE OF
                                                AGGREGATE        AGGREGATE
                                 NUMBER OF      PRINCIPAL        PRINCIPAL
     LOAN AGE(1) (MONTHS)        CONTRACTS       BALANCE         BALANCE(2)
------------------------------   ---------   ---------------   -------------
0.............................      4,963    $101,563,076.20       28.49%
1.............................      4,376      90,427,918.12       25.37
2.............................      4,594      96,063,557.40       26.95
3.............................      1,645      33,789,823.30        9.48
4-6...........................        507      10,236,873.96        2.87
7 OR MORE.....................      3,549      24,404,921.18        6.85
                                   ------    ---------------      ------
TOTAL.........................     19,634    $356,486,170.16      100.00%
                                   ======    ===============      ======

----------
(1)  Loan age represents the number of months since the first scheduled payment date, including such first scheduled payment date.

(2)  Percentages may not sum to 100.00% because of rounding.

                    DISTRIBUTION OF THE INITIAL CONTRACTS BY
                           REMAINING PRINCIPAL BALANCE
                          AS OF THE INITIAL CUTOFF DATE

                                                               PERCENTAGE OF
                                                AGGREGATE        AGGREGATE
 RANGE OF REMAINING PRINCIPAL    NUMBER OF      PRINCIPAL        PRINCIPAL
           BALANCES              CONTRACTS       BALANCE         BALANCE(1)
------------------------------   ---------   ---------------   -------------
$ 1,004.47 - $ 2,500.00.......        449    $    865,873.75        0.24%
$ 2,500.01 - $ 5,000.00.......      1,103       4,054,090.90        1.14
$ 5,000.01 - $ 7,500.00.......      1,108       6,968,481.55        1.95
$ 7,500.01 - $10,000.00.......      1,434      12,582,722.56        3.53
$10,000.01 - $12,500.00.......      1,480      16,713,528.60        4.69
$12,500.01 - $15,000.00.......      1,770      24,474,491.93        6.87
$15,000.01 - $17,500.00.......      2,066      33,581,146.23        9.42
$17,500.01 - $20,000.00.......      2,180      40,827,422.08       11.45
$20,000.01 - $22,500.00.......      1,934      41,071,623.02       11.52
$22,500.01 - $25,000.00.......      1,765      41,865,519.91       11.74
$25,000.01 - $27,500.00.......      1,452      38,077,908.93       10.68
$27,500.01 - $30,000.00.......      1,013      29,068,796.02        8.15
$30,000.01 - $35,000.00.......      1,161      37,307,251.52       10.47
GREATER THAN $35,000.00.......        719      29,027,313.16        8.14
                                   ------    ---------------      ------
TOTAL.........................     19,634    $356,486,170.16      100.00%
                                   ======    ===============      ======

----------
(1)  Percentages may not sum to 100.00% because of rounding.

                                      S-38

             DISTRIBUTION OF THE INITIAL CONTRACTS BY REMAINING TERM
                          AS OF THE INITIAL CUTOFF DATE

                                                                         PERCENTAGE OF
                                                          AGGREGATE        AGGREGATE
    RANGE OF REMAINING TERM                               PRINCIPAL        PRINCIPAL
           (MONTHS)              NUMBER OF CONTRACTS       BALANCE         BALANCE(1)
------------------------------   -------------------   ---------------   -------------

 4 -  6.......................             224         $    462,280.92        0.13%
 7 - 12.......................           1,186            4,052,630.72        1.14
13 - 18.......................             464            2,747,329.69        0.77
19 - 24.......................           1,283           11,028,722.12        3.09
25 - 30.......................             260            2,863,488.60        0.80
31 - 36.......................             278            2,290,762.76        0.64
37 - 42.......................              69              660,879.91        0.19
43 - 48.......................             645            7,168,537.49        2.01
49 - 54.......................             202            2,683,737.79        0.75
55 - 60.......................           3,139           49,055,572.44       13.76
61 - 66.......................           1,049           19,376,307.68        5.44
67 - 72.......................          10,819          253,611,437.85       71.14
73 - 75.......................              16              484,482.19        0.14
                                        ------         ---------------      ------
TOTAL.........................          19,634         $356,486,170.16      100.00%
                                        ======         ===============      ======

----------
(1)  Percentages may not sum to 100.00% because of rounding.

                                      S-39

              DISTRIBUTION OF THE INITIAL CONTRACTS BY MANUFACTURER
                          AS OF THE INITIAL CUTOFF DATE

                                                          AGGREGATE
                                                          PRINCIPAL      PERCENTAGE OF AGGREGATE
         MANUFACTURER            NUMBER OF CONTRACTS       BALANCE         PRINCIPAL BALANCE(1)
------------------------------   -------------------   ---------------   -----------------------

ACURA.........................             108         $  2,103,261.18             0.59%
AUDI..........................              44              907,383.54             0.25
BMW...........................             138            3,445,501.78             0.97
BUICK.........................             101            1,285,964.93             0.36
CADILLAC......................             187            4,808,695.99             1.35
CHEVROLET.....................           3,248           62,660,142.20            17.58
CHRYSLER......................             699           12,551,038.22             3.52
DAEWOO........................               5               19,983.45             0.01
DODGE.........................           2,002           38,298,698.96            10.74
FORD..........................           3,094           53,008,368.04            14.87
GMC...........................             515           10,700,521.68             3.00
HONDA.........................             881           14,486,083.19             4.06
HUMMER........................              52            1,813,224.53             0.51
HYUNDAI.......................             634           10,642,286.41             2.99
INFINITI......................              94            1,956,249.44             0.55
ISUZU.........................              72              969,257.32             0.27
JAGUAR........................              44              964,432.43             0.27
JEEP..........................             652           11,203,164.41             3.14
KIA...........................             827           14,494,944.01             4.07
LAND ROVER....................              31              718,541.47             0.20
LEXUS.........................             115            2,520,452.95             0.71
LINCOLN.......................             133            2,626,312.66             0.74
MAZDA.........................             449            7,517,148.58             2.11
MERCEDES......................             274            7,235,775.05             2.03
MERCURY.......................             132            1,561,645.32             0.44
MINI..........................              12              234,024.58             0.07
MITSUBISHI....................             360            4,502,336.97             1.26
NISSAN........................           1,940           37,124,366.91            10.41
OLDSMOBILE....................              57              392,355.50             0.11
PLYMOUTH......................              32              113,440.00             0.03
PONTIAC.......................             351            4,744,780.11             1.33
PORSCHE.......................              17              523,406.87             0.15
SAAB..........................              12              214,935.93             0.06
SATURN........................             165            2,202,598.87             0.62
SUBARU........................              65            1,194,874.07             0.34
SUZUKI........................             191            2,792,895.18             0.78
TOYOTA........................           1,619           29,474,283.47             8.27
VOLKSWAGEN....................             224            3,360,642.35             0.94
VOLVO.........................              58            1,112,151.61             0.31
                                        ------         ---------------           ------
TOTAL.........................          19,634         $356,486,170.16           100.00%
                                        ======         ===============           ======

----------
(1)  Percentages may not sum to 100.00% because of rounding.

                                      S-40

     DISTRIBUTION OF THE INITIAL CONTRACTS BY MODEL YEAR OF FINANCED VEHICLE
                          AS OF THE INITIAL CUTOFF DATE

                                                AGGREGATE
                                 NUMBER OF      PRINCIPAL      PERCENTAGE OF AGGREGATE
          MODEL YEAR             CONTRACTS       BALANCE         PRINCIPAL BALANCE(1)
------------------------------   ---------   ---------------   -----------------------

1993..........................          1    $      9,521.76             0.00%
1994..........................          2          13,047.64             0.00
1995..........................         13          90,043.85             0.03
1996..........................         68         221,637.50             0.06
1997..........................        228       1,007,347.14             0.28
1998..........................        536       2,753,080.77             0.77
1999..........................        965       6,220,251.67             1.74
2000..........................        961       8,353,569.65             2.34
2001..........................      1,238      13,855,625.43             3.89
2002..........................      2,250      30,791,168.85             8.64
2003..........................      2,066      39,570,636.80            11.10
2004..........................      2,071      42,468,716.29            11.91
2005..........................      2,404      48,946,819.38            13.73
2006..........................      6,115     144,329,139.22            40.49
2007..........................        716      17,855,564.21             5.01
                                   ------    ---------------           ------
TOTAL.........................     19,634    $356,486,170.16           100.00%
                                   ======    ===============           ======

----------
(1)  Percentages may not sum to 100.00% because of rounding.

                                      S-41

                GEOGRAPHIC DISTRIBUTION OF THE INITIAL CONTRACTS
                          AS OF THE INITIAL CUTOFF DATE

                                                           PERCENTAGE OF
                                            AGGREGATE        AGGREGATE
                             NUMBER OF      PRINCIPAL        PRINCIPAL
         STATE(1)            CONTRACTS       BALANCE         BALANCE(2)
--------------------------   ---------   ---------------   -------------
CALIFORNIA ...............      7,732    $147,369,168.59       41.34%
FLORIDA ..................      2,154      42,251,931.32       11.85
ARIZONA ..................      1,750      34,190,906.29        9.59
TEXAS ....................      1,415      28,403,778.64        7.97
NEVADA ...................      1,032      20,774,384.29        5.83
GEORGIA ..................        743      13,754,202.90        3.86
NORTH CAROLINA ...........        712      12,491,172.37        3.50
COLORADO .................        759      12,060,735.37        3.38
WASHINGTON ...............        473       7,284,525.49        2.04
SOUTH CAROLINA ...........        430       6,699,945.94        1.88
MISSOURI .................        316       5,108,829.83        1.43
NEW YORK .................        408       4,787,563.50        1.34
MARYLAND .................        245       4,600,576.38        1.29
ALL OTHERS (20) ..........      1,465      16,708,449.25        4.69
                               ------    ---------------      ------
TOTAL ....................     19,634    $356,486,170.16      100.00%
                               ======    ===============      ======

----------
(1)  Based upon address of the dealer.

(2)  Percentages may not sum to 100.00% because of rounding.

                                      S-42

          DISTRIBUTION OF THE INITIAL CONTRACTS BY LOAN-TO-VALUE RATIO
                          AS OF THE INITIAL CUTOFF DATE

                                                           PERCENTAGE OF
                                            AGGREGATE        AGGREGATE
     RANGE OF LOAN-TO-       NUMBER OF      PRINCIPAL        PRINCIPAL
       VALUE RATIOS          CONTRACTS       BALANCE         BALANCE(1)
--------------------------   ---------   ---------------   -------------
      <=  50.00 ..........        244    $  2,372,796.23        0.67%
 50.01 -  75.00 ..........        829      11,916,207.13        3.34
 75.01 -  80.00 ..........        362       6,120,067.46        1.72
 80.01 -  85.00 ..........        513       8,577,749.47        2.41
 85.01 -  90.00 ..........        681      12,319,732.49        3.46
 90.01 -  95.00 ..........        875      16,533,159.98        4.64
 95.01 - 100.00 ..........      1,085      20,348,527.60        5.71
100.01 - 105.00 ..........      1,377      26,192,667.05        7.35
105.01 - 110.00 ..........      1,590      30,151,268.17        8.46
110.01 - 115.00 ..........      1,728      32,110,763.44        9.01
115.01 - 120.00 ..........      1,877      34,068,436.46        9.56
120.01 - 125.00 ..........      1,837      35,009,370.22        9.82
125.01 - 130.00 ..........      1,814      33,745,421.41        9.47
130.01 - 135.00 ..........      1,762      31,478,759.47        8.83
135.01 - 140.00 ..........      1,468      25,992,882.63        7.29
140.01 - 145.00 ..........        753      13,780,267.68        3.87
145.01 - 150.00 ..........        388       7,612,582.62        2.14
150.01 - 174.87 ..........        451       8,155,510.65        2.29
                               ------    ---------------      ------
TOTAL ....................     19,634    $356,486,170.16      100.00%
                               ======    ===============      ======

----------
(1)  Percentages may not sum to 100.00% because of rounding.

                                      S-43

               DISTRIBUTION OF THE INITIAL CONTRACTS BY FICO SCORE
                          AS OF THE INITIAL CUTOFF DATE

                                                           PERCENTAGE OF
                                            AGGREGATE        AGGREGATE
     RANGE OF FICO(R)        NUMBER OF      PRINCIPAL        PRINCIPAL
        SCORES (1)           CONTRACTS       BALANCE         BALANCE(2)
--------------------------   ---------   ---------------   -------------
NOT AVAILABLE ............        152    $  1,863,957.09        0.52%
351 - 375 ................          1          21,904.72        0.01
376 - 400 ................          2           4,399.64        0.00
401 - 425 ................          6          96,623.75        0.03
426 - 450 ................         15         254,588.42        0.07
451 - 475 ................         50         843,548.69        0.24
476 - 500 ................        131       1,828,802.78        0.51
501 - 525 ................        388       4,889,819.39        1.37
526 - 550 ................        953      13,577,097.61        3.81
551 - 575 ................      2,432      42,066,214.95       11.80
576 - 600 ................      2,985      54,555,131.47       15.30
601 - 625 ................      3,395      64,567,969.08       18.11
626 - 650 ................      3,076      59,571,310.96       16.71
651 - 675 ................      2,392      45,529,365.80       12.77
676 - 700 ................      1,582      30,672,529.36        8.60
701 - 725 ................        835      15,311,035.87        4.29
726 - 750 ................        463       8,072,591.52        2.26
751 - 775 ................        293       4,810,564.46        1.35
776 - 800 ................        196       3,294,858.34        0.92
GREATER THAN 800 .........        287       4,653,856.26        1.31
                               ------    ---------------      ------
TOTAL ....................     19,634    $356,486,170.16      100.00%
                               ======    ===============      ======

----------

(1)  A FICO(R) score is a widely used industry measurement determined by Fair,
     Isaac & Company using information collected by the major credit bureaus to assess credit risk. FICO(R) scores are based on independent third party information, the accuracy of which cannot be verified. Data from an independent credit reporting agency, such as FICO(R) scores, is one of several factors that may be used by the sponsor in its credit underwriting analysis to assess the credit risk associated with each applicant. FICO(R)
     scores should not necessarily be relied upon as a meaningful predictor of the performance of the contracts. In addition, FICO(R) scores may change over time, depending on the conduct of the obligor and changes in credit score technology and therefore, an obligor's FICO(R) score at any time in the future may be higher or lower than the obligor's FICO(R) score as of the date of origination. FICO(R) is a federally registered servicemark of
     Fair, Isaac & Company.

(2)  Percentages may not sum to 100.00% because of rounding.

                                      S-44

          All of the contracts require the obligor to pay:

          o    a specified total amount of payments;

          o    in substantially equal monthly installments on each due date.

          Each obligor's total amount of payments equals the amount financed plus interest for the contract's term. The interest charges on the contracts are determined either by the simple interest method or by adding a precomputed interest charge to the contract as of its origination date.

          Under a simple interest contract, the amount of an obligor's fixed level installment payment allocated to interest is equal to the product of the fixed interest rate on the loan, typically the APR, multiplied by the unpaid principal amount financed of such contract multiplied by the elapsed time period, expressed as a fraction of a year, since the preceding loan payment. The obligor's remaining payment amount is allocated to reduce the principal amount financed. The issuing entity will account for all contracts, including simple interest contracts and precomputed contracts, as if those contracts amortized under the simple interest method.

          The sponsor and the depositor each will make representations and warranties regarding the contracts pursuant to the purchase agreement and the sale and servicing agreement respectively. These representations and warranties pertain to specific aspects of the contracts including the origination of the contracts, the obligors of the contracts, the accuracy and legality of the records, computer tapes and schedules containing information regarding the contracts, the financed vehicles securing the contracts, the security interests in the contracts granted to the depositor, issuing entity and the trust collateral agent, specific characteristics of the contracts and others. Upon the breach of one of these representations or warranties by the sponsor or the depositor, each party's repurchase obligation will be triggered under the applicable transaction document.

                                      S-45

YIELD AND PREPAYMENT CONSIDERATIONS

          Obligors may prepay their respective contract at any time. If an obligor prepays a contract, the actual weighted average life of the contracts may be shorter than the scheduled weighted average life. These prepayments include:

          o    prepayments in full;

          o    partial prepayments;

          o    repurchases of contracts due to breaches of certain
               representations and warranties of the sponsor with respect to the contracts and, while the sponsor is acting as servicer, for certain breaches of the servicer's obligations under the
               servicing agreement;

          o    liquidations due to default;

          o    proceeds (including rebates and refunds of unearned premiums)
               from physical damage, credit life, credit accident and health insurance policies;

          o    proceeds from debt cancellation coverage; and

          o    refunds of the costs of extended service contracts.

          Weighted average life means the average amount of time during which each dollar of principal on a contract is outstanding.

          The prepayment rate on the contracts may be influenced by a variety of economic, social and other factors, including the fact that an obligor may not sell or transfer the financed vehicle without the servicer's consent. The prepayment rate on the contracts may also be affected by the type of obligor, the type of financed vehicle and servicing decisions. The servicer believes that the actual prepayment rate will result in the contracts having a substantially shorter weighted average life than their scheduled weighted average life.

          The rate of payment of principal of each class of notes will depend on the rate of payment, including prepayments, on the contracts' principal balances and a possible mandatory redemption on the payment date immediately following the end of the funding period. As a result, final payment of any class of notes could occur significantly earlier than that class' final scheduled payment date.
Noteholders will bear any reinvestment risk resulting from the early payment on the notes.

          To the extent that any notes are purchased at a premium or a discount, such notes will be sensitive to the rate of prepayments on the contracts. A faster than anticipated rate of prepayments on the contracts could result in a yield to investors in notes purchased at a premium that is lower than the anticipated yield. Conversely, a slower than anticipated rate of prepayments on the contracts could result in a yield to investors in notes purchased at a discount that is lower than the anticipated yield.

                   WEIGHTED AVERAGE LIVES OF THE CLASS A NOTES

          Prepayments on contracts can be measured relative to a payment standard or model. The model used in this free writing prospectus, the Absolute
Prepayment Model, or ABS, represents an assumed rate of prepayment each month relative to the original number of contracts in a pool of contracts. ABS further assumes that all the contracts in question are the same size and amortize at the same rate and that each contract in each month of its life will either be paid as scheduled or be paid in full. For example, in a pool

                                      S-46

of contracts originally containing 10,000 contracts, a 1.25% ABS rate means that
125 contracts prepay each month. ABS does not purport to be an historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of contracts, including the contracts transferred to the issuing entity.

          As the rate of payment of principal of each class of Class A Notes will depend on the rate of payment (including prepayments) of the principal balance of the contracts, final payment of any class of Class A Notes could occur significantly earlier than its final scheduled payment date. Reinvestment risk associated with early payment of the Class A Notes of any class will be borne exclusively by the holders of those notes.

          The tables captioned "Percent of Initial Note Principal Amount at
Various ABS Percentages" are referred to as the ABS Tables and have been prepared on the basis of the characteristics of the contracts, with an assumed original aggregate principal balance of $356,486,170.16. The ABS Tables assume that:

          o    the contracts prepay in full at the specified constant percentage of ABS monthly, with no defaults, losses, sales of delinquent loans or repurchases and include 30 days' interest thereon;

          o    the monthly principal and interest payment on each contract is scheduled to be made and is made on the last day of each month and each month has 30 days;

          o    payments are made on the notes on each payment date (and each such date is assumed to be the fifteenth day of each applicable month);

          o    all monthly fees are paid in the priority described in this free writing prospectus under the heading "Description of the
               Transaction Documents--Distributions--Payment Date Payments";

          o    a Class A-1 note rate of 5.374%, a Class A-2 note rate of 5.33%, a Class A-3 note rate of 5.20% and a Class A-4 note rate of
               5.21%;

          o    the hypothetical pools have a cutoff date of August 31, 2006 for the initial contracts and September 30, 2006 and October 31, 2006 for the subsequent contracts; and

          o    the Class R Certificateholder exercises its optional redemption right.

          The ABS Tables indicate the projected weighted average life of each class of Class A Notes and set forth the percentage of the initial principal amount of each class of Class A Notes that is projected to be outstanding after each of the payment dates shown at various constant ABS percentages.

          The ABS Tables also assume that the contracts have been aggregated into six hypothetical pools with all of the contracts within each pool having the following characteristics and that the level scheduled payment for each pool, which is based on the aggregate principal balance, annual percentage rate, original term to maturity and remaining term to maturity as of the related cutoff date will be such that each pool will be fully amortized by the end of its remaining term to maturity.

                                      S-47

                                INITIAL CONTRACTS

        Total Current       Gross        Original     Remaining Term
Pool     Balance ($)     Coupon (%)   Term (months)      (months)
----   ---------------   ----------   -------------   --------------
  1    $ 23,445,214.81     14.467           67              21
  2    $  7,829,417.40     12.961           47              46
  3    $ 51,739,310.23     13.207           59              58
  4    $273,472,227.72     12.717           71              70

                              SUBSEQUENT CONTRACTS

        Total Current      Gross        Original     Remaining Term
Pool     Balance ($)    Coupon (%)   Term (months)      (months)
----   --------------   ----------   -------------   --------------
  1    $74,921,471.88     12.450           68              68
  2    $74,921,471.88     12.450           68              68

          The actual characteristics and performance of the contracts will differ from the assumptions used in preparing the ABS Tables. The assumptions used are hypothetical and have been provided only to give a general sense of how the principal cash flows might behave under varying prepayment scenarios. For example, it is very unlikely that the contracts will prepay at a constant ABS rate until maturity or that all of the contracts will prepay at the same ABS rate. Moreover, the diverse terms of contracts within the hypothetical pools could produce slower or faster principal payments than indicated in the ABS
Tables at the various constant percentages of ABS specified, even if the original and remaining terms to maturity of the contracts are as assumed. Any difference between those assumptions and the actual characteristics and performance of the contracts, or actual prepayment experience, will affect the percentages of initial principal amounts outstanding over time and the weighted average life of each class of Class A Notes.

                                      S-48

       PERCENT OF INITIAL NOTE PRINCIPAL AMOUNT AT VARIOUS ABS PERCENTAGES

                                                CLASS A-1 NOTES(1)
                                       ------------------------------------
            PAYMENT DATE               1.25%   1.50%   1.70%   2.00%   2.25%
------------------------------------   -----   -----   -----   -----   -----
Closing Date .......................     100     100     100    100     100
October 15, 2006 ...................      89      88      86     81      64
November 15, 2006 ..................      76      74      71     61      49
December 15, 2006 ..................      62      58      53     39      31
January 15, 2007 ...................      47      42      36     18      14
February 15, 2007 ..................      33      26      19      2       0
March 15, 2007 .....................      19      11       2      0       0
April 15, 2007 .....................       5       0       0      0       0
May 15, 2007 .......................       0       0       0      0       0
Weighted Average Life to Maturity
   (Years) (2)(3) ..................    0.32    0.29    0.27   0.21    0.18
Weighted Average Life to Call
   (Years) (2)(4) ..................    0.32    0.29    0.27   0.21    0.18

(1)  The final scheduled payment date is the October 2007 payment date; payment of interest and principal in full of the Class A-1 Notes on such date is guaranteed by the policy to the extent described in this free writing prospectus.

(2)  The weighted average life of a note is determined by (a) multiplying the amount of each principal payment on a note by the number of years from the date of the issuance of the note to the related payment date, (b) adding the results and (c) dividing the sum by the related initial principal amount of the note.

(3)  This calculation assumes that the Class R Certificateholder does not exercise its option to purchase the contracts.

(4)  This calculation assumes that the Class R Certificateholder exercises its option to purchase the contracts.

                                      S-49

       PERCENT OF INITIAL NOTE PRINCIPAL AMOUNT AT VARIOUS ABS PERCENTAGES

                                          CLASS A-2 NOTES(1)
                                 ------------------------------------
         PAYMENT DATE            1.25%   1.50%   1.70%   2.00%   2.25%
------------------------------   -----   -----   -----   -----   -----
Closing Date..................     100     100     100    100     100
October 15, 2006..............     100     100     100    100     100
November 15, 2006.............     100     100     100    100     100
December 15, 2006.............     100     100     100    100     100
January 15, 2007..............     100     100     100    100     100
February 15, 2007.............     100     100     100    100      97
March 15, 2007................     100     100     100     90      85
April 15, 2007................     100      97      90     78      73
May 15, 2007..................      94      86      79     68      62
June 15, 2007.................      85      77      69     58      52
July 15, 2007.................      77      68      60     49      42
August 15, 2007...............      70      60      51     40      32
September 15, 2007............      62      52      42     31      23
October 15, 2007..............      54      43      34     22      13
November 15, 2007.............      47      35      26     14       4
December 15, 2007.............      39      27      18      5       0
January 15, 2008..............      32      20      10      0       0
February 15, 2008.............      25      12       2      0       0
March 15, 2008................      18       5       0      0       0
April 15, 2008................      11       0       0      0       0
May 15, 2008..................       4       0       0      0       0
June 15, 2008.................       0       0       0      0       0
Weighted Average Life to
   Maturity (Years) (2)(3)....    1.14    1.03    0.95   0.84    0.78
Weighted Average Life to Call
   (Years) (2)(4).............    1.14    1.03    0.95   0.84    0.78

(1)  The final scheduled payment date is the November 2009 payment date; payment of interest and principal in full of the Class A-2 Notes on such date is guaranteed by the policy to the extent described in this free writing prospectus.

(2)  The weighted average life of a note is determined by (a) multiplying the amount of each principal payment on a note by the number of years from the date of the issuance of the note to the related payment date, (b) adding the results and (c) dividing the sum by the related initial principal amount of the note.

(3)  This calculation assumes that the Class R Certificateholder does not exercise its option to purchase the contracts.

(4)  This calculation assumes that the Class R Certificateholder exercises its option to purchase the contracts.

                                      S-50

       PERCENT OF INITIAL NOTE PRINCIPAL AMOUNT AT VARIOUS ABS PERCENTAGES

                                          CLASS A-3 NOTES(1)
                                 ------------------------------------
         PAYMENT DATE            1.25%   1.50%   1.70%   2.00%  2.25%
------------------------------   -----   -----   -----   -----  -----
Closing Date..................     100     100     100    100     100
October 15, 2006..............     100     100     100    100     100
November 15, 2006.............     100     100     100    100     100
December 15, 2006.............     100     100     100    100     100
January 15, 2007..............     100     100     100    100     100
February 15, 2007.............     100     100     100    100     100
March 15, 2007................     100     100     100    100     100
April 15, 2007................     100     100     100    100     100
May 15, 2007..................     100     100     100    100     100
June 15, 2007.................     100     100     100    100     100
July 15, 2007.................     100     100     100    100     100
August 15, 2007...............     100     100     100    100     100
September 15, 2007............     100     100     100    100     100
October 15, 2007..............     100     100     100    100     100
November 15, 2007.............     100     100     100    100     100
December 15, 2007.............     100     100     100    100      95
January 15, 2008..............     100     100     100     97      87
February 15, 2008.............     100     100     100     89      79
March 15, 2008................     100     100      95     82      71
April 15, 2008................     100      98      88     74      63
May 15, 2008..................     100      91      82     67      55
June 15, 2008.................      97      85      75     60      47
July 15, 2008.................      91      79      68     53      40
August 15, 2008...............      86      72      62     46      33
September 15, 2008............      80      66      55     39      26
October 15, 2008..............      74      60      49     33      19
November 15, 2008.............      69      54      43     26      13
December 15, 2008.............      63      49      37     20       6
January 15, 2009..............      58      43      31     14       0
February 15, 2009.............      52      37      26      9       0
March 15, 2009................      47      32      20      3       0
April 15, 2009................      42      27      15      0       0
May 15, 2009..................      37      22      10      0       0
June 15, 2009.................      32      17       5      0       0
July 15, 2009.................      27      12       0      0       0
August 15, 2009...............      22       7       0      0       0
September 15, 2009............      18       3       0      0       0
October 15, 2009..............      13       0       0      0       0
November 15, 2009.............       9       0       0      0       0
December 15, 2009.............       5       0       0      0       0
January 15, 2010..............       0       0       0      0       0
Weighted Average Life to
   Maturity (Years) (2)(3)....    2.48    2.26    2.10   1.89    1.74
Weighted Average Life to Call
   (Years) (2)(4).............    2.48    2.26    2.10   1.89    1.74

(1)  The final scheduled payment date is the August 2011 payment date; payment of interest and principal in full of the Class A-3 Notes on such date is guaranteed by the policy to the extent described in this free writing prospectus.

(2)  The weighted average life of a note is determined by (a) multiplying the amount of each principal payment on a note by the number of years from the date of the issuance of the note to the related payment date, (b) adding the results and (c) dividing the sum by the related initial principal amount of the note.

(3)  This calculation assumes that the Class R Certificateholder does not exercise its option to purchase the contracts.

(4)  This calculation assumes that the Class R Certificateholder exercises its option to purchase the contracts.

                                      S-51

       PERCENT OF INITIAL NOTE PRINCIPAL AMOUNT AT VARIOUS ABS PERCENTAGES

                                          CLASS A-4 NOTES(1)
                                 ------------------------------------
         PAYMENT DATE            1.25%   1.50%   1.70%   2.00%   2.25%
------------------------------   -----   -----   -----   ----   -----
Closing Date..................     100     100     100    100     100
October 15, 2006..............     100     100     100    100     100
November 15, 2006.............     100     100     100    100     100
December 15, 2006.............     100     100     100    100     100
January 15, 2007..............     100     100     100    100     100
February 15, 2007.............     100     100     100    100     100
March 15, 2007................     100     100     100    100     100
April 15, 2007................     100     100     100    100     100
May 15, 2007..................     100     100     100    100     100
June 15, 2007.................     100     100     100    100     100
July 15, 2007.................     100     100     100    100     100
August 15, 2007...............     100     100     100    100     100
September 15, 2007............     100     100     100    100     100
October 15, 2007..............     100     100     100    100     100
November 15, 2007.............     100     100     100    100     100
December 15, 2007.............     100     100     100    100     100
January 15, 2008..............     100     100     100    100     100
February 15, 2008.............     100     100     100    100     100
March 15, 2008................     100     100     100    100     100
April 15, 2008................     100     100     100    100     100
May 15, 2008..................     100     100     100    100     100
June 15, 2008.................     100     100     100    100     100
July 15, 2008.................     100     100     100    100     100
August 15, 2008...............     100     100     100    100     100
September 15, 2008............     100     100     100    100     100
October 15, 2008..............     100     100     100    100     100
November 15, 2008.............     100     100     100    100     100
December 15, 2008.............     100     100     100    100     100
January 15, 2009..............     100     100     100    100     100
February 15, 2009.............     100     100     100    100      91
March 15, 2009................     100     100     100    100      83
April 15, 2009................     100     100     100     96      75
May 15, 2009..................     100     100     100     88      68
June 15, 2009.................     100     100     100     81      60
July 15, 2009.................     100     100      99     74      53
August 15, 2009...............     100     100      93     67      46
September 15, 2009............     100     100      86     61      39
October 15, 2009..............     100      97      80     54      33
November 15, 2009.............     100      91      74     48      27
December 15, 2009.............     100      85      68     43      21
January 15, 2010..............     100      79      62     37      16
February 15, 2010.............      94      73      57     32      11
March 15, 2010................      88      68      51     26       6
April 15, 2010................      83      63      46     22       1
May 15, 2010..................      78      57      41     17       0
June 15, 2010.................      72      52      37     13       0
July 15, 2010.................      67      48      32      9       0
August 15, 2010...............      62      43      28      5       0
September 15, 2010............      58      39      24      1       0
October 15, 2010..............      53      35      20      0       0
November 15, 2010.............      48      31      17      0       0
December 15, 2010.............      44      27      13      0       0
January 15, 2011..............      40      23      10      0       0
February 15, 2011.............      36      20       7      0       0
March 15, 2011................      32      17       5      0       0
April 15, 2011................      28      14       2      0       0
May 15, 2011..................      25      11       0      0       0
June 15, 2011.................      22       9       0      0       0
July 15, 2011.................      18       6       0      0       0
August 15, 2011...............      16       4       0      0       0
September 15, 2011............      13       2       0      0       0
October 15, 2011..............      10       1       0      0       0
November 15, 2011.............       8       0       0      0       0

                                      S-52

       PERCENT OF INITIAL NOTE PRINCIPAL AMOUNT AT VARIOUS ABS PERCENTAGES

                                          CLASS A-4 NOTES(1)
                                 ------------------------------------
         PAYMENT DATE            1.25%   1.50%   1.70%   2.00%    2.25%
------------------------------   -----   -----   -----   ----   -----
December 15, 2011.............       6       0       0      0       0
January 15, 2012..............       4       0       0      0       0
February 15, 2012.............       2       0       0      0       0
March 15, 2012................       0       0       0      0       0
Weighted Average Life to
   Maturity (Years) (2)(3)....    4.22    3.88    3.59   3.19    2.91
Weighted Average Life to Call
   (Years) (2)(4).............    4.04    3.68    3.43   3.06    2.81

(1)  The final scheduled payment date is the September 2013 payment date;
     payment of interest and principal in full of the Class A-4 Notes on such date is guaranteed by the policy to the extent described in this free writing prospectus.

(2)  The weighted average life of a note is determined by (a) multiplying the amount of each principal payment on a note by the number of years from the date of the issuance of the note to the related payment date, (b) adding the results and (c) dividing the sum by the related initial principal amount of the note.

(3)  This calculation assumes that the Class R Certificateholder does not exercise its option to purchase the contracts.

(4)  This calculation assumes that the Class R Certificateholder exercises its option to purchase the contracts.

                                      S-53

                                   THE INSURER

          The following information has been obtained from Financial Security
Assurance Inc. (hereinafter in this section, "Financial Security") and has not been verified by the sellers, the depositor, the sponsor, the issuing entity or the underwriters. No representations or warranty is made by the sellers, the depositor, the sponsor, the issuing entity or the underwriters with respect thereto.

          Financial Security accepts no responsibility for the accuracy or completeness of this free writing prospectus, the prospectus, or any other information or disclosure contained herein or therein, or omitted herefrom or therefrom, other than with respect to the accuracy of the information regarding the insurer and its affiliates set forth under this heading or incorporated by reference herein. In addition, Financial Security makes no representation regarding the notes or the advisability of investing in the notes.

GENERAL

          Financial Security is a monoline insurance company incorporated in
1984 under the laws of the State of New York. Financial Security is licensed to engage in the financial guaranty insurance business in all 50 states, the
District of Columbia, Puerto Rico, the U.S. Virgin Islands and Guam.

          Financial Security and its subsidiaries are engaged in the business of writing financial guaranty insurance, principally in respect of securities offered in domestic and foreign markets and obligations under credit default swaps. Financial guaranty insurance provides a guaranty of scheduled payments on an issuer's obligations -- thereby enhancing the credit rating of those obligations -- in consideration for the payment of a premium to the insurer.
Financial Security and its subsidiaries principally insure asset-backed, collateralized and municipal obligations. Asset-backed obligations are typically supported by residential mortgage loans, consumer or trade receivables, securities or other assets having an ascertainable cash flow or market value.
Collateralized obligations include public utility first mortgage bonds and sale/leaseback obligation bonds. Municipal obligations include general obligation bonds, special revenue bonds and other special obligations of state and local governments. Obligations may be insured on a funded basis through insurance of bonds or other securities or on an unfunded basis through insurance of credit default swaps referencing one or more bonds or other obligations (with or without a deductible or other provision for loss reduction). Financial
Security insures both newly issued securities sold in the primary market and outstanding securities sold in the secondary market that satisfy Financial
Security's underwriting criteria.

          Financial Security is a wholly-owned subsidiary of Financial Security
Assurance Holdings Ltd., which is referred to in this free writing prospectus as
"Holdings." Holdings is an indirect subsidiary of Dexia S.A., a publicly held
Belgian corporation. Dexia S.A., through its bank subsidiaries, is primarily engaged in the business of public finance, banking and asset management in
France, Belgium and other European countries. No shareholder of Holdings or
Financial Security is obligated to pay any debt of Financial Security or any claim under any insurance policy issued by Financial Security or to make any additional contribution to the capital of Financial Security.

          The principal executive offices of Financial Security are located at
31 West 52nd Street, New York, New York 10019, and its telephone number at that location is (212) 826-0100.

                                      S-54

REINSURANCE

          Under an intercompany agreement, liabilities on financial guaranty insurance written or reinsured from third parties by Financial Security or its domestic or Bermuda operating insurance company subsidiaries are generally reinsured among such companies on an agreed-upon percentage substantially proportional to their respective capital, surplus and reserves, subject to applicable statutory risk limitations. In addition, Financial Security reinsures a portion of its liabilities under certain of its financial guaranty insurance policies with other reinsurers under various treaties and on a transaction-by-transaction basis. This reinsurance is used by Financial Security as a risk management device and to comply with statutory and rating agency requirements; it does not alter or limit Financial Security's obligations under any financial guaranty insurance policy.

RATINGS

          Financial Security's financial strength is rated "triple-A" by Fitch
Ratings, Moody's Investors Service, Inc., and Standard & Poor's Ratings
Services. These ratings reflect only the views of the respective rating agencies, are not recommendations to buy, sell or hold securities and are subject to revision or withdrawal at any time by those rating agencies. See
"Risk Factors -- Ratings on the Class A Notes are dependent upon the insurer's creditworthiness" in this free writing prospectus.

CAPITALIZATION

          The following table sets forth the capitalization of Financial
Security and its subsidiaries as of June 30, 2006 (unaudited), on the basis of accounting principles generally accepted in the United States of America:

                                                                     JUNE 30, 2006
                                                                    --------------
                                                                    (In thousands)
                                                                      (unaudited)

Deferred Premium Revenue (net of prepaid reinsurance premiums)...     $ 1,562,050
                                                                      -----------
Surplus Notes....................................................         108,850
                                                                      -----------
   Shareholder's Equity:
      Common Stock...............................................          15,000
      Additional Paid-In Capital.................................         841,971
      Accumulated Other Comprehensive Income (net of deferred
         income taxes)...........................................          56,302
      Accumulated Earnings.......................................       2,053,273
                                                                      -----------
   Total Shareholder's Equity....................................       2,966,546
                                                                      -----------
   Total Deferred Premium Revenue (net), Surplus Notes and
      Shareholder's Equity.......................................     $ 4,637,446
                                                                      ===========

          For further information concerning Financial Security, see the
Consolidated Financial Statements of Financial Security and its subsidiaries, and the notes thereto, incorporated by reference in this free writing prospectus. Financial Security's financial statements are included as exhibits to reports filed with the Securities and Exchange Commission by Holdings pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act and may be
reviewed at the EDGAR website maintained by the Securities and Exchange
Commission and at Holdings' website, http://www.FSA.com. Copies of the statutory quarterly and annual statements filed with the State of New York Insurance
Department by Financial Security are available upon request to the State of New
York Insurance Department.

                                      S-55

INSURANCE REGULATION

          Financial Security is licensed and subject to regulation as a financial guaranty insurance corporation under the laws of the State of New
York, its state of domicile. In addition, Financial Security and its insurance subsidiaries are subject to regulation by insurance laws of the various other jurisdictions in which they are licensed to do business. As a financial guaranty insurance corporation licensed to do business in the State of New York,
Financial Security is subject to Article 69 of the New York Insurance Law which, among other things, limits the business of a financial guaranty insurer to writing financial guaranty insurance and related business lines, requires each financial guaranty insurer to maintain a minimum surplus to policyholders, establishes contingency, loss and unearned premium reserve requirements for each financial guaranty insurer, and limits the size of individual transactions and the volume of transactions that may be underwritten by each financial guaranty insurer. Other provisions of the New York Insurance Law, applicable to non-life insurance companies such as Financial Security, regulate, among other things, permitted investments, payment of dividends, transactions with affiliates, mergers, consolidations, acquisitions or sales of assets and incurrence of liability for borrowings.

          The policy is not covered by the Property/Casualty Insurance Security
Fund specified in Article 76 of the New York Insurance Law.

                                      S-56

                            DESCRIPTION OF THE NOTES

GENERAL

          The issuing entity will issue four classes of asset-backed notes. The notes will be designated the Class A-1 Notes, the Class A-2 Notes, the Class A-3
Notes and the Class A-4 Notes, collectively, THE CLASS A NOTES or THE NOTES. The issuing entity will also issue the Class R Certificate, or, THE CERTIFICATE. The certificate is not being offered under this free writing prospectus. The notes will be issued under an indenture, a form of which has been filed as an exhibit to the registration statement. The following statements (together with the additional statements under "Description of the Transaction Documents" below and under "Description of the Securities" and "Description of the Transaction
Documents" in the prospectus) summarize material terms and provisions of the notes and the indenture. The following summary supplements the description of the general terms and provisions of the notes of any given series and the related indenture described in the prospectus and, to the extent that those descriptions differ from the descriptions provided in this free writing prospectus, the descriptions in this free writing prospectus replace the descriptions in the prospectus.

          The issuing entity will offer the Class A Notes in denominations of
$100,000 and integral multiples of $1,000 in book-entry form only. The Class A
Notes will not be listed on any securities exchange or quoted in the automated quotation system of a registered securities association. Persons acquiring beneficial interests in the Class A Notes will hold their interests through The
Depository Trust Company in the United States or Clearstream, Luxembourg,
societe anonyme or in the Euroclear System in Europe. See "Description of the
Securities -- Book-Entry Registration" in the prospectus and Annex A to this free writing prospectus, which Annex A is an integral part of this free writing prospectus.

          The Class A Notes will be issued in fully registered, certificated form, commonly called definitive notes, to the noteholders or their nominees, rather than to any clearing agency or its nominee, only if:

          o    the issuing entity advises the indenture trustee in writing that the clearing agency is no longer willing or able to discharge properly its responsibilities as depository with respect to the
               Class A Notes and the issuing entity is unable to locate a qualified successor with respect to which (unless an insurer default has occurred and is continuing) the insurer has provided its prior written consent;

          o    the issuing entity, at its option, advises the indenture trustee that it elects to terminate the book-entry-system through the clearing agency; or

          o    after the occurrence of an event of default under the indenture, the insurer (or if an insurer default has occurred and is
               continuing, the Class A noteholders holding in the aggregate more than 50% of the outstanding principal amount of the Class A
               Notes) advise the indenture trustee and the clearing agency through the clearing agency participants in writing that the continuation of a book-entry system through the clearing agency is no longer in the noteholders' best interest.

          Upon the occurrence of any event described in the immediately preceding paragraph, the indenture trustee will notify all affected noteholders and the insurer of the occurrence of any such event and the availability of definitive notes. Upon surrender by the clearing agency of its notes and receipt of instructions for re-registration, the owner trustee will reissue the Class A
Notes as definitive notes.

          Each noteholder will be deemed to have agreed by its acceptance of a note to hold in confidence all written information delivered or made available by or on behalf of the sponsor or the depositor to such person in connection with or pursuant to the sale and servicing agreement or any other trust document
or

                                      S-57

the transactions contemplated thereby which is proprietary in nature and clearly marked or identified as being confidential information other than information
(i) which was publicly known, or otherwise known to such person, at the time of disclosure (except pursuant to disclosure in connection with the sale and servicing agreement or any other trust document), (ii) which subsequently becomes publicly known through no act or omission by such person, or (iii) which otherwise becomes known to such person on a non-confidential basis; provided, that such source is not known by such person to be prohibited from transmitting the information to such person by a contractual or other obligation, in accordance with the Gramm-Leach-Bliley Financial Services Modernization Act and
all applicable regulations in effect from time to time, and, to the extent more exacting, its then customary procedures.

          Notwithstanding the restrictions set forth in the prior paragraph, any noteholder may deliver copies of any financial statements and other documents whether or not constituting confidential information, and disclose other information, whether or not confidential information, to (i) its directors, officers, employees, agents and professional consultants, (ii) any other institutional investor that holds notes, (iii) any prospective institutional investor transferee in connection with the contemplated transfer of a note or any part thereof or participation therein who is subject to substantially similar confidentiality arrangements, (iv) any governmental authority, (v) the
National Association of Insurance Commissioners or any similar organization,
(vi) any nationally recognized rating agency in connection with the rating of the notes or (vii) any other person to which delivery or disclosure may be necessary or appropriate (a) in compliance with any applicable law, rule, regulation or order, (b) in response to any subpoena or other legal process, (c)
in connection with any litigation to which that noteholder is a party, (d) in order to enforce that person's investment in any note or (e) otherwise, in accordance with the Gramm-Leach-Bliley Financial Services Modernization Act and
all applicable regulations; provided, that, prior to any disclosure, the noteholder will be required to inform each party that receives confidential information of the foregoing requirements and will be required to use its commercially reasonable best efforts to cause that party to comply with those requirements.

PAYMENT DATES

          Noteholders are entitled to receive, to the extent of available funds as further described in this free writing prospectus, interest and principal on the 15th day of each month or, if the 15th day is not a business day, on the next following business day. The first payment date will be October 16, 2006.
Holders of record as of the business day immediately preceding each payment date, commonly known as a record date, will receive payments on that payment date. A business day is a day other than a Saturday, Sunday or other day on which commercial banks or trust companies located in the States of Delaware, New
Jersey or New York are authorized or obligated to be closed.

          The final scheduled payment dates for the notes are as follows:

     o    for the Class A-1 Notes, the final scheduled payment date is October
          2007,

     o    for the Class A-2 Notes, the final scheduled payment date is November
          2009;

     o    for the Class A-3 Notes, the final scheduled payment date is August
          2011; and

     o    for the Class A-4 Notes, the final scheduled payment date is September
          2013.

PAYMENTS OF INTEREST

          Interest on the notes will accrue during each interest accrual period at the applicable interest rate for each class of notes from and including the preceding payment date or, in the case of the first payment date, from and including the closing date, to but excluding the current payment date. The interest accruing

                                      S-58

during an interest accrual period will accrue on the outstanding principal amount of the notes as of the end of the prior payment date or, in the case of the first payment date, as of the closing date.

          Amounts available under the policy are available to pay interest on the notes only to the extent that such interest is not paid from the Available
Funds (as defined in the Glossary) or from amounts withdrawn from the spread account.

          For any payment date, interest due but not paid on that payment date will be due on the next payment date together with, to the extent permitted by law, interest on the unpaid amount at the applicable interest rate. The amount of interest payable on the notes on each payment date will equal interest accrued during the related interest accrual period, plus any shortfall amount carried forward. Payments of interest shall be made in the order of priority described in this free writing prospectus under the heading "Description of the
Transaction Documents-- Distributions--Payment Date Payments". Interest on the
Class A-1 Notes will be calculated on the basis of a 360-day year and the actual number of days elapsed in the interest accrual period. Interest on the Class A-2
Notes, the Class A-3 Notes and the Class A-4 Notes will be calculated on the basis of a 360-day year consisting of twelve 30-day months (or, with respect to the first payment date, 17 days).

          The indenture trustee will remit interest on the notes from the
Available Funds after paying accrued and unpaid trustees' fees, the issuing entity's other administrative fees and the servicing fees. See "Description of the Transaction Documents -- Distributions" in this free writing prospectus.

PAYMENTS OF PRINCIPAL

          Principal payments equaling the Principal Payment Amount for the payment date will be due on each payment date as well as any unpaid portion of the Principal Payment Amount for a prior payment date.

               The Class A Notes are sequential pay classes, which will receive the amount to be paid as principal to the Class A noteholders on each payment date, as described in this free writing prospectus under "Description of the
Transaction Documents", as follows:

               (1) first, to the Class A-1 Notes, until the principal amount of the Class A-1 Notes has been reduced to zero;

               (2) once the principal amount of the Class A-1 Notes has been reduced to zero, to the Class A-2 Notes, until the principal amount of the Class A-2 Notes has been reduced to zero;

               (3) once the principal amount of the Class A-2 Notes has been reduced to zero, to the Class A-3 Notes, until the principal amount of the Class A-3 Notes has been reduced to zero; and

               (4) once the principal amount of the Class A-3 Notes has been reduced to zero, to the Class A-4 Notes, until the principal amount of the Class A-4 Notes has been reduced to zero.

          Principal payments will be due and payable on each payment date only to the extent of funds available for that purpose on that payment date; however, the outstanding principal amount of any class of notes, to the extent not previously paid, will be due and payable on the final scheduled payment date for that class of notes. The actual date on which the aggregate outstanding principal amount of any class of notes is paid may be earlier than the related final scheduled payment date.

          Amounts available from the spread account (including the demand note)
and under the policy will be made available for payments on the Class A Notes in the following circumstances:

                                      S-59

          o    from (i) the spread account (including the demand note) and (ii)
               if the amount on deposit in the spread account (including the demand note) is insufficient, the policy, to cover shortfalls in interest payments due on the Class A Notes on each payment date;

          o    to the extent that the Overcollateralization Amount is less than zero, from (i) the spread account (including the demand note) and
               (ii) if the amount on deposit in the spread account (including the demand note) is insufficient, the policy, to pay the amount, if any, by which the aggregate outstanding principal amount of the Class A Notes (after taking into account payments of
               principal on such payment date) exceeds the sum of the aggregate outstanding principal balance of the contracts as of the last day of the related collection period plus the remaining pre-funded amount; and

          o    from (i) the spread account (including the demand note) and (ii)
               if the amount on deposit in the spread account (including the demand note) is insufficient, the policy, to pay to the Class A noteholders the outstanding principal amount of each class of
               Class A Notes on their respective final scheduled payment dates.

          The Required Total Enhancement Amount, the Spread Account Requisite
Amount or the existence of the spread account (including the demand note) or any term or provisions of the spread account agreement may be amended, reduced or terminated by the insurer with the consent of the depositor and the collateral agent (the consent of which shall not be withheld or delayed with respect to any amendment that does not adversely affect the collateral agent). Accordingly,
Class A noteholders should not rely on the existence of the spread account
(including the demand note) as a source of funds for payment on the Class A
Notes.

MANDATORY REDEMPTION

          If any portion of the pre-funded amount remains on deposit in the pre-funding account at the end of the funding period, one or more classes of notes will be redeemed in part on the payment date immediately following the end of the funding period. Any such amounts remaining in the pre-funding account will be distributed as payments of principal on the notes in accordance with the priorities set forth under "Description of the Transaction
Documents--Distributions--Payment Date Payments" in this free writing prospectus.

OPTIONAL REDEMPTION

          The notes, to the extent still outstanding, may be redeemed by the
Class R certificateholder (initially, the depositor) in whole, but not in part, on any payment date when the aggregate outstanding principal balance of the contracts has declined to 10% or less of the sum of (x) the aggregate principal balance of the initial contracts as of the initial cutoff date plus (y) the initial pre-funded amount, as described in the prospectus under "Description of the Transaction Documents -- Termination." This redemption will cause the early retirement of the notes. The redemption price will equal the unpaid principal amount of the notes, plus accrued and unpaid interest to, but excluding, the date of redemption.

          Notice of any optional redemption will be given by the Class R certificate holder to the indenture trustee who will in turn provide notice to the noteholders and certificateholders of record prior to the date of redemption.

SALE OF CONTRACTS

          The servicer may, but is not obligated to, direct the issuing entity to sell contracts that are more than 60 days delinquent to a third party that is unaffiliated with the servicer, the sellers or the issuing entity; provided that the insurer shall have the right of first refusal to purchase such contracts.
Delinquent

                                      S-60

contracts may be sold only if the sale proceeds received are at least equal to certain minimum sale proceeds set forth in the sale and servicing agreement. In no event may more than 20% of the sum of the initial number of contracts in the contract pool as of the initial cutoff date and the aggregate number of subsequent contracts added to the contract pool on each subsequent transfer date be sold by the issuing entity in this manner.

EVENTS OF DEFAULT

          Events of default under the indenture will consist of:

          o    a default in the payment of any interest on any note when due which default continues for five days;

          o    a default in the payment of the Principal Payment Amount on the related final scheduled payment date of any class of Class A
               Notes;

          o    so long as a default by the insurer under the policy has occurred and is continuing, a default in the observance or performance of any other covenant or agreement of the issuing entity made in the indenture which default continues for a period of thirty (30)
               days after written notice to the issuing entity;

          o    so long as a default by the insurer under the policy has occurred and is continuing, specified events of bankruptcy, insolvency, receivership or liquidation of the issuing entity; and

          o    so long as a default by the insurer under the policy has not occurred and is not continuing, an Insurance Agreement Indenture
               Cross Default has occurred and is continuing under the insurance agreement pursuant to which the insurance policy was issued; and
               the insurer has delivered to the issuing entity, the indenture trustee and the rating agencies a written notice that an
               Insurance Agreement Indenture Cross Default constitutes an event of default under the indenture and that notice has not been rescinded.

          If an event of default has occurred and is continuing, the indenture trustee, if a Responsible Officer thereof has actual knowledge or written notice thereof, must mail to each noteholder and certificateholder and the insurer notice of the event of default within 90 days after obtaining such notice or knowledge or written notice occurs.

          Insurance Agreement Indenture Cross Defaults will consist of:

          o    a demand for payment under the policy;

          o    events of bankruptcy, insolvency, receivership or liquidation of the issuing entity, the sponsor or the depositor;

          o    on any payment date, after taking into account the application of the sum of Available Funds for the related collection period plus the amounts available in the spread account and the amounts available under the demand note for such payment date, any amount listed in clauses 1 through 7 under "Description of the
               Transaction Documents -- Distributions" in this free writing prospectus has not been paid in full within 30 days of the payment date or 10 days after the issuing entity and the sponsor have received written notice from the insurer, whichever occurs first;

                                      S-61

          o    the issuing entity becoming taxable as an association (or
               publicly traded partnership) taxable as a corporation for federal or state income tax purposes;

          o    the notes not being treated as debt for federal or state income tax purposes and such characterization has a material adverse effect on the trust, the noteholders or the insurer; and

          o    any failure to observe or perform in any material respect any other covenants or agreements in the indenture (other than a default in the payment of the interest or principal on any note when due), or any representation or warranty of the issuing entity made in the indenture or in any certificate or other writing delivered under or in connection with the indenture proving to have been incorrect in any material respect when made, and the failure continuing or not being cured, or the
               circumstance or condition for which the representation or
               warranty was incorrect not having been eliminated or otherwise cured, for 30 days after the giving of written notice of the failure or incorrect representation or warranty to the issuing entity by the insurer.

          Notwithstanding anything to the contrary in the prospectus, upon the occurrence of an event of default, so long as an insurer default has not occurred and is not continuing, the insurer will have the right, but not the obligation, to cause the trust collateral agent to liquidate the trust property in whole or in part, on any date or dates following the event of default as the insurer, in its sole discretion, elects. The insurer also has the right to cause the trust collateral agent to deliver the proceeds of liquidation to the indenture trustee for distribution to noteholders. Following acceleration of the
Class A Notes, principal payments will be made on the Class A Notes on a pro rata basis. The insurer may not, however, cause the trust collateral agent to liquidate the trust property in whole or in part if the liquidation proceeds would be insufficient to pay all outstanding principal of and accrued interest on the Class A Notes, unless the event of default arose from a claim on the policy or from the issuing entity's bankruptcy, insolvency, receivership or liquidation. Following any event of default, the trust collateral agent will continue to submit claims under the policy for any shortfalls in Scheduled
Payments covered by the policy. Following any event of default under the indenture, the insurer may elect to pay all or any portion of the outstanding amount of the Class A Notes, plus accrued interest on the Class A Notes. See
"The Policy" in this free writing prospectus.

                    DESCRIPTION OF THE TRANSACTION DOCUMENTS

          The following statements (together with the additional statements under "Description of the Notes" above and under "Description of the Securities"
and "Description of the Transaction Documents" in the prospectus) summarize the material terms and provisions of the purchase agreement, the subsequent transfer agreements, the indenture and the trust documents, which include the sale and servicing agreement and the trust agreement. The issuing entity has filed forms of the purchase agreements and the trust documents as exhibits to the registration statement and will file final versions of the purchase agreement, the sale and servicing agreement, the indenture, the trust agreement and forms of the subsequent transfer agreements on or after the closing date on a Form 8-K under the commission file number that will be established for the issuing entity.

          These summaries do not claim to be complete and are subject to all the provisions of the purchase agreement, the subsequent transfer agreements and the trust documents. The following summary supplements the description of the general terms and provisions of the trust agreement, which was detailed in the prospectus, and to the extent that the description in the prospectus differs from the description in this free writing prospectus, the description in this free writing prospectus supersedes that description.

                                      S-62

ASSIGNMENT OF CONTRACTS

          On or prior to the closing date, the sellers will enter into a purchase agreement and assignment with the depositor under which each seller will assign to the depositor, without recourse (except for the representations, warranties and covenants made by the sponsor in the purchase agreement or the sale and servicing agreement), its entire interest in and to the initial contracts being sold by such seller and the other property related thereto. On or prior to the end of the funding period, the sellers will enter into one or more subsequent transfer agreements and subsequent assignments with the depositor under which each seller will assign to the depositor, without recourse
(except for the representations, warranties and covenants made by the sponsor in the purchase agreement or the sale and servicing agreement), its entire interest in and to the related subsequent contracts being sold by such seller and the other property related thereto. Under the purchase agreement and the assignment or each subsequent transfer agreement and subsequent assignment, as applicable, each seller will also assign, without recourse (except for the representations, warranties and covenants made by the sponsor in the purchase agreement, each subsequent transfer agreement or the sale and servicing agreement), its security interest in the financed vehicles securing the contracts being sold by such seller and its rights to receive all payments on, or proceeds from the contracts to the extent paid or payable after the related cutoff date. Under the purchase agreement or each subsequent transfer agreement, as applicable, the sponsor will agree that, upon a breach of any representation or warranty under the trust documents which triggers the depositor's repurchase obligation, the trust collateral agent will be entitled to require the sponsor to repurchase the related contracts from the issuing entity. The issuing entity's rights under the purchase agreement and each subsequent transfer agreement will constitute part of the issuing entity's property and may be enforced directly by the trust collateral agent and the insurer. In addition, the issuing entity will pledge those rights to the indenture trustee as collateral for the notes and the indenture trustee may directly enforce those rights.

          On the closing date the depositor will assign to the issuing entity, without recourse, the depositor's entire interest in the initial contracts and the proceeds, including its security interest in the related financed vehicles.
Each initial contract transferred by the depositor to the issuing entity will be identified in a contract schedule appearing as an exhibit to the trust documents. On each subsequent transfer date the depositor will assign to the issuing entity, without recourse, the depositor's entire interest in the related subsequent contracts and the proceeds, including its security interest in the related financed vehicles. Each subsequent contract transferred by the depositor to the issuing entity will be identified in a contract schedule appearing as an exhibit to the related subsequent transfer agreement.

ACCOUNTS

          The sponsor will instruct each obligor to make payments on the contracts after the related cutoff date directly to one or more post office boxes or other mailing locations maintained by a lockbox bank. The servicer will establish and maintain at least one lockbox account that is a segregated account with a bank or banks acceptable to the insurer, in the indenture trustee's name for the noteholders' benefit, into which the servicer must deposit all obligor payments received by the servicer within two business days of receipt. The issuing entity will establish and maintain with the indenture trustee, in the indenture trustee's name, on both the noteholders' and insurer's behalf one or more collection accounts, into which all amounts previously deposited in the lockbox account will be transferred within two business days of deposit. The collection account may be maintained with the indenture trustee so long as the indenture trustee's deposits have a rating acceptable to the insurer. If the deposits of the indenture trustee or its corporate parent no longer have an acceptable rating, the servicer shall, with the indenture trustee's assistance if necessary, move the accounts to a bank whose deposits have an acceptable rating.

          Each account established under the trust documents will be:

                                      S-63

          o    a segregated trust account maintained with a depository
               institution; or

          o    a segregated direct deposit account maintained with a depository institution or trust company organized under the laws of the
               United States of America, or any of the States thereof, or the
               District of Columbia, having a certificate of deposit, short-term deposit or commercial paper rating of at least "A-1+" by S&P and
               "P-1" by Moody's.

          In either case, such depository institution or trust company shall have been approved by the insurer (or if an insurer default has occurred and is continuing or the policy has expired in accordance with its terms, by the indenture trustee, at the direction of the Class A noteholders holding in the aggregate more than 50% of the outstanding principal amount of the Class A
Notes).

          On the closing date, the issuing entity will deposit the initial pre-funded amount, equaling approximately $149,842,943.76 (which represents approximately 29.59% of the total contract pool), in the pre-funding account.
The pre-funding account will be established with the trust collateral agent. The
FUNDING PERIOD encompasses the period from the closing date until the earliest of:

          o    the date on which the amount on deposit in the pre-funding account is less than $100,000;

          o    the date on which an event of default occurs under the indenture;
               or

          o    December 15, 2006.

          As of any date, THE PRE-FUNDED AMOUNT will equal the initial pre-funded amount, as reduced during the funding period by the purchase of subsequent contracts. The sponsor expects that the pre-funded amount will be reduced to less than $100,000 on or before the end of the funding period. The issuing entity will pay the noteholders then entitled to receive principal payments any pre-funded amount remaining at the end of the funding period as a mandatory redemption. The mandatory redemption date is:

          o    the payment date in October 2006, if the last day of the funding period occurs in September 2006;

          o    the payment date in November 2006, if the last day of the funding period occurs in October 2006;

          o    the payment date in December 2006, if the last day of the funding period occurs in November 2006; or

          o    the payment date in January 2007.

SERVICING COMPENSATION AND TRUSTEES' FEES

          The servicer will receive a basic servicing fee on each payment date, which equals the product of 1/12th of 1.75% times the aggregate principal balance of the contracts as of the close of business on the last day of the second immediately preceding calendar month, or with respect to the first payment date, as of the initial cutoff date. The servicer will also collect and retain any late fees, prepayment charges and other administrative fees or similar charges allowed by applicable law with respect to the contracts (other than fees or expenses related to extensions, rebates or adjustments), and will be entitled to reimbursement from the issuing entity for various expenses. The servicer will allocate obligor payments to scheduled

                                      S-64

payments, late fees and other charges, and principal and interest in accordance with the servicer's normal practices and procedures.

          The basic servicing fee will compensate the servicer for performing the functions of a third-party servicer of automotive loans as an agent for their beneficial owner.

          These servicer functions include:

          o    collecting and posting all payments;

          o    responding to obligor inquiries on the contracts;

          o    investigating delinquencies;

          o    paying the disposition costs of defaulted accounts;

          o    policing the collateral;

          o    accounting for collections;

          o    furnishing monthly and annual statements to the issuing entity and the insurer with respect to distributions; and

          o    generating federal income tax information.

          The basic servicing fee will also be applied by the servicer to reimburse the servicer for:

          o    taxes;

          o    accounting fees;

          o    outside auditor fees;

          o    data processing costs;

          o    costs associated with maintaining bank accounts that are
               necessary to service the contracts; and

          o    other costs incurred with administering the contracts.

          On each payment date, the indenture trustee will receive a fee, in an amount agreed upon by the indenture trustee and the servicer, for its services as indenture trustee, backup servicer and trust collateral agent during the prior calendar month. On each payment date, the custodian will receive a fee, in an amount agreed upon by the custodian and the servicer, for its services as custodian during the prior calendar month. The issuing entity will pay all these fees from amounts held in the collection account.

          On each payment date, the owner trustee will receive a fee, in an amount agreed upon by the owner trustee and the servicer, for its services as owner trustee during the prior calendar month. The servicer, and not the issuing entity, will be obligated to pay the owner trustee fees.

                                      S-65

DISTRIBUTIONS

               Servicer's Certificates

          On each determination date, the servicer will deliver the servicer's certificate to the indenture trustee, the trust collateral agent, the depositor, each rating agency, the issuing entity, the backup servicer and the insurer specifying, among other things:

          o    the amount of aggregate collections on the contracts; and

          o    the aggregate purchase amount of contracts to be purchased by the depositor and the sponsor, in the preceding collection period.

          Based solely on the information contained in the servicer's certificate, on each determination date when there is a deficiency claim amount the trust collateral agent will deliver to the collateral agent and the insurer, a deficiency notice specifying the deficiency claim amount for the related payment date. No deficiency claim amount shall be payable with respect to principal on the Class A Notes except to the extent that (x) the
Overcollateralization Amount is less than zero or (y) any Class A Note has not been paid in full on its respective final scheduled payment date. The deficiency notice will direct the collateral agent to remit the deficiency claim amount to the collection account to the extent such amounts are on deposit in the spread account maintained for the insurer's benefit. If the amounts, if any, on deposit in the spread account are not sufficient, the trust collateral agent will remit the remaining deficiency claim amount to the collection account to the extent of proceeds of a draw on the demand note. If the funds in the spread account and from a draw on the demand note are not sufficient, the trust collateral agent will remit funds received from the insurer pursuant to the Policy Claim Amount, if any, with respect to such payment date. The deficiency notice will consist of a written notice delivered by the trust collateral agent to the insurer, the collateral agent and any other person required under the insurance agreement, specifying the deficiency claim amount for the related payment date.

          The determination date for any calendar month is the fifth business day preceding the payment date.

               Payment Date Payments

          On each payment date, the trust collateral agent, based on the monthly servicer's certificate prepared by the servicer, will make the following payments from Available Funds in the following order of priority (based solely upon the information provided to it by the servicer in the servicer's certificate):

          1.   to the sponsor, any participation fees due to dealers with respect to the contracts during the related calendar month or any such fees which remain unpaid from prior calendar months;

          2.   to the servicer, the servicing fee and the supplemental servicing fee, if any, for the related calendar month and any unpaid fees from prior calendar months and, to the extent the servicer has not reimbursed itself or to the extent not retained by the servicer, other amounts relating to mistaken deposits, postings or checks returned for insufficient funds;

          3.   to the indenture trustee, the backup servicer and the custodian, pro rata, any accrued and unpaid indenture trustee fees, backup servicer fees and custodian fees, respectively;

          4.   to the Class A noteholders, the Class A Noteholders' Interest
               Payment Amount;

                                      S-66

          5.   to the Class A noteholders, the Class A Noteholders' Principal
               Payment Amount;

          6.   to the insurer, any unpaid amounts owed to the insurer under the insurance agreement (other than the premium);

          7.   to the insurer, any accrued and unpaid premium;

          8.   to the demand note provider, any accrued and unpaid demand note fees and interest (excluding the demand note supplemental fee, if any);

          9.   to the demand note provider, reimbursement for any current and previously unreimbursed draws on the demand note;

          10.  to the trust collateral agent, the indenture trustee, the backup servicer and the custodian all reasonable out-of-pocket expenses and indemnity amounts incurred and not previously reimbursed subject to a $50,000 maximum annual limit;

          11.  to the backup servicer, system conversions expenses and any other costs incurred by the backup servicer in the event that the backup servicer assumes the obligations of the servicer, to the extent not paid by the servicer and subject to a $100,000 maximum limit;

          12.  to the collateral agent for deposit in the spread account, until the spread account balance is equal to the Spread Account
               Requisite Amount;

          13.  to the Class A Noteholders, until the Overcollateralization
               Amount is equal to the Required Overcollateralization Target, in reduction of the outstanding aggregate principal amount thereof, in accordance with the priorities set forth below for the
               distribution of the Class A Noteholders' Principal Payment
               Amount;

          14.  to the demand note provider, the demand note supplemental fee, if any; and

          15.  to the Class R certificateholder, any remaining amounts and any excess amounts released from the spread account.

          The Class A Noteholders' Principal Payment Amount and any payments made pursuant to clause 13 above will be applied on each payment date (i) to reduce the outstanding principal amount of the Class A-1 Notes to zero; (ii)
once the outstanding principal amount of the Class A-1 Notes is reduced to zero, to reduce the outstanding principal amount of the Class A-2 Notes to zero; (iii)
once the outstanding principal amount of the Class A-2 Notes is reduced to zero, to reduce the outstanding principal amount of the Class A-3 Notes to zero; and
(iv) once the outstanding principal amount of the Class A-3 Notes is reduced to zero, to reduce the outstanding principal amount of the Class A-4 Notes to zero.

          If the notes are accelerated following an event of default under the indenture, amounts collected or otherwise available for distribution will be distributed in the order described above; provided, that Class A noteholders will receive principal distributions on a pro rata basis rather than in a
"sequential pay" fashion.

               Policy Payment Date Payments

          In the event that any servicer's certificate delivered by the servicer indicates that Available Funds for a payment date are insufficient to fully fund the amounts described in clauses 1 through 7 under "--

                                      S-67

Payment Date Payments" above, the trust collateral agent shall request the deficiency claim amount from the spread account and, if amounts on deposit in the spread account are insufficient, from a draw on the demand note, for application on such payment date in accordance with the priorities of such clauses. No deficiency claim amount shall be paid for any principal payable pursuant to clause 5 under "--Payment Date Payments" above except to the extent that (x) the Overcollateralization Amount is less than zero, or (y) any Class A
Note has not been paid in full on its respective final scheduled payment date.

          Further, in the event that any servicer's certificate delivered by the servicer indicates that the sum of: (i) Available Funds with respect to a payment date, plus (ii) the amounts on deposit in the spread account (including the demand note) (after taking into account distributions to be made to satisfy the amounts described in clauses 1, 2, 3 and 10 under "--Payment Date Payments"
above), are insufficient to fully fund (a) the amount described in clause 4 under "--Payment Date Payments" above, (b) the amount by which the aggregate outstanding principal amount of the Class A Notes (after taking into account payments of principal to be made on such payment date, including, without limitation, from amounts withdrawn from the spread account (including the demand note)) exceeds the sum of the aggregate outstanding principal balance of the contracts as of the last day of the related collection period plus any remaining pre-funded amount, and (c) solely with respect to a payment date that is a final scheduled payment date for the related class of Class A Notes, the amount related to such Class A Notes as described in clause 5 under "--Payment Date
Payments" above, the trust collateral agent shall furnish to the insurer no later than 12:00 noon New York City time on the third business day prior to the payment date a completed notice of claim for the Policy Claim Amount. The insurer will remit the amounts it will pay under the notice to the indenture trustee who shall deposit such amount into the policy payment account for payment on the related payment date.

FEES AND EXPENSES

          The following table provides an itemized list of the fees and expenses that will be paid on each distribution date from the Available Funds in order of priority.

              FEE                           GENERAL PURPOSE OF THE FEE                       AMOUNT OR CALCULATION OF FEE
-------------------------------   ----------------------------------------------   -------------------------------------------------

1.   Servicer fee                 Compensation to the servicer for services        The product of one-twelfth times 1.750% of the
                                  provided pursuant to the transaction             aggregate principal balance of the contracts as
                                  documents.                                       of the opening of business on the first day of
                                                                                   the related calendar month.

2.   Supplemental Servicing Fee   Reimbursement to servicer for certain            An amount equal to all administrative fees,
                                  administrative fees, expenses and charges paid   expenses and charges paid by or on behalf of
                                  by or on behalf of related obligors on the       obligors, including, without limitation, any late
                                  contracts.                                       fees, prepayment fees and liquidation fees
                                                                                   collected on the contracts during the preceding
                                                                                   calendar month (but excluding any fees or
                                                                                   expenses related to extensions, rebates or
                                                                                   adjustments).

3.   Custodian Fee                Compensation to the custodian for services       The greater of (i) the product of one-twelfth
                                  provided pursuant to the transaction             times 0.020% of the aggregate principal balance
                                  documents.                                       of the contracts as of the opening of business on
                                                                                   the first day of the related calendar month or
                                                                                   (ii) $1,000.

4.   Trustee and Trust            Compensation to the indenture trustee, in its    The greater of (i) the product of one-twelfth
     Collateral Agent Fee         capacities as indenture trustee,                 times 0.003% of the principal

                                      S-68

                                  trust collateral agent and collateral agent,     amount of the Class A notes or (ii) $250.
                                  for services provided pursuant to the
                                  transaction documents.

5.   Backup Servicer Fee          Compensation to the backup servicer for          The greater of (i) the product of one-twelfth
                                  services provided pursuant to the sale and       times 0.010% of the aggregate principal balance
                                  servicing agreement.                             of the contracts as of the opening of business on
                                                                                   the first day of the related calendar month or
                                                                                   (ii) $750.

6.   Insurance Premium            Payments to the insurer pursuant to the          The product of one-twelfth times 0.170% of the
                                  insurance agreement for providing the policy.    principal amount of the Class A notes.

7.   Demand Note Fee              Fees due to demand note provider.                The product of (i) 1/12, (ii) 5.00% and (iii)
                                                                                   the Demand Note Amount.

8.   Demand Note Supplemental     Interest payments to demand note provider with   The product of (i) 1/12, (ii) One-Month LIBOR +
     Fee                          respect to draws under the demand note.          2.50% and (iii) the amount of any current and
                                                                                   previously unreimbursed draws on the demand note,
                                                                                   pursuant to the sale and servicing agreement.

STATEMENTS TO NOTEHOLDERS

          On or prior to each payment date, the trust collateral agent will make available on its website at https://www.tss.db.com/invr, a statement which shall be accessible to the noteholders, each rating agency, the demand note provider and the insurer detailing information required under the trust documents. These statements will be based solely on the information in the related servicer's certificate. Assistance in using the website can be obtained by calling the trust collateral agent at 1(800)735-7777. Such parties that are unwilling or unable to use the website are entitled to have a paper copy mailed to them via first class mail by calling the customer service desk and indicating such. With the prior written consent of the insurer (such consent not to be unreasonably withheld), the trust collateral agent shall have the right to change the way such statements are distributed in order to make such distribution more convenient and/or more accessible to the above parties and the trust collateral agent shall provide timely and adequate notification to all above parties regarding any such changes. Each statement that the indenture trustee delivers to the noteholders will include at least the following information regarding the notes on the related payment date so long as such information is reported to it by the Servicer:

     (a)  the amount of the payment(s) allocable to interest in the aggregate and with respect to each class of notes;

     (b)  the amount of the payment(s) allocable to principal in the aggregate and with respect to each class of notes, including, separately, the amount of any accelerated principal paid to each class of notes from amounts released from the spread account;

     (c)  the amount of the payment to the Class A noteholders, if any, under the policy;

     (d)  the aggregate outstanding principal amount of the notes in the aggregate and with respect to each class of notes, after considering all payments reported under (b) above on that date;

     (e)  the shortfall in any interest payment or principal payment due to the noteholders, if any, and the change in those amounts from the preceding statement;

     (f)  the dealer participation fees, the servicing fees and the backup servicer fees paid for the related calendar month;

                                      S-69

     (g)  the amount on deposit in the spread account;

     (h)  the amount available under the demand note;

     (i)  the amount paid to the demand note provider for the related calendar month;

     (j)  the amount paid to the insurer for the related calendar month;

     (k)  during the funding period, the amounts, if any, remaining on deposit in the pre-funding account; and

     (l)  the amount of losses and delinquencies with respect to the contracts.

          Each amount described in subclauses (a), (b), (d) and (e) for the notes will be expressed as a dollar amount per $1,000 of the notes' initial principal amount.

          See "--General" above and "Description of the Securities -- Reports to
Securityholders" and "Description of the Securities" in the prospectus.

          The noteholders will not receive a separate notification when changes are made to the contract pool, such as when subsequent contracts are sold to the issuing entity during the funding period or when contracts are removed from the contract pool pursuant to the provisions of the transaction documents providing for the sale of certain contracts or the repurchase of contracts upon breaches of representations or warranties. However, filings detailing the contract pool composition will be filed periodically on Form 10-D under the commission file number that will be established for the issuing entity.

          After the end of each calendar year, within the required time period, the trust collateral agent will furnish to each person who at any time during the calendar year was a noteholder and received any payment thereon:

          o    a statement as to the aggregate amounts of interest and principal paid to the noteholder; and

          o    other information as is deemed necessary or as may be required by law to enable the noteholder to prepare its tax returns.

CREDIT SUPPORT

          The insurer will require the issuing entity to increase and maintain credit support at a level it establishes with respect to the amount required to be on deposit at any time in the spread account, which is a cash reserve account, and with respect to the Required Overcollateralization Target. No assurance can be given that sufficient funds will be available from the spread account (including the demand note on deposit therein) on any payment date to cover shortfalls in required payments. The insurer may permit the required amount to be on deposit in the spread account (including the demand note) or the
Required Overcollateralization Target to reduce, or "step down," over time, without the consent of the noteholders.

               Spread Account

          On the closing date, the demand note provider will issue the demand note to the trust collateral agent. The demand note will be an eligible investment of the spread account and as such will be an asset of the spread account. On each subsequent payment date, the trust collateral agent will deposit additional amounts into the spread account from the contract payments to the extent necessary to maintain the spread account balance at its requisite amount, as described under "--Distributions" above. Amounts, if any, on

                                      S-70

deposit in the spread account (including the demand note) on a payment date will be available to fund, among other things, any shortfall in Available Funds necessary to make required payments on the Class A Notes on the payment date, to the extent provided in the spread account agreement. Draws on the demand note will be available to fund, among other things, shortfalls to the extent that
Available Funds and amounts on deposit in the spread account are insufficient to make required payments on the Class A Notes on any payment date, as provided in the sale and servicing agreement. On any payment date after the distributions pursuant to clauses 1 through 14 under "--Distributions--Payment Date Payments"
above have been made, any funds on deposit in the spread account in excess of the Spread Account Requisite Amount for such payment date will be released to the Class R certificateholder, without the noteholders' consent.

          On any payment date on which a Trigger Event has occurred and is continuing, the Spread Account Requisite Amount may be increased. Trigger Events and the Spread Account Requisite Amount may be amended, increased, reduced or terminated by the insurer, the trust collateral agent and the depositor without the consent of the indenture trustee or the noteholders so long as certain insurer defaults shall not have occurred and be continuing. Accordingly, Class A noteholders should not rely on the existence of the spread account (including the demand note) as a source of funds for payment on the Class A Notes.

          In addition, the depositor, the insurer and the trust collateral agent may amend the spread account agreement, in any respect, including, without limitation:

          o    reducing or eliminating the required balance; and/or

          o    reducing or eliminating the spread account funding requirements.

          The trust collateral agent shall not withhold or delay its consent to any amendment, increase, reduction or termination of the Trigger Events or
Spread Account Requisite Amount or to any amendment not adversely affecting the trust collateral agent in its individual capacity. Notwithstanding any reduction in or elimination of the spread account funding requirements or the spread account's depletion or any reduction or elimination of the demand note, on each payment date the insurer must fund the full amount of each scheduled interest payment required to be paid on that payment date and, to the extent the
Overcollateralization Amount is less than zero, the amount by which the aggregate outstanding principal amount of the Class A Notes (after taking into account payments of principal to be made on such payment date, including, without limitation, from amounts withdrawn from the spread account and/or under the demand note) exceeds the sum of the aggregate outstanding principal balance of the contracts as of the last day of the related collection period plus the remaining pre-funded amount, and on the final scheduled payment date for any class of Class A Notes the insurer must fund the outstanding principal amount of that class of Class A Notes, in each case, which would not be paid in the absence of a policy payment. If the insurer breaches its obligations, the Class
A noteholders will bear any losses on the notes.

               Overcollateralization

          Overcollateralization will exist on any payment date when the sum of the aggregate outstanding principal balance of the contracts plus the remaining pre-funded amount, if any, exceeds the principal amount of the notes, after making all payments on that date. As of the closing date, the overcollateralization amount will be equal to 1.25% of the sum of the aggregate principal balance of the initial contracts as of the initial cut-off date plus the initial pre-funded amount. Thereafter, the sale and servicing agreement will require that the overcollateralization amount be increased to, and then maintained at, the Required Overcollateralization Target.

                                      S-71

The Required Overcollateralization Target may be amended, reduced, increased or terminated by the insurer and the depositor without the consent of the trust collateral agent or the noteholders so long as certain insurer defaults shall not have occurred and be continuing.

          The increase to, and maintenance of, the required
overcollateralization target will be accomplished by the payment of monthly excess cashflow to the Class A Notes to reduce the principal amount of the outstanding class or classes of notes then entitled to principal payments until the target is reached, as described in clause 13 under "--Distributions
--Payment Date Payments" above.

SERVICER TERMINATION EVENT

          The occurrence and continuation of any of the following events will constitute a SERVICER TERMINATION EVENT under the sale and servicing agreement:

          o    the servicer's or, for so long as the sponsor is the servicer, the depositor's, failure to deliver any required payment to the trust collateral agent for distribution to the noteholders or deposit in the spread account any proceeds or payment required to be so delivered under the terms of the notes, the certificate, the purchase agreement, any subsequent transfer agreement or the sale and servicing agreement, which failure continues unremedied for two business days after written notice from the trust
               collateral agent or the insurer to the servicer or discovery by the servicer (but in no event later than five business days after the servicer is required to make such deposit);

          o    the servicer's failure to deliver the servicer's certificate within one business day of the date such certificate is required to be delivered; or failure to deliver the annual compliance report or the annual accountant's report within five days after the due date for those reports;

          o    the servicer's failure to observe the restrictive covenants regarding mergers, consolidations and transfers of assets set forth in the sale and servicing agreement or, for so long as the sponsor is the servicer, the depositor's failure to observe the restrictive covenants regarding mergers, consolidations and transfers of assets set forth in the sale and servicing
               agreement;

          o    the servicer's or, for so long as the sponsor is the servicer, the depositor's, failure to observe or perform in any material respect any other covenant or agreement under the notes, the certificate, the sale and servicing agreement or the purchase agreement or any subsequent transfer agreement which failure continues unremedied for 30 days after the trust collateral agent or the insurer gives the servicer written notice of such failure, or if an insurer default has occurred and is continuing, 30 days after 25% of the noteholders gives the servicer written notice;

          o    events of insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings regarding the servicer or, for so long as the sponsor is the servicer, the depositor, or actions by the servicer or, for so long as the sponsor is the servicer, the depositor, indicating its insolvency,
               reorganization under bankruptcy proceedings, or inability to pay its obligations;

          o    any servicer or, for so long as the sponsor is the servicer, any depositor, representation, warranty or statement that is proved incorrect and which has a material adverse effect on the

                                      S-72

               issuing entity, and the circumstances or conditions for which the representation, warranty or statement was incorrect shall not have been eliminated or cured within 30 days after the trust collateral agent or the insurer gives the servicer written notice of such breach, or if an insurer default has occurred and is continuing, 30 days after the Class A noteholders evidencing not less than 25% of the principal amount of the Class A Notes give the servicer written notice;

          o    so long as a default by the insurer under the policy has not occurred or is not continuing, the insurer has not delivered an extension notice extending the servicer's term;

          o    an event of default under the insurance agreement under which the policy was issued shall have occurred; or

          o    a claim is made under the policy.

          A default by the insurer under the policy includes the occurrence and continuance of any of the following events:

          (a)  the insurer fails to make a required policy payment;

          (b)  the insurer:

               o    files any petition or commences any case or proceeding under any provision or chapter of the United States Bankruptcy
                    Code or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation or
                    reorganization;

               o    makes a general assignment for the benefit of its creditors;
                    or

               o    has an order for relief entered against it under the United
                    States Bankruptcy Code or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation,
                    liquidation or reorganization which is final and
                    nonappealable; or

          (c)  enters a final and nonappealable order, judgment or decree by a court of competent jurisdiction, the New York Department of
               Insurance or other competent regulatory authority:

               o    appointing a custodian, trustee, agent or receiver for the insurer or for all or any material portion of its property;
                    or

               o    authorizing the taking of possession by a custodian,
                    trustee, agent or receiver of the insurer (or the taking of possession of all or any material portion of the property of the insurer).

RIGHTS UPON SERVICER TERMINATION EVENT

          If a servicer termination event has occurred and remains unremedied:

          o    provided no insurer default has occurred and is continuing, the insurer in its sole and absolute discretion may terminate all of the servicer's rights and obligations under the sale and
               servicing agreement; or

                                      S-73

          o    if an insurer default has occurred and is continuing, then the majority of the holders of Class A Notes, acting together, may terminate all of the servicer's rights and obligations under the sale and servicing agreement.

          Following the servicer's termination, the backup servicer or any other successor servicer that the insurer (so long as no insurer default has occurred and is continuing) appoints, will succeed to all the responsibilities, duties, and obligations of the servicer.

          Any successor servicer will succeed to all the responsibilities, duties, and liabilities of the servicer under the sale and servicing agreement and will be entitled to similar compensation arrangements. The transfer of servicing to a successor servicer may result in a material disruption in the performance of the servicer's duties. See "Risk Factors -- Transfer of servicing may reduce or delay payments to you" in the prospectus.

WAIVER OF PAST DEFAULTS

          Notwithstanding anything to the contrary described under "Description of the Transaction Documents -- Waiver of Past Defaults" in the prospectus, the insurer may (provided no insurer default has occurred and is continuing), on behalf of all noteholders, waive any default by the servicer under the sale and servicing agreement and its consequences. No waiver will impair the insurer's or the noteholders' rights with respect to subsequent defaults.

TRUSTEES

          REPLACEMENT OF OWNER TRUSTEE

          The owner trustee may resign at any time under the trust agreement upon 60 days notice. Additionally, if at any time the owner trustee shall cease to be eligible in accordance with the trust agreement, shall be legally unable to act as owner trustee, shall be adjudged bankrupt or insolvent, if a receiver of the owner trustee or of its property shall be appointed, or if any public officer shall take charge or control of the owner trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the depositor, with the consent of the insurer, so long as an insurer default shall not have occurred and be continuing, may remove the owner trustee. Upon the owner trustee's resignation or removal, the depositor shall promptly appoint a successor owner trustee.

          REPLACEMENT OF INDENTURE TRUSTEE

          Under the indenture, the indenture trustee may resign subject to the limitations set forth in the indenture. Additionally, the issuing entity may and shall, at the direction of the insurer, so long as an insurer default shall not have occurred and be continuing, remove the indenture trustee if:

               o    at any time, the indenture trustee shall cease to be
                    eligible under the indenture;

               o    a court of competent jurisdiction shall have entered a
                    decree or order granting relief or appointing a receiver,
                    liquidator, assignee, custodian, trustee, conservator or
                    sequestrator (or other similar official) for the indenture trustee or for any substantial part of the indenture
                    trustee's property, or ordering the winding-up or
                    liquidation of the indenture trustee's affairs;

               o    an involuntary case under the federal bankruptcy laws or
                    another present or future federal or state bankruptcy,
                    insolvency or similar law is commenced with respect to the indenture trustee and such case is not dismissed within 60 days;

                                      S-74

               o    the indenture trustee commences a voluntary case under any federal or state banking or bankruptcy laws, or consents to the appointment of or taking possession by a receiver,
                    liquidator, assignee, custodian, trustee, conservator or
                    sequestrator (or other similar official) for the indenture trustee or for any substantial part of the indenture
                    trustee's property, or makes any assignment for the benefit of creditors or fails generally to pay its debts as such
                    debts become due or takes any action in the furtherance of the foregoing; or

               o    the indenture trustee otherwise becomes incapable of acting.

          If the indenture trustee resigns or is removed or if a vacancy exists for any reason, the issuing entity shall promptly appoint a successor indenture trustee and trust collateral agent acceptable to the insurer (so long as an insurer default shall not have occurred and be continuing). If a successor indenture trustee does not take office within sixty (60) days after the retiring indenture trustee resigns or is removed, the retiring indenture trustee, the issuing entity or the insurer (so long as no insurer default has occurred and is continuing) or (if an insurer default has occurred and is continuing) the Class
A noteholders holding in the aggregate more than 50% of the outstanding principal amount of the Class A Notes, acting together, may petition any court of competent jurisdiction for the appointment of a successor indenture trustee.

AMENDMENT

Notwithstanding anything to the contrary described under "Description of the
Transaction Documents -- Amendment" in the prospectus, the depositor, the servicer, the issuing entity and the trust collateral agent may amend the sale and servicing agreement, with the consent of the insurer, so long as no insurer default has occurred and is continuing, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the sale and servicing agreement or of modifying in any manner the rights of noteholders, the demand note provider or the demand note guarantor; provided, however, that no such amendment will:

          o    increase or reduce in any manner, or accelerate or delay the timing of or change the allocation or priority of, collections of payments on contracts or payments that are required to be made for the benefit of the noteholders or change the applicable note rate, without the consent of each affected noteholder and the demand note provider and/or the demand note guarantor, if
               affected thereby;

          o    reduce the percentage of the noteholders required to consent to any amendment or eliminate the right of the noteholders or the demand note provider and/or the demand note guarantor to consent to changes, without the consent of each affected noteholder and the demand note provider and/or the demand note guarantor, if affected thereby;

          o    result in a downgrade or withdrawal of then current rating of the notes, without the consent of each noteholder and the demand note provider and/or the demand note guarantor, if affected thereby;
               or

          In addition, without the consent of any noteholders but with the consent of the insurer, unless an insurer default shall have occurred and be continuing, and the demand note provider and/or the demand note guarantor, if affected thereby, and with prior notice to the rating agencies by the issuing entity, as evidenced to the indenture trustee, the issuing entity and the indenture trustee, at any time and from time to time, may enter into one or more supplemental indentures, in form satisfactory to the indenture trustee, for any of the following purposes:

                                      S-75

          o    to correct or amplify the description of any property at any time subject to the lien of the indenture, or better to assure, convey and confirm unto the indenture trustee any property subject or required to be subjected to the lien of the indenture, or to subject to the lien of the indenture additional property;

          o    to evidence the succession, in compliance with the applicable provisions thereof, of another person to the issuing entity, and the assumption by any such successor of the covenants of the issuing entity contained therein and in the notes;

          o    to evidence the replacement of the demand note provider or the demand note guarantor;

          o    to add to the covenants of the issuing entity, for the benefit of the noteholders, or to surrender any right or power conferred upon the issuing entity;

          o    to convey, transfer, assign, mortgage or pledge any property to or with the indenture trustee;

          o    to cure any ambiguity, to correct or supplement any provision therein or in any supplemental indenture which may be
               inconsistent with any other provision therein or in any
               supplemental indenture or to make any other provisions with respect to matters or questions arising under the Indenture or in any supplemental indenture; provided, that such action shall not adversely affect in any material respect the interests of the noteholders as evidenced by confirmation from each rating agency that such supplemental indenture will not result in the reduction or withdrawal of the then current ratings of the notes;

          o    to evidence and provide for the acceptance of the appointment thereunder by a successor indenture trustee with respect to the notes and to add to or change any of the provisions of the indenture as shall be necessary to facilitate the administration of the trusts thereunder by more than one trustee, pursuant to the requirements of the indenture; or

          o    to modify, eliminate or add to the provisions of the indenture to such extent as shall be necessary to effect the qualification of the indenture under the Trust Indenture Act of 1939, as amended, or under any similar federal statute hereafter enacted and to add to the indenture such other provisions as may be expressly required by the Trust Indenture Act of 1939, as amended.

          The issuing entity and the indenture trustee may also, with prior notice to the rating agencies and with the consent of the insurer (or, if an insurer default shall have occurred and be continuing, the Class A noteholders representing more than 50% of then outstanding principal amount of the Class A
Notes and the demand note provider and/or the demand note guarantor, if affected thereby) enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the indenture or of modifying in any manner the rights of the noteholders under the indenture; provided, however, that, subject to the express rights of the insurer under the trust documents, no such supplemental indenture shall, without the consent of each affected noteholder and the demand note provider and/or the demand note guarantor, as the case may be:

          o    change the date of payment of any installment of principal of or interest on any note, or reduce the principal amount thereof, the applicable interest rate thereon or the redemption price with respect thereto, change the provision of the indenture relating to the application of collections on, or the proceeds of the sale of, the trust assets to payment of principal of or interest on the notes, or change any place of payment where, or the coin or currency in which, any note or the interest thereon is payable;

                                      S-76

          o    impair the right to institute suit for the enforcement of the provisions of the indenture requiring the application of funds available therefor to the payment of any such amount due on the notes on or after the respective due dates thereof (or, in the case of redemption, on or after the date of redemption);

          o    reduce the percentage of the outstanding principal amount of the notes, the consent of the holders of which is required for any such supplemental indenture, or the consent of the holders of which is required for any waiver of compliance with certain provisions of the indenture or certain defaults thereunder and their consequences provided for in the indenture;

          o    reduce the percentage of the outstanding principal amount of the notes required to direct the indenture trustee to direct the issuing entity to sell or liquidate the trust assets;

          o    modify any provision of the amendment section of the indenture except to increase any percentage specified therein or to provide that certain additional provisions of the indenture cannot be modified or waived without the consent of the each affected noteholder;

          o    modify any of the provisions of the indenture in such manner as to affect the calculation of the amount of any payment of
               interest or principal due on any note on any payment date
               (including the calculation of any of the individual components of such calculation) or to affect the rights of the noteholders to the benefit of any provisions for the mandatory redemption of the notes contained in the indenture; or

          o    permit the creation of any lien ranking prior to or on a parity with the lien of the indenture with respect to any part of the trust assets or, except as otherwise permitted or contemplated in the indenture, terminate the lien of the indenture on any
               property at any time subject thereto or deprive any noteholder of the security provided by the lien of the indenture.

                                   THE POLICY

          The following statements summarize the material terms of the policy.
This summary does not purport to be complete and is qualified in its entirety by reference to the policy.

          Simultaneously with the issuance of the notes, the insurer will deliver the policy to the trust collateral agent for the benefit of each holder of a Class A Note. Under the policy, the insurer unconditionally and irrevocably guarantees to the trust collateral agent for the benefit of each Class A noteholder the full and complete payment of (i) the Scheduled Payments (as defined below) with respect to the Class A Notes; and (ii) any Scheduled
Payments which subsequently are avoided in whole or in part as a preference payment under applicable law.

          "Scheduled Payments" means, with respect to each payment date, the payments to be made to the Class A noteholders in an aggregate amount equal to
(i) the Class A Noteholders' Interest Payment Amount (as defined in the
Glossary) and the Noteholders' Remaining Parity Deficit Amount (as defined in the Glossary), and (ii) on each payment date which is a final scheduled payment date for a class of Class A Notes, the then outstanding principal amount of that class of Class A Notes, in each case in accordance with the original terms of the Class A Notes when issued and without regard to any amendment or modification of the Class A Notes, the indenture, or the sale and servicing agreement except amendments or modifications to which the insurer has given its prior written consent; provided, however, that Scheduled Payments shall not include (x) any portion of the Class A Noteholders' Interest Payment Amount due
to Class A noteholders because the appropriate notice and certificate for payment in proper form was not timely Received (as defined below) by the insurer or (y) any portion of the Class A

                                      S-77

Noteholders' Interest Payment Amount due to Class A noteholders representing interest on any Interest Carryover Shortfall with respect to the Class A Notes, unless, in each case, the insurer elects, in its sole discretion, to pay such amount in whole or in part. Scheduled Payments do not include payments that become due on an accelerated basis as a result of (a) a default by the trust,
(b) an election by the trust to pay principal on an accelerated basis, (c) the occurrence of an event of default under the indenture or (d) any other cause, unless, in each case, the insurer elects, in its sole discretion, to pay such amount on an accelerated basis in whole or in part. Scheduled Payments shall not include any amounts due in respect of the Class A Notes attributable to any increase in interest rate, penalty or other sum (other than Scheduled Payments as defined above) payable by the trust by reason of any default or event of default in respect of the Class A Notes, nor shall Scheduled Payments include, nor shall coverage be provided under the policy in respect of, any taxes, withholding or other charge imposed by any governmental authority due in connection with the payment of any Scheduled Payment to a Class A noteholder.

          "Policy Claim Amount" means, on any payment date, the Scheduled
Payments for such payment date minus the sum of (x) Available Funds remaining on deposit with the trust collateral agent after the payment of items 1 through 3 under the caption "Description of the Transaction
Documents--Distributions--Payment Date Payments" and, without duplication, (y)
the amount remaining on deposit in the spread account on such payment date after taking into account any prior withdrawals therefrom and (z) any amounts paid under the demand note for deposit in the spread account.

          Payment of claims on the policy made in respect of the Scheduled
Payments will be made by the insurer following Receipt (as defined below) by the insurer of the appropriate notice for payment on the later to occur of (a) 12:00 noon, New York City time, on the third Business Day following Receipt of such notice for payment, and (b) 12:00 noon, New York City time, on the payment date on which such payment was due on the notes.

          If payment of any amount avoided as a preference under applicable bankruptcy, insolvency, receivership or similar law is required to be made under the policy, the insurer shall cause such payment to be made on the later of (a)
the date when due to be paid pursuant to the Order referred to below or (b) the first to occur of (i) the fourth Business Day following Receipt by the insurer from the trust collateral agent of (A) a certified copy of the order (the
"Order") of the court or other governmental body which exercised jurisdiction to the effect that a Class A noteholder is required to return the amount of any
Scheduled Payments paid with respect to the Class A Notes during the term of the policy because such payments were avoidable as preference payments under applicable bankruptcy law, (B) a certificate of the Class A noteholder that the
Order has been entered and is not subject to any stay, and (C) an assignment duly executed and delivered by the Class A noteholder, in such form as is reasonably required by the insurer and provided to the noteholder by the insurer, irrevocably assigning to the insurer all rights and claims of the noteholder relating to or arising under the Class A Notes against the debtor which made such preference payment or otherwise with respect to such preference payment, or (ii) the date of Receipt by the insurer from the trust collateral agent of the items referred to in clauses (A), (B) and (C) above if, at least four Business Days prior to such date of Receipt, the insurer will have Received written notice from the trust collateral agent that such items were to be delivered on such date and such date was specified in such notice. Such payment shall be disbursed to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order and not to the trust collateral agent or any
Class A noteholder directly (unless a Class A noteholder has previously paid such amount to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order, in which case such payment shall be disbursed to the trust collateral agent for payment to such noteholder upon proof of such payment reasonably satisfactory to the insurer). In connection with the foregoing, the insurer shall have the rights provided pursuant to the sale and servicing agreement, including, without limitation, the right to direct all matters relating to any preference claim and subrogation to the rights of the trust collateral agent and each Class A noteholder in the conduct of any proceeding with respect of a preference claim.

                                      S-78

          The terms "Receipt" and "Received" with respect to the policy, shall mean actual delivery to the insurer and to its fiscal agent, if any, prior to
12:00 noon, New York City time, on a Business Day; delivery either on a day that is not a Business Day or after 12:00 noon, New York City time, shall be deemed to be Receipt on the next succeeding Business Day. If any notice or certificate given under the policy by the trust collateral agent is not in proper form or is not properly completed, executed or delivered, it shall be deemed not to have been Received, and the insurer or its fiscal agent shall promptly so advise the trust collateral agent and the trust collateral agent may submit an amended notice.

          Under the policy, "Business Day" means any day other than (i) a
Saturday or Sunday or (ii) a day on which banking institutions in the City of
New York, the State of New Jersey, the State of Delaware, the city in which the corporate trust office of the trust collateral agent or the owner trustee is relocated subject to prior written notice with respect to such address to the noteholders, the servicer and the insurer or any other location of any successor servicer, successor indenture trustee, successor trust collateral agent or successor owner trustee are authorized or obligated by law or executive order to be closed.

          The insurer's obligations under the policy in respect of the Scheduled
Payments shall be discharged to the extent funds are transferred to the trust collateral agent as provided in the policy whether or not such funds are properly applied by the trust collateral agent.

          The insurer shall be subrogated to the rights of each Class A noteholder to receive payments of principal and interest to the extent of any payment by the insurer under the policy.

          The insurer shall not be required to make any payment to the extent that any force majeure event or governmental act prevents the insurer from performing its obligations under the policy or such performance is otherwise rendered impossible, in which event the insurer agrees to (i) use commercially reasonable efforts to perform its obligations under the policy notwithstanding such force majeure event, governmental act or impossibility of performance and
(ii) perform its obligations under the policy promptly following cessation of such force majeure event, governmental act or impossibility of performance.

          Claims under the policy constitute direct, unsecured and
unsubordinated obligations of the insurer ranking not less than pari passu with other unsecured and unsubordinated indebtedness of the insurer for borrowed money. Claims against the insurer under the policy and claims against the insurer under each other financial guaranty insurance policy issued thereby constitute pari passu claims against the general assets of the insurer. The terms of the policy cannot be modified or altered by any other agreement or instrument, or by the merger, consolidation or dissolution of the trust. The policy may not be canceled or revoked prior to payment in full of all Scheduled
Payments with respect to the Class A Notes. The policy is governed by the laws of the State of New York.

                    MATERIAL FEDERAL INCOME TAX CONSEQUENCES

          You should consider the following discussion of certain material federal income tax consequences to investors of the purchase, ownership and disposition of the notes only in connection with "Material Federal Income Tax
Consequences" in the prospectus. The discussion in this free writing prospectus and in the prospectus is based upon laws, regulations, rulings and decisions currently in effect, all of which are subject to change. The discussion in this free writing prospectus and in the prospectus does not purport to deal with all federal tax consequences applicable to all categories of investors. Some holders, including insurance companies, tax-exempt organizations, financial institutions or broker dealers, taxpayers subject to the alternative minimum tax, holders that will hold the notes as part of a hedge, straddle, constructive sale or conversion transaction, and holders that will hold the notes as other than capital assets may be subject to special rules that are not discussed below or in the prospectus. You are

                                      S-79

encouraged to consult with your own tax advisors to determine the particular federal, state, local and any other tax consequences of the purchase, ownership and disposition of the notes.

TAX CHARACTERIZATION OF THE ISSUING ENTITY

          Dewey Ballantine LLP is our tax counsel and is of the opinion that, assuming the parties will comply with the terms of the governing agreements, the issuing entity will not be characterized as an association, or publicly traded partnership, taxable as a corporation for federal income tax purposes.

TAX CONSEQUENCES TO HOLDERS OF THE NOTES

               Treatment of the Notes as Indebtedness

          The depositor agrees, and the noteholders will agree by their purchase of notes, to treat the notes as indebtedness for all federal, state and local income tax purposes. There are no regulations, published rulings or judicial decisions involving the characterization for federal income tax purposes of securities with terms substantially the same as the notes. In general, whether instruments such as the notes constitute indebtedness for federal income tax purposes is a question of fact, the resolution of which is based primarily upon the economic substance of the instruments and the transaction under which they are issued rather than merely upon the form of the transaction or the manner in which the instruments are labeled.

          The Internal Revenue Service, the IRS, and the courts have stated
various factors to be taken into account in determining, for federal income tax purposes, whether or not an instrument constitutes indebtedness and whether a transfer of property is a sale because the depositor has relinquished substantial incidents of ownership in the property or whether the transfer is a borrowing secured by the property.

          On the basis of its analysis of the above factors as applied to the facts and its analysis of the economic substance of the contemplated transaction, tax counsel is of the opinion that, for federal income tax purposes, the Class A Notes will be treated as indebtedness. See "Material
Federal Income Tax Consequences -- Debt Securities" in the prospectus.

          If the notes are characterized as indebtedness, interest paid or accrued on a note will be treated as ordinary income to the noteholders and principal payments on a note will be treated as a return of capital to the extent of the noteholder's basis in the note allocable thereto. An accrual method taxpayer will be required to include in income interest on the notes when earned, even if not paid, unless it is determined to be uncollectible. The issuing entity will report to noteholders of record and the IRS regarding the interest paid and original issue discount, if any, accrued on the notes to the extent required by law.

               Possible Alternative Characterization of the Notes

          Although, as described above, it is tax counsel's opinion that, for federal income tax purposes, the Class A Notes will be characterized as indebtedness, this opinion is not binding on the IRS and thus no assurance can be given that this characterization will prevail. If the IRS successfully asserted that one or more classes of the notes did not represent indebtedness for federal income tax purposes, the holders of such class of notes would likely be treated as owning an interest in a partnership and not an interest in an association or publicly traded partnership, taxable as a corporation. If such noteholders were treated as owning an equitable interest in a partnership, the partnership itself would not be subject to federal income tax; rather each partner would be taxed individually on its respective distributive share of the partnership's income, gain, loss, deductions and credits. The amount, timing and characterization of types of income and deductions for a noteholder would differ if the notes were held to constitute partnership interests, rather than indebtedness. Since the issuing entity will treat the notes as indebtedness for federal income

                                      S-80

tax purposes, the servicer will not attempt to satisfy the tax reporting requirements that would apply under this alternative characterization of the notes. Investors that are foreign persons are encouraged to consult their own tax advisors in determining the federal, state, local and other tax consequences to them of the purchase, ownership and disposition of the notes. See "--Other
Matters" below.

               Discount and Premium

          We do not anticipate issuing notes with any original issue discount.
See "Material Federal Income Tax Consequences--Discount and Premium--Original
Issue Discount" in the prospectus. The prepayment assumption that will be used to calculate accruals of original issue discount, if any, is 1.7 ABS. In addition, a subsequent purchaser who buys a note for less than its principal amount may be subject to the "market discount" rules of the Internal Revenue
Code of 1986, the CODE. See "Material Federal Income Tax Consequences--Discount
and Premium--Market Discount" in the prospectus. A subsequent purchaser who buys a note for more than its principal amount may be subject to the "market premium"
rules of the Code. See "Material Federal Income Tax Consequences--Discount and
Premium--Premium" in the prospectus.

               Sale or Redemption of Notes

          If a note is sold or retired, the depositor will recognize gain or loss equal to the difference between the amount realized on the sale and such holder's adjusted basis in the note. See "Material Federal Income Tax
Consequences--Debt Securities--Sale or Exchange of Debt Securities" in the
prospectus.

               Other Matters

          For a discussion of backup withholding and taxation of foreign investors in the notes, see "Material Federal Income Tax Consequences--Backup
Withholding and Information Reporting" and "--Foreign Investors--Grantor Trust
Securities and Debt Securities" in the prospectus and Annex A of this free writing prospectus.

                        STATE AND LOCAL TAX CONSEQUENCES

          You are encouraged to consider the state and local income tax consequences of the purchase, ownership and disposition of the notes. State and local income tax laws may differ substantially from the corresponding federal law, and this discussion does not purport to describe any aspect of the income tax laws of any state or locality. Therefore, you should consult with your own tax advisors as to the various state and local tax consequences of investment in the notes.

                              ERISA CONSIDERATIONS

          The Class A Notes may be purchased by pension, profit sharing and other employee benefit plans as described in the prospectus under "ERISA
Considerations - ERISA Considerations regarding Securities which are Notes." The
Class A Notes should be treated as indebtedness without substantial equity features for purposes of the plan asset regulations. This determination is based in part on the traditional debt features of the Class A Notes, including the reasonable expectation of purchasers of Class A Notes that the Class A Notes will be repaid when due, as well as the absence of conversion rights, warrants and other typical equity features. The debt treatment of the Class A Notes for
ERISA purposes could change if the trust incurred losses. As described in the prospectus, even if the Class A Notes are treated as debt,

                                      S-81

the acquisition or holding of the Class A Notes by or on behalf of an employee benefit plan could still result in a prohibited transaction if such acquisition or holding were deemed to be a prohibited purchase from or loan to a party in interest or disqualified person with respect to the plan. Accordingly, each purchaser and each transferee using the assets of a plan subject to ERISA or
Section 4975 of the Code to acquire the Class A Notes will be deemed to have represented that the acquisition and continued holding of the Class A Notes will be covered by (i) a Department of Labor prohibited transaction class exemption or (ii) the statutory exemption provided under Section 408(b)(17) of ERISA and
Section 4975(d)(20) of the Code for certain prohibited transactions between a plan and a person or entity that is a party in interest to such plan solely by reason of providing services to the plan (other than a party in interest that is a fiduciary with respect to the assets of the plan involved in the transaction, or an affiliate of such fiduciary), provided that there is adequate consideration for the transaction.

          Any plan fiduciary considering the purchase of a Class A Note may wish to consult with its counsel as to the potential applicability of ERISA and the
Code, including the prohibitions against fiduciary conflicts of interest, to the investment. Moreover, each plan fiduciary may wish to determine whether, under the general fiduciary standards of investment prudence and diversification, an investment in the Class A Notes is appropriate for the plan, taking into account the overall investment policy of the plan and the composition of the plan's investment portfolio.

          The sale of Class A Notes to a plan is in no respect a representation by the sponsor or the underwriters that this investment meets all relevant legal requirements for investments by plans generally or any particular plan or that this investment is appropriate for plans generally or any particular plan.

                                LEGAL PROCEEDINGS

          As a consumer finance company, the sponsor is subject to various consumer claims and litigation seeking damages and statutory penalties, based upon, among other things, usury, disclosure inaccuracies, wrongful repossession, violations of bankruptcy stay provisions, certificate of title disputes, fraud, breach of contract and discriminatory treatment of credit applicants. Some litigation against the sponsor could take the form of class action complaints by consumers. As the assignee of automobile contracts originated by dealers, the sponsor may also be named as a co-defendant in lawsuits filed by consumers principally against dealers. The damages and penalties claimed by consumers in these types of matters can be substantial. The relief requested by the plaintiffs varies but can include requests for compensatory, statutory and punitive damages. The sponsor believes that it has taken prudent steps to address and mitigate the litigation risks associated with its business activities. See "Risk Factors -- Pending litigation and injunctions may adversely affect the sponsor."

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

          In the ordinary course of business from time to time, the sponsor and its affiliates have business relationships and agreements with affiliates of the underwriters, the owner trustee and the indenture trustee, including commercial banking, committed credit facilities, underwriting agreements, hedging agreements and financial advisory services, all on arm's length terms and conditions.

          The owner trustee is not an affiliate of any of the depositor, the sponsor, the servicer, the trust, the indenture trustee or the backup servicer.
However, the owner trustee and one or more of its affiliates may from time to time engage in arm's length transactions with the depositor, the sponsor, the indenture trustee, the backup servicer or affiliates of any of them, that are distinct from its role as owner trustee, including transactions both related and unrelated to the securitization of contracts.

          The indenture trustee is not an affiliate of any of the depositor, the sponsor, the servicer, the issuing entity or the owner trustee. However, the indenture trustee and one or more of its affiliates may,

                                      S-82

from time to time, engage in arm's length transactions with the depositor, the sponsor, the owner trustee or affiliates of any of them, that are distinct from its role as trustee, including transactions both related and unrelated to the securitization of contracts.

          The sponsor and the depositor are affiliates and also engage in other transactions with each other involving securitizations and sales of contracts.

          The depositor or the sponsor may use the net proceeds to pay its debt, including "warehouse" debt secured by the contracts prior to their sale to the issuing entity. This warehouse debt may have been owed to either underwriter or its respective affiliates. No expenses incurred by the sponsor in connection with the selection or acquisition of the contracts will be paid from the offering proceeds.

                                     RATINGS

          It is a condition to the notes' issuance that the Class A-1 Notes be rated "A-1+" by Standard & Poor's Ratings Services, S&P, "P-1" by Moody's
Investors Service, Inc., MOODY'S and, together with S&P, the RATING AGENCIES, and that the Class A-2, Class A-3 and Class A-4 Notes be rated "AAA" by S&P" and
"Aaa" by Moody's. The ratings of the Class A Notes by Moody's and the Class A-2,
Class A-3 and Class A-4 Notes by S&P will be substantially based on the insurance policy. The rating issued by S&P of the Class A-1 Notes will be issued without regard to the benefit afforded to the Class A-1 Notes by the insurance policy. Each rating agency assigned to rate the notes will monitor the ratings using its normal surveillance procedures. Rating agencies may change or withdraw an assigned rating at any time. No party to the transaction documents will be responsible for monitoring any changes to the ratings on the notes.

          A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time. The ratings assigned to the notes address the likelihood of the receipt by the noteholders of all distributions to which the noteholders are entitled by their respective final scheduled payment dates. The ratings assigned to the notes do not represent any assessment of the likelihood that principal prepayments might differ from those originally anticipated or address the possibility that noteholders might suffer a lower than anticipated yield.

                                     EXPERTS

          The consolidated balance sheets of Financial Security Assurance Inc.
and its subsidiaries as of December 31, 2005 and 2004 and the related consolidated statements of operations and comprehensive income, changes in shareholder's equity, and cash flows for each of the three years in the period ended December 31, 2005, incorporated by reference in this free writing prospectus, have been incorporated in this free writing prospectus in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of that firm as experts in accounting and auditing.

                                 LEGAL OPINIONS

          In addition to the legal opinions described in the prospectus, certain federal income tax and other matters have been passed upon for the sponsor, the depositor, LBARC-WI and the issuing entity by Dewey Ballantine LLP. Certain legal matters relating to the notes have been passed upon for the underwriters by Sidley Austin LLP. Certain legal matters have been passed upon for Financial
Security by Brian H. Mellstrom, Associate General Counsel to Financial Security.

                                      S-83

                                    GLOSSARY

          "Available Funds" means, for each payment date, the sum, without duplication, of:

          o    the collected funds for the related collection period (including amounts received in connection with extensions, rebates or adjustments on contracts granted by the servicer pursuant to the sale and servicing agreement);

          o    the Liquidation Proceeds collected during the related collection period;

          o    the proceeds from recoveries on liquidated contracts collected during the related collection period, net of the reasonable costs of liquidation;

          o    all purchase amounts deposited in the collection account during the related collection period;

          o    income on investments held in the collection account and the pre-funding account; and

          o    with respect to the payment date immediately following the end of the funding period, the remaining pre-funded amount, if any.

          "Class A Noteholders' Interest Payment Amount" means, for any payment date, the Interest Payment Amount due with respect to the Class A-1, Class A-2,
Class A-3 and Class A-4 Notes as of that payment date.

          "Class A Noteholders' Principal Payment Amount" means, for any payment date, the Principal Payment Amount for that payment date.

          "Cram Down Loss" means, for any contract, other than a liquidated contract, if a court of appropriate jurisdiction in an insolvency proceeding issued an order reducing the amount owed on the contract or otherwise modifying or restructuring the scheduled payments to be made on the contract, an amount equal to:

          o    the excess of the contract's principal balance immediately prior to the order relating to the contract over the contract's
               principal balance as reduced; plus

          o    if the court issued an order reducing the effective interest rate on the contract, the excess of the contract's net present value
               (using a discount rate equal to the adjusted APR on such
               contract) of the scheduled payments as so modified or
               restructured over the contract's net present value (using as the discount rate equal to the original APR on the contract) of the scheduled payments as so modified or restructured.

          A Cram Down Loss shall be deemed to have occurred on the order's issuance date.

          "Cumulative Gross Default Trigger" means, with respect to any determination date, a fraction expressed as a percentage (i) the numerator of which is equal to the sum (without duplication) of (a) the aggregate outstanding principal balance of the contracts which became defaulted contracts (each such principal balance calculated as of the last day of the collection period during which such contract became a defaulted contract) and (b) the aggregate outstanding principal balance (as of the related repurchase date) of all contracts that were repurchased by the sponsor or the servicer, which were 30 days or more delinquent (calculated based on a 360-day year of twelve 30-day months) with respect to more than 5% of the payment scheduled to be made by the related obligor at the time of such repurchase and (ii) the

                                      S-84

denominator of which is equal to the sum of (x) the aggregate principal balance of the initial contracts as of the initial cutoff date, plus (y) the aggregate principal balance of the subsequent contracts as of the related subsequent cutoff date.

          "Cumulative Net Loss Trigger" means, with respect to any determination date, a fraction, expressed as a percentage, the numerator of which is equal to
(i) the sum of (a) the aggregate of the principal balances of all contracts that became liquidated contracts (each such principal balance calculated as of the first day of the collection period during which such contract became a liquidated contract), and (b) the amount of any Cram Down Losses less (ii) the
Liquidation Proceeds and recoveries received by the issuing entity with respect to contracts which became liquidated contracts, and the denominator of which is equal to the sum of (x) the aggregate principal balance of the initial contracts as of the initial cutoff date, plus (y) the aggregate principal balance of the subsequent contracts as of the related subsequent cutoff date.

          "Delinquency Rate Trigger" means, with respect to any determination date, the arithmetic average of the Delinquency Ratios for each of the three collection periods immediately preceding the collection period in which such determination date occurs.

          "Delinquency Ratio" means, with respect to any collection period, a fraction, expressed as a percentage, (a) the numerator of which is equal to the aggregate of the principal balances (as of the end of such collection period) of all contracts other than defaulted contracts that were 30 or more days delinquent (calculated based on a 360-day year of twelve 30-day months) as of the end of such collection period with respect to more than 5% of the payment scheduled to be made by the related obligor, and (b) the denominator of which is equal to the aggregate outstanding principal balance of the contracts as of the end of such collection period.

          "Demand Note Amount" means with respect to any date of determination, the Demand Note Required Amount minus unreimbursed draws under the demand note or under the demand note guarantee (whether such draws were made by the collateral agent or the insurer).

          "Demand Note Event" means the existence of any of the following conditions or events:

          (a) the demand note provider's or the demand note guarantor's, as applicable, failure to make a payment under the demand note;

                                      S-85

          (b) any representation or warranty made by the demand note provider or the demand note guarantor, as applicable, or in the demand note or the demand note guarantee, as applicable, or in any certificate, report or financial statement delivered by it which proves to have been untrue in any material respect when made and which continues to be incorrect in any material respect for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the demand note provider or the demand note guarantor, as applicable, by the collateral agent or the insurer (or if an insurer default has occurred and is continuing, the Class
A noteholders holding in the aggregate more than 50% of the outstanding principal amount of the Class A Notes);

          (c) the demand note provider's or the demand note guarantor's, as applicable, failure to perform or breach of any covenant set forth in the demand note or the demand note guarantee, as applicable, (other than the covenant set forth in (a) above), which continues to be unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the demand note provider or the demand note guarantor, as applicable, by the collateral agent or the insurer (or if an insurer default has occurred and is continuing, the Class A noteholders holding in the aggregate more than 50% of the outstanding principal amount of the Class
A Notes);

          (d) the entry of a decree or order by a court having jurisdiction in the premises for relief in respect of the demand note provider or the demand note guarantor, as applicable, or adjudging the demand note provider or the demand note guarantor, as applicable, a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, adjustment or composition of or in respect of the demand note provider or the demand note guarantor, as applicable, under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of or for the demand note provider or the demand note guarantor, as applicable, or any substantial part of its property, or ordering the winding up or liquidation of its affairs; or

          (e) the commencement by the demand note provider or the demand note guarantor, as applicable, of a voluntary case, or the institution by it of proceedings to be adjudicated a bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization, arrangement or relief under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law, or the consent or acquiescence by it to the filing of any such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator
(or other similar official) of the demand note provider or the demand note guarantor, as applicable, or any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability or its failure to pay its debts generally as they become due, or the taking of corporate action by the demand note provider or the demand note guarantor, as applicable, in furtherance of any such action.

          "Demand Note Event Available Amount" means with respect to any date of determination, the Demand Note Amount in effect on the most recent prior payment date (after taking into account any draws under such demand note on such prior payment date).

          "Demand Note Required Amount" means (I) as of the closing date, 3.50%
of the aggregate principal balance of the initial contracts as of the initial cutoff date, and (II) with respect to any other date of determination, (i) if no
Demand Note Event is continuing, an amount equal to the least of (A) the product of (1) 3.50% and (2) the sum of (x) the aggregate principal balance of the initial contracts as of the initial cutoff date and (y) the aggregate principal balance of the subsequent contracts as of the applicable subsequent cutoff date actually acquired by the issuing entity through and including such date of determination, (B) the greatest of (1) 3.50% of the aggregate outstanding principal balance of the contracts as of the last day of the immediately preceding collection period, (2) 1.25% of the sum of (x) the aggregate principal balance of the initial contracts as of the initial cutoff date and (y) the aggregate principal balance of the subsequent contracts as of the applicable subsequent cutoff date actually acquired by the issuing entity through and including such date of determination, and (3) the Required Total Enhancement
Amount less the Overcollateralization Amount after giving effect to principal distributions to be made on the notes on the current payment date, and (C) with respect to any date of determination after the end of the funding period, the
Demand Note Required Amount in effect on the most recent prior date of determination and (ii) if a Demand Note Event is continuing, the Demand Note
Event Available Amount in effect on the most recent prior date of determination.
Upon notice to the demand note provider by the depositor, with the consent of the insurer, the demand note provider shall reduce the Demand Note Required
Amount as set forth in such notice; provided that any amounts drawn on the demand note have been reimbursed.

          "Interest Carryover Shortfall" means, for any payment date and for any class of notes, all or any portion of the Interest Payment Amount from any prior payment date which remains unpaid plus, to the extent permitted by law, interest on the unpaid amount at the interest rate paid on the applicable class of notes from the preceding payment date to but excluding the payment date.

          "Interest Payment Amount" means, for any payment date and any class of notes, the sum of the Monthly Interest Payment Amount for such payment date and the Interest Carryover Shortfall, if any, calculated as of such payment date, in each case, with respect to such class of notes.

                                      S-86

          "Level 1 Trigger Event" means, for any date of determination an event that is in effect when any of the thresholds in the below chart are exceeded:

           Cumulative    Cumulative
         Gross Default    Net Loss     Delinquency
Period      Trigger        Trigger    Rate Trigger
------   -------------   ----------   ------------
   3          1.57%         0.79%         4.25%
   6          3.13%         1.57%         4.25%
   9          3.73%         1.96%         4.25%
  12          5.88%         3.13%         4.25%
  15          6.77%         3.56%         5.25%
  18          8.56%         4.28%         5.25%
  21          8.98%         4.66%         5.25%
  24          9.40%         5.17%         5.25%
  27         10.00%         5.50%         6.25%
  30         10.91%         6.00%         6.25%
  33         11.52%         6.34%         6.25%
  36         12.12%         6.67%         6.25%
  39         12.43%         6.83%         6.25%
  42         12.72%         7.00%         6.25%
  45         12.72%         7.00%         6.25%
  48         12.72%         7.00%         6.25%
  51         12.72%         7.00%         6.25%
  54         12.72%         7.00%         6.25%
  57         12.72%         7.00%         6.25%
  60         12.72%         7.00%         6.25%

          "Level 2 Trigger Event" means, for any date of determination an event that is in effect when any of the thresholds in the below chart are exceeded:

           Cumulative    Cumulative
         Gross Default    Net Loss     Delinquency
Period      Trigger        Trigger    Rate Trigger
------   -------------   ----------   ------------
   3          1.85%         1.02%         6.25%
   6          3.39%         1.87%         6.25%
   9          4.31%         2.37%         6.25%
  12          6.15%         3.39%         6.25%
  15          7.00%         3.85%         7.25%
  18          8.39%         4.61%         7.25%
  21          9.80%         5.39%         7.25%
  24         10.63%         5.85%         7.25%
  27         11.48%         6.31%         8.25%
  30         12.30%         6.76%         8.25%
  33         13.15%         7.24%         8.25%
  36         13.71%         7.54%         8.25%
  39         13.98%         7.69%         8.25%
  42         14.54%         8.00%         8.25%
  45         14.54%         8.00%         8.25%
  48         14.54%         8.00%         8.25%
  51         14.54%         8.00%         8.25%
  54         14.54%         8.00%         8.25%
  57         14.54%         8.00%         8.25%
  60         14.54%         8.00%         8.25%

                                      S-87

          "Liquidation Proceeds" means, for liquidated contracts:

          o    proceeds received by the servicer from whatever source for a liquidated contract (including, without limitation, proceeds received in connection with 60 day delinquent contracts that the servicer has directed the issuing entity to sell to a third party) during the collection period in which the contract was liquidated; minus

          o    the servicer's reasonable out-of-pocket costs, including
               repossession and resale expenses not already deducted from the proceeds, and any amounts the servicer is required by law to remit to the obligor.

          "Monthly Interest Payment Amount" means, for any payment date and any class of notes, the interest accrued during the applicable interest accrual period on the principal amount of such class of notes outstanding as of the end of the prior payment date or, in the case of the first payment date, as of the closing date calculated, with respect to the Class A-1 Notes, on the basis of a
360-day year and the actual number of days elapsed in the interest accrual period (or, with respect to the first payment date, 17 days) and with respect to the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes, on the basis of a 360-day year consisting of twelve 30-day months (or, with respect to the first payment date, 17 days).

          "Noteholders' Remaining Parity Deficit Amount " means with respect to any payment date, the excess, if any, of (x) the aggregate remaining principal amount of the notes outstanding on such payment date, after giving effect to all reductions in such aggregate principal amount from (i) the spread account and
(ii) the demand note over (y) the sum of the aggregate outstanding principal balance of the contracts at the end of the prior calendar month plus any remaining pre-funded amount.

          "One-Month LIBOR" means, as of the date of determination, the London interbank offered rate for one-month United States dollar deposits which appears in the Telerate Page 3750 as of 11:00 a.m., London time, on that date. If the rate does not appear on Telerate Page 3750, the rate for that day will be determined on the basis of the rates at which deposits in United States dollars are offered by the Reference Banks at approximately 11:00 a.m. (London time), on that day to prime banks in the London interbank market. The indenture trustee will be required to request the principal London office of each of the Reference
Banks to provide a quotation of its rate. If at least two quotations are provided, the rate for that day will be the arithmetic mean of the quotations
(rounded upwards if necessary to the nearest whole multiple of 1/16%). If fewer than two quotations are provided as requested, the rate for that day will be the arithmetic mean of the rates quoted by major banks in New York City, selectecd by the indenture trustee after consultation with the depositor, at approximately
11:00 a.m. (New York City time) on that day for loans in United States dollars to leading European banks.

          "Overcollateralization Amount" means, as of any date of determination, the difference between (i) the sum of the aggregate outstanding principal balance of the contracts plus any remaining pre-funded amount and (ii) the aggregate principal amount of the Class A Notes.

          "Principal Payment Amount" means, (i) for any payment date other than the final scheduled payment date for any class of the Class A Notes, the amount, if any, by which the outstanding principal amount of the Class A Notes exceeds the sum of (a) the aggregate outstanding principal balance of the contracts as of the end of the related collection period and (b) any amounts remaining in the pre-funding account; and (ii) with respect to the final scheduled payment date for any class of the Class A Notes, an amount equal to the greater of (a) the amount calculated in clause (i) above and (b) then outstanding principal amount of the respective class of notes.

          "Reference Banks" means leading banks selected by the indenture trustee, after consultation with the depositor and engaged in transactions in
Eurodollar deposits in the international Eurocurrency market.

          "Required Overcollateralization Target" means, for any payment date, the greater of (i) 1.00% of the sum of the aggregate principal balance of the initial contracts as of the initial cut-off date plus the initial pre-funded amount and (ii) the Required Total Enhancement Amount minus the greater of (x)
3.50% of the aggregate outstanding principal balance of the contracts plus amounts outstanding in the pre-funding account and (y) 1.25% of the sum of the aggregate principal balance of the initial contracts as of the initial cut-off date plus the initial pre-funded amount.

          "Required Total Enhancement Amount" means, for any date of determination, the greater of (i) 2.25% of the sum of the aggregate principal balance of the initial contracts as of the initial cut-off date plus the initial pre-funded amount and (ii) 9.00% of the aggregate outstanding principal balance of the contracts plus amounts outstanding in the pre-funding

                                      S-88

account. The Required Total Enhancement Amount may be modified as described in this free writing prospectus.

          "Spread Account Requisite Amount" means, initially, zero, but if (i) a
Level 1 Trigger Event has occurred and is continuing, the Spread Account
Requisite Amount shall be an amount equal to 5.00% of the aggregate outstanding principal balance of the contracts plus amounts outstanding in the pre-funding account or (ii) a Level 2 Trigger Event has occurred and is continuing, the
Spread Account Requisite Amount shall be unlimited. The Spread Account Requisite
Amount may be otherwise modified, as described in this free writing prospectus.

          "Trigger Event" means a Level 1 Trigger Event and/or a Level 2 Trigger
Event, as the case may be.

                                      S-89

                                     ANNEX A

Clearance, Settlement and Tax Documentation Procedures

NOTICE TO INVESTORS: THIS ANNEX A IS AN INTEGRAL PART OF THE FREE WRITING
PROSPECTUS TO WHICH IT IS ATTACHED.

          Except in limited circumstances, the Class A Notes, or the securities, will be available only in book-entry form. Investors in the securities may hold the securities through any of DTC, Clearstream, Luxembourg or Euroclear. The
securities will be tradable as home market instruments in both the European and
U.S. domestic markets. Initial settlement and all secondary trades will settle in same-day funds.

          Secondary market trading between investors through Clearstream,
Luxembourg and Euroclear will be conducted in the ordinary way in accordance with the normal rules and operating procedures of Clearstream, Luxembourg and
Euroclear and in accordance with conventional eurobond practice, which is seven calendar day settlement.

          Secondary market trading between investors through DTC will be conducted according to DTC's rules and procedures applicable to U.S. corporate debt obligations.

          Secondary cross-market trading between Clearstream, Luxembourg or
Euroclear and DTC participants holding securities will be effected on a delivery-against-payment basis through the respective Depositaries of
Clearstream, Luxembourg and Euroclear and as DTC participants.

          Non-U.S. holders of global securities will be subject to U.S.
withholding taxes unless the holders meet a number of requirements and deliver appropriate U.S. tax documents to the securities clearing organizations or their participants.

INITIAL SETTLEMENT

          All securities will be held in book-entry form by DTC in the name of
Cede & Co. as nominee of DTC. Investors' interests in the securities will be represented through financial institutions acting on their behalf as direct and indirect participants in DTC. As a result, Clearstream, Luxembourg and Euroclear will hold positions on behalf of their participants through their relevant depository which in turn will hold these positions in their accounts as DTC participants.

          Investors electing to hold their securities through DTC will follow
DTC settlement practices. Investor securities custody accounts will be credited with their holdings against payment in same-day funds on the settlement date.

          Investors electing to hold their securities through Clearstream,
Luxembourg or Euroclear accounts will follow the settlement procedures applicable to conventional eurobonds, except that there will be no temporary security and no lock-up or restricted period. Securities will be credited to the securities custody accounts on the settlement date against payment in same-day funds.

                                       A-1

SECONDARY MARKET TRADING

          Since the purchaser determines the place of delivery, it is important to establish at the time of the trade where both the purchaser's and depositor's accounts are located to ensure that settlement can be made on the desired value date.

          Trading between DTC Participants

          Secondary market trading between DTC participants will be settled using the procedures applicable to asset-back securities issues in same-day funds.

          Trading between Clearstream, Luxembourg or Euroclear Participants

          Secondary market trading between Clearstream, Luxembourg participants or Euroclear participants will be settled using the procedures applicable to conventional eurobonds in same-day funds.

          Trading between DTC, Depositor and Clearstream, Luxembourg or
Euroclear Participants

          When securities are to be transferred from the account of a DTC participant to the account of a Clearstream, Luxembourg participant or a
Euroclear participant, the purchaser will send instructions to Clearstream,
Luxembourg or Euroclear through a Clearstream, Luxembourg participant or
Euroclear participant at least one business day prior to settlement.
Clearstream, Luxembourg or Euroclear will instruct the relevant depository, as the case may be, to receive the securities against payment. Payment will include interest accrued on the securities from and including the last coupon distribution date to and excluding the settlement date. Interest on the Class
A-1 Notes will be calculated on the basis of a 360-day year and the actual number of days elapsed in the interest accrual period. Interest on the Class A-2
Notes, the Class A-3 Notes and the Class A-4 Notes will be calculated on the basis of a 360-day year consisting of twelve 30-day months (or, with respect to the first payment date, 17 days), as applicable, in accordance with the terms of the applicable securities. For transactions settling on the 31st of the month, payment will include interest accrued to and excluding the first day of the following month. Payment will then be made by the relevant depository to the DTC participant's account against delivery of the securities. After settlement has been completed, the securities will be credited to the respective clearing system and by the clearing system, in accordance with its usual procedures, to the Clearstream, Luxembourg participant's or Euroclear participant's account.
The securities credit will appear the next day, European time and the cash debt will be back-valued to, and the interest on the global securities will accrue from, the value date, which would be the preceding day when settlement occurred in New York. If settlement is not completed on the intended value date and the trade fails, the Clearstream, Luxembourg or Euroclear cash debt will be valued instead as of the actual settlement date.

          Clearstream, Luxembourg participants and Euroclear participants will need to make available to the respective clearing systems the funds necessary to process same-day funds settlement. The most direct means of doing so is to preposition funds for settlement, either from cash on hand or existing lines of credit, as they would for any settlement occurring within Clearstream,
Luxembourg or Euroclear. Under this approach, they may take on credit exposure to Clearstream, Luxembourg or Euroclear until the securities are credited to their account one day later.

                                       A-2

          As an alternative, if Clearstream, Luxembourg or Euroclear has extended a line of credit to them, Clearstream, Luxembourg participants or
Euroclear participants can elect not to preposition funds and allow that credit line to be drawn upon to finance settlement. Under this procedure, Clearstream,
Luxembourg participants or Euroclear participants purchasing securities would incur overdraft charges for one day, assuming they cleared the overdraft when the securities were credited to their accounts. However, interest on the securities would accrue from the value date. Therefore, in many cases the investment income on the global securities earned during that one-day period may substantially reduce or offset the amount of the overdraft charges, although the result will depend on each Clearstream, Luxembourg participant's or Euroclear participant's particular cost of funds.

          Since the settlement is taking place during New York business hours,
DTC participants can employ their usual procedures for crediting global securities to the respective European depository for the benefit of Clearstream,
Luxembourg participants or Euroclear participants. The sale proceeds will be available to the DTC depositor on the settlement date. Thus, to the DTC participants a cross-market transaction will settle no differently than a trade between two DTC participants.

          Trading between Clearstream, Luxembourg or Euroclear Depositor and DTC
Purchaser

          Due to time zone differences in their favor, Clearstream, Luxembourg participants and Euroclear participants may employ their customary procedures for transactions in which securities are to be transferred by the respective clearing system, through the respective depository, to a DTC participant. The depositor will send instructions to Clearstream, Luxembourg or Euroclear through a Clearstream, Luxembourg participant or Euroclear participant at least one business day prior to settlement. In these cases Clearstream, Luxembourg or
Euroclear will instruct the respective depository, as appropriate, to credit the securities to the DTC participant's account against payment. The payment will then be reflected in the account of Clearstream, Luxembourg participant or
Euroclear participant the following day, and receipt of the cash proceeds in the
Clearstream, Luxembourg participant's or Euroclear participant's account would be back-valued to the value date, which would be the preceding day, when settlement occurred in New York. In the event that the Clearstream, Luxembourg participant or Euroclear participant has a line of credit with its respective clearing system and elects to be in debt in anticipation of receipt of the sale proceeds in its account, the back-valuation will extinguish any overdraft incurred over that one-day period. If settlement is not completed on the intended value date and the trade fails, receipt of the cash proceeds in the
Clearstream, Luxembourg participant's or Euroclear participant's account would instead be valued as of the actual settlement date.

          Finally, day traders that use Clearstream, Luxembourg or Euroclear and that purchase global securities from DTC participants for delivery to
Clearstream, Luxembourg participants or Euroclear participants may wish to note that these trades would automatically fail on the sale side unless affirmative action is taken. At least three techniques should be readily available to eliminate this potential problem:

o    borrowing through Clearstream, Luxembourg or Euroclear for one day, until the purchase side of the trade is reflected in their Clearstream,
     Luxembourg or Euroclear accounts in accordance with the clearing system's customary procedures;

o    borrowing the securities in the U.S. from a DTC participant no later than one day prior to settlement, which would give the securities sufficient time to be reflected in their Clearstream, Luxembourg or Euroclear account in order to settle the sale side of the trade; or

                                       A-3

o    staggering the value dates for the buy and sell sides of the trade so that the value date for the purchase from the DTC participant is at least one day prior to the value date for the sale to the Clearstream, Luxembourg participant or Euroclear participant.

CERTAIN U.S. FEDERAL INCOME TAX DOCUMENTATION REQUIREMENTS

          A beneficial owner of securities holding securities through
Clearstream, Luxembourg or Euroclear, or through DTC if the holder has an address outside the U.S., will be subject to the 30% U.S. withholding tax that generally applies to payments of interest, including original issue discount, on registered debt issued by U.S. persons, unless:

               (1) each clearing system, bank or other financial institution that holds customers' securities in the ordinary course of its trade or business in the chain of intermediaries between the beneficial owner and the U.S. entity required to withhold tax complies with applicable certification requirements; and

               (2) such beneficial owner takes one of the following steps to obtain an exemption or reduced tax rate.

               This summary does not deal with all aspects of U.S. federal income tax withholding that may be relevant to foreign holders of the securities as well as the application of the withholding regulations. You are encouraged to consult with your own tax advisors for specific tax advice concerning your holding and disposing of the securities.

          Exemption for Non-U.S. Persons-Form W-8BEN

               Beneficial owners of global securities that are non-U.S. persons, as defined below, generally can obtain a complete exemption from the withholding tax by filing a signed Form W-8BEN (Certificate of Foreign Status of Beneficial
Owner for United States Withholding). Generally, a Form W-8BEN provided without a U.S. taxpayer identification number (a "TIN") is valid for a period of three years beginning on the date that the form is signed. If the information shown on
Form W-8BEN changes, a new Form W-8BEN must be filed within 30 days of the change. A Form W-8BEN provided with a U.S. TIN is valid until a change in circumstance renders any information on the form incorrect, provided that the withholding agent reports on Form 1042-S at least one payment annually to such beneficial owner.

          Exemption for Non-U.S. Persons with Effectively Connected Income-Form
W-8ECI

               A non-U.S. person, as defined below, may claim an exemption from the withholding tax on income effectively connected with the conduct of a trade or business in the United States by filing Form W-8ECI, Certificate of Foreign
Person's Claim for Exemption from Withholding on Income Effectively Connected with the Conduct of a Trade or Business in the United States. The Form W-8ECI is
valid for a period of three years beginning on the date that the form is signed.
If the information shown on Form W-8ECI changes, a new Form W-8ECI must be filed within 30 days of the change.

          Exemption or Reduced Rate for non-U.S. Persons Resident in Treaty
Countries-Form W-8BEN.

               A non-U.S. person may claim treaty benefits by filing Form
W-8BEN, (Certificate of Foreign Status of Beneficial Owner for United States Tax
Withholding). Generally,

                                       A-4

a Form W-8BEN provided without a U.S. taxpayer identification number (a "TIN")
is valid for a period of three years beginning on the date that the form is signed. If the information shown on Form W-8BEN changes, a new Form W-8BEN must be filed within 30 days of the change. A Form W-8BEN provided with a U.S. TIN is valid until a change in circumstance renders any information on the form incorrect, provided that the withholding agent reports on Form 1042-S at least one payment annually to such beneficial owner.

          Exemption for U.S. Persons-Form W-9

               U.S. persons can obtain a complete exemption from the withholding tax by filing Form W-9, "Payer's Request for Taxpayer Identification Number and
Certification."

          A U.S. person is:

               (1) a citizen or resident of the United States;

               (2) a corporation or other entity organized in or under the laws of the United States or any political subdivision thereof;

               (3) an estate that is subject to U.S. federal income tax
          regardless of the source of its income; or

               (4) a trust if a court within the United States can exercise primary supervision over its administration and at least one United
          States person has the authority to control all substantive decisions of the trust.

               A non-U.S. person is any person other than a U.S. person or a partnership.

                                       A-5

                                     ANNEX B

                        SPONSOR'S STATIC POOL INFORMATION

                                      B-1

LBAC Corp.

             SECURITIZATION STATIC POOL REPORTING FOR REGULATION AB

                                [LBA CORP LOGO]

                                TABLE OF CONTENTS

1.   Definitions

2.   Summary of Long Beach Securitizations and Pool Characteristics

3.   Geographic Distribution of Loan Contracts by Loan Origination State by
     Units and Dollar Amounts

4.   Distribution of Loan Contracts by Interest Rate by Units and Dollar Amounts

5.   Securitization Composition by Fico Score Bands

6.   Cumulative Losses: Cumulative Default Receivable Dollars, Net Liquidated
     Receivables

7.   Prepayment Statistics: ABS Prepay Speeds

8.   Delinquency Statistics: 30-59 Days Delinquent, 60-89 Days Delinquent, 90+
     Days Delinquent

LBAC Corp.

DEFINITIONS:

SECURITIZATION TRANSACTION STRUCTURES:

Insured Transaction: - Transactions containing an insurance policy that guarantees the timely payment of interest and the ultimate payment of principal due on the asset backed securities.

Senior SubordinateTransactions - Transactions that contain subordinate asset-backed securities to provide credit enhancement for the senior asset-backed securities. Such subordinate securities will incur losses before the more senior securities.

Issuer - Name of the transaction. The naming convention is as follows: Long
Beach Acceptance Auto Receivables Trust, The year (ex. 2001) in which the transaction was completed followed by a letter (A, B or C) that denotes the order that the transactions were completed within the year.

Cutoff Date - The date on which automobile loan contracts were pledged/sold into the securitization.

Closing Date - The date on which the transfer of loan contracts to the securitization occurs and funds are released to the Sponsor for such automobile loan contracts. Bondholder interest begins to accrue on this date.

POOL ASSETS:

Portfolio Loans - The number of loan contracts sold into the securitization.

Cutoff Balance - The outstanding principal balance on the loan contracts that have been sold into the securitization.

Average Cutoff Balance - The average outstanding principal balance for the pool of loan contracts that have been sold into the securitization.

WEIGHTED AVERAGE:

Original Coupon - The weighted average of the annual percentage rate (APR) of the pool of loan contracts weighed by the original amount financed.

Cutoff Date Coupon - The weighted average of the annual percentage rate (APR) of the pool of loan contracts weighed by the cutoff balance.

Original Fico Score - The weighted average of the Fico Score (Fair Isaac Corp.)
of the pool of loan contracts weighed by the original amount financed. Long
Beach uses TransUnion, Equifax or Experien credit reports depending on the origination location of the loan contract.

Original Loan Term - The weighted average original term to maturity in months as of the original contract date.

Cutoff Date Remaining Term - The weighted average remaining term to maturity in months as of the cutoff date.

Original Loan to Value - The weighted average loan to value weighted on the original amount financed. LBAC defines loan to value as the ratio of amount financed to book value.

Insurance Provider - Entity providing the insurance policy on the transactions.
Long Beach utilizes Financial Security Assurance Inc. (FSA) and MBIA Insurance
Corporation (MBIA).

Overcollateralization (OC) - A form of credit enhancement that is created by the delivery of more automobile loan contracts to the securitization than securities issued by the securitization.

Initial OC - Level of overcollateralization required at the initial Closing
Date.

Target OC - Level of overcollateralization required to build in the securitization prior to the release of any excess cash to the Sponsor.

Spread Percentage - A percentage that represents the incremental yield earned on a bond over a benchmark security with a similar weighted-average life.

Depositor - An intermediary that sells the loans to the Trust in exchange for the Certificates.

Servicer -The entity that is obligated to service the loan contracts. Servicing includes the collection of payments, storage of titles and administration of the loan contract.

LBAC Corp.

Owner Trustee - Administers the Trust in the interest of the Certificateholders, subject to the Basic Documents and executes on behalf of the Trust any license, approval, authorization or registration required by any governmental authority, bureau or agency, as notified by the Servicer and presented to the Owner Trustee in final execution form.

Indenture Trustee - Administers the funds or property specified in the indenture in a fiduciary capacity on behalf of the bondholders. The trustee is generally empowered to enforce the terms of the trust indenture on behalf of the bondholders.

Back-up Servicer - Party that agrees to take over the servicing of the pool if the primary Servicer fails to perform.

Liquidated Receivable - Means any Receivable with respect to which the earliest of any of the following shall have occurred (without duplication): (i) the
Receivable has been liquidated by the Servicer through the sale of the Financed
Vehicle, (ii) the related Obligor has failed to pay at least 95% of a Scheduled
Receivable Payment by its due date andosuch failure continues for 60 days
(calculated based on a 360-day year consisting of twelve 30-day months) after the first day on which the Servicer may legally sell or otherwise dispose of the related Financed Vehicle following its repossession, (iii) the related Obligor fails to pay at least 95% of a Scheduled Receivable Payment by its due date and such failure continues for 150 or more consecutive days (calculated based on a
360-day year consisting of twelve 30-day months) as of the end of a Collection
Period, (iv) proceeds have been received which, in the Servicer's good faith judgment, constitute the final amounts recoverable in respect of such Receivable

Liquidation Proceeds - Means, with respect to a Liquidated Receivable, the monies collected from whatever source during the Collection Period in which such
Receivable became a Liquidated Receivable, net of the reasonable costs of liquidation, including the unreimbursed reasonable expenses incurred by the
Servicer in connection with (i) such liquidation and (ii) the liquidation of any other Liquidated Receivable with respect to which the Servicer believes in good faith that any additional monies are unlikely to be collected, plus any amounts required by law to be remitted to the Obligor; provided, however, that the
Liquidation Proceeds with respect to any Receivable shall in no event be less than zero.

Net Liquidated Receivables - the difference between a) the aggregate principal balance of all Liquidated Receivables minus b) Liquidation Proceeds received with respect to the Receivables described in clause (a).

Delinquent Receivable - Means any receivables other than Defaulted Receivables that were 30 or more days delinquent (calculated based on a 360-day year of twelve 30-day months) as of the end of such Collection Period with respect to more than 5% of a Scheduled Receivable Payment.

LBAC Corp.

COMPOSITION OF THE ORIGINAL CONTRACTS

                                                         POOL ASSETS                    WEIGHTED AVG  WEIGHTED AVG  WEIGHTED AVG
                                   ---------------------------------------------------    ORIGINAL     FINAL POOL    FINAL POOL
ISSUER  CUTOFF DATE  CLOSING DATE  PORTFOLIO LOANS  CUTOFF BALANCE  AVG CUTOFF BALANCE     COUPON        COUPON      FICO SCORE
--------------------------------------------------------------------------------------------------------------------------------

2002-A                 08/15/2002           14,337     250,000,000           17,437.40        14.79%        14.78%           599
2003-A   02/28/2003    03/13/2003           14,124     250,000,000           17,700.37        12.94%        12.66%           623
2003-B   05/31/2003    06/25/2003           14,350     250,000,000           17,421.60        11.77%        11.33%           637
2003-C   09/30/2003    10/30/2003           12,955     252,525,265           19,492.49         9.91%         9.84%           653
2004-A   02/29/2004    03/18/2004           16,418     303,030,302           18,457.20        10.48%        10.08%           650
2004-B   06/30/2004    07/16/2004           14,044     255,102,041           18,164.39        10.55%        10.08%           647
2004-C   11/30/2004    12/09/2004           19,476     353,535,354           18,152.36        11.01%        10.53%           645
2005-A   05/31/2005    06/21/2005           18,813     350,000,000           18,604.14        11.79%        11.38%           635
2005-B   09/30/2005    10/11/2005           17,151     350,000,000           20,283.00        11.48%        11.38%           639
2006-A   04/30/2005    05/01/2006           23,096     450,000,000           19,483.89        12.02%        11.89%           640

        WEIGHTED AVG  WEIGHTED AVG
         FINAL POOL    FINAL POOL            INSURANCE
ISSUER  CUSTOM SCORE   LOAN TERM             PROVIDER                        SERVICER               OWNER TRUSTEE
-----------------------------------------------------------------------------------------------------------------------

2002-A           217          66.6  Financial Security Assurance  Long Beach Acceptance Corp.  Wilmington Trust Company
2003-A           223          68.1  MBIA Insurance Corporation    Long Beach Acceptance Corp.  Wilmington Trust Company
2003-B           228          67.9  Financial Security Assurance  Long Beach Acceptance Corp.  Wilmington Trust Company
2003-C           233          68.1  Financial Security Assurance  Long Beach Acceptance Corp.  Wilmington Trust Company
2004-A           229          68.0  Financial Security Assurance  Long Beach Acceptance Corp.  Wilmington Trust Company
2004-B           235          67.7  Financial Security Assurance  Long Beach Acceptance Corp.  Wilmington Trust Company
2004-C           235          68.0  Financial Security Assurance  Long Beach Acceptance Corp.  Wilmington Trust Company
2005-A           232          68.4  Financial Security Assurance  Long Beach Acceptance Corp.  Wilmington Trust Company
2005-B           237          68.4  Financial Security Assurance  Long Beach Acceptance Corp.  Wilmington Trust Company
2006-A           236          68.7  Financial Security Assurance  Long Beach Acceptance Corp.  Wilmington Trust Company

ISSUER    INDENTURE TRUSTEE     BACK-UP SERVICER
--------------------------------------------------

2002-A  JP Morgan Chase Bank  JP Morgan Chase Bank
2003-A  JP Morgan Chase Bank  JP Morgan Chase Bank
2003-B  JP Morgan Chase Bank  JP Morgan Chase Bank
2003-C  JP Morgan Chase Bank  JP Morgan Chase Bank
2004-A  JP Morgan Chase Bank  JP Morgan Chase Bank
2004-B  Wells Fargo Bank      Wells Fargo Bank
2004-C  JP Morgan Chase Bank  JP Morgan Chase Bank
2005-A  Wells Fargo Bank      Wells Fargo Bank
2005-B  JP Morgan Chase Bank  JP Morgan Chase Bank
2006-A  Wells Fargo Bank      Wells Fargo Bank

LBAC Corp.

DISTRIBUTION OF THE ORIGINAL CONTRACTS BY APR

                         2002-A                          2003-A                          2003-B
              ----------------------------------------------------------------------------------------------
   RANGE       UNITS    BALANCE    % BALANCE   UNITS    BALANCE    % BALANCE   UNITS    BALANCE    % BALANCE
------------------------------------------------------------------------------------------------------------

2.00-2.99%         0            0      0.00%       0            0      0.00%       0            0      0.00%
3.00-3.99%         0            0      0.00%       0            0      0.00%       1       24,002      0.01%
4.00-4.99%         1       29,602      0.01%       2       41,982      0.02%      80    1,562,914      0.63%
5.00-5.99%         5       99,420      0.04%     127    2,616,437      1.05%     462    9,711,468      3.88%
6.00-6.99%        60    1,150,191      0.46%     376    8,218,844      3.29%     719   15,885,957      6.35%
7.00-7.99%       205    4,276,831      1.71%     639   14,585,747      5.83%     948   20,432,181      8.17%
8.00-8.99%       354    7,658,252      3.06%     886   19,939,303      7.98%   1,223   26,140,517     10.46%
9.00-9.99%       645   13,760,230      5.50%   1,220   26,455,515     10.58%   1,549   32,704,875     13.08%
10.00-10.99%     677   14,083,077      5.63%   1,089   22,862,426      9.14%   1,315   26,920,433     10.77%
11.00-11.99%     881   18,409,655      7.36%   1,121   23,190,909      9.28%   1,157   22,421,447      8.97%
12.00-12.99%   1,023   20,373,892      8.15%   1,259   24,478,735      9.79%   1,227   23,066,861      9.23%
13.00-13.99%   1,240   24,640,027      9.86%   1,227   22,681,499      9.07%   1,039   17,763,252      7.11%
14.00-14.99%   1,466   26,774,662     10.71%   1,240   21,900,946      8.76%   1,009   15,814,323      6.33%
15.00-15.99%   1,499   25,994,177     10.40%   1,085   17,624,616      7.05%     782   11,276,004      4.51%
16.00-16.99%   1,779   30,047,930     12.02%   1,080   16,338,486      6.54%     749    9,998,589      4.00%
17.00-17.99%   1,590   24,266,055      9.71%     863   10,992,515      4.40%     703    7,011,845      2.80%
18.00-18.99%   1,377   19,407,061      7.76%     764    9,147,289      3.66%     381    3,706,448      1.48%
19.00-19.99%     775    9,996,477      4.00%     523    4,957,640      1.98%     419    2,666,836      1.07%
20.00-20.99%     516    6,176,795      2.47%     397    2,573,309      1.03%     388    1,917,194      0.77%
21.00-21.99%     211    2,460,732      0.98%     123    1,058,206      0.42%      59      488,085      0.20%
22.00-22.99%      19      237,316      0.09%      67      232,421      0.09%     130      453,305      0.18%
23.00-23.99%      10      109,879      0.04%      23       68,810      0.03%       8       27,817      0.01%
24.00-24.99%       3       37,821      0.02%      12       31,555      0.01%       2        5,647      0.00%
25.00-25.99%       1        9,918      0.00%       1        2,811      0.00%       0            0      0.00%
------------------------------------------------------------------------------------------------------------
TOTAL         14,337  250,000,000             14,124  250,000,000             14,350  250,000,000

                         2003-C                          2004-A                         2004-B
              ----------------------------------------------------------------------------------------------
   RANGE       UNITS    BALANCE    % BALANCE   UNITS    BALANCE    % BALANCE   UNITS    BALANCE    % BALANCE
------------------------------------------------------------------------------------------------------------

2.00-2.99%         0            0      0.00%       1       16,698      0.01%       0            0      0.00%
3.00-3.99%        25      484,507      0.19%      79    1,478,782      0.49%      29      566,019      0.22%
4.00-4.99%       439    9,198,397      3.64%     412    8,103,786      2.67%     309    6,063,603      2.38%
5.00-5.99%       939   19,940,878      7.90%     890   19,067,052      6.29%     730   15,915,033      6.24%
6.00-6.99%     1,121   24,460,896      9.69%   1,219   26,336,984      8.69%   1,087   22,967,779      9.00%
7.00-7.99%     1,377   29,399,850     11.64%   1,594   34,695,010     11.45%   1,370   29,223,964     11.46%
8.00-8.99%     1,554   32,905,871     13.03%   1,736   37,263,431     12.30%   1,585   33,460,639     13.12%
9.00-9.99%     1,656   34,154,878     13.53%   2,169   45,280,874     14.94%   1,756   36,926,090     14.48%
10.00-10.99%   1,238   24,650,160      9.76%   1,661   33,491,058     11.05%   1,484   29,922,001     11.73%
11.00-11.99%   1,023   19,678,556      7.79%   1,316   25,625,448      8.46%   1,148   21,894,577      8.58%
12.00-12.99%   1,034   19,045,482      7.54%   1,352   24,931,306      8.23%   1,046   18,824,629      7.38%
13.00-13.99%     729   12,936,030      5.12%     897   15,580,506      5.14%     732   12,186,700      4.78%
14.00-14.99%     621   10,089,805      4.00%     749   11,536,483      3.81%     623    9,522,256      3.73%
15.00-15.99%     455    6,749,842      2.67%     559    7,439,922      2.46%     478    6,084,014      2.38%
16.00-16.99%     321    4,348,059      1.72%     393    4,294,001      1.42%     409    4,051,406      1.59%
17.00-17.99%     240    2,462,927      0.98%     369    2,784,122      0.92%     382    2,908,145      1.14%
18.00-18.99%      91    1,098,788      0.44%     276    1,888,707      0.62%     293    1,834,698      0.72%
19.00-19.99%      62      669,746      0.27%     302    1,502,228      0.50%     261    1,386,386      0.54%
20.00-20.99%      16      126,890      0.05%     310    1,248,217      0.41%     248    1,040,018      0.41%
21.00-21.99%       8      102,309      0.04%      40      162,786      0.05%      37      195,939      0.08%
22.00-22.99%       3       10,186      0.00%      88      283,442      0.09%      35      120,494      0.05%
23.00-23.99%       3       11,206      0.00%       3       12,609      0.00%       2        6,366      0.00%
24.00-24.99%       0            0      0.00%       3        6,850      0.00%       0            0      0.00%
25.00-25.99%       0            0      0.00%       0            0      0.00%       0            0      0.00%
------------------------------------------------------------------------------------------------------------
TOTAL         12,955  252,525,265             16,418  303,030,302             14,044  255,100,754

                        2004-C                          2005-A                           2005-B
              ----------------------------------------------------------------------------------------------
   RANGE       UNITS    BALANCE    % BALANCE   UNITS    BALANCE    % BALANCE   UNITS     BALANCE   % BALANCE
------------------------------------------------------------------------------------------------------------

2.00-2.99%         0            0      0.00%       0            0      0.00%       0            0      0.00%
3.00-3.99%        14      298,776      0.08%       7      142,260      0.04%       0            0      0.00%
4.00-4.99%       213    3,871,152      1.09%     279    5,270,466      1.51%      16      310,013      0.09%
5.00-5.99%       926   18,904,644      5.35%     679   14,089,454      4.03%     448    8,762,685      2.52%
6.00-6.99%     1,340   28,081,138      7.94%     909   19,521,662      5.58%   1,006   21,153,734      6.08%
7.00-7.99%     1,782   37,776,555     10.69%   1,086   23,694,189      6.77%   1,267   26,785,381      7.70%
8.00-8.99%     2,042   42,416,817     12.00%   1,332   29,295,272      8.37%   1,660   35,562,614     10.22%
9.00-9.99%     2,377   48,807,004     13.81%   1,823   39,518,631     11.29%   1,909   41,221,120     11.85%
10.00-10.99%   1,968   40,044,603     11.33%   1,800   39,774,390     11.36%   1,742   37,687,524     10.83%
11.00-11.99%   1,669   33,651,641      9.52%   1,710   36,212,055     10.35%   1,697   36,362,445     10.45%
12.00-12.99%   1,632   31,342,037      8.87%   1,966   39,818,369     11.38%   1,977   42,242,279     12.14%
13.00-13.99%   1,168   21,330,657      6.03%   1,688   32,686,242      9.34%   1,563   31,781,921      9.14%
14.00-14.99%   1,019   16,832,772      4.76%   1,497   26,556,763      7.59%   1,315   26,550,523      7.63%
15.00-15.99%     740   10,614,249      3.00%   1,125   17,102,136      4.89%     895   16,827,428      4.84%
16.00-16.99%     642    7,316,448      2.07%     835   10,084,003      2.88%     630   10,524,938      3.03%
17.00-17.99%     623    4,944,081      1.40%     714    6,893,495      1.97%     434    6,102,810      1.75%
18.00-18.99%     395    2,619,389      0.74%     523    4,226,951      1.21%     225    2,881,198      0.83%
19.00-19.99%     453    2,476,759      0.70%     427    2,834,524      0.81%     191    1,647,432      0.47%
20.00-20.99%     362    1,546,359      0.44%     304    1,493,231      0.43%     103      707,128      0.20%
21.00-21.99%      85      553,240      0.16%      91      705,417      0.20%      66      724,604      0.21%
22.00-22.99%      17       62,765      0.02%      10       45,383      0.01%       4       24,826      0.01%
23.00-23.99%       5       24,108      0.01%       6       27,409      0.01%       2        6,055      0.00%
24.00-24.99%       3       13,409      0.00%       2        7,349      0.00%       1        7,013      0.00%
25.00-25.99%       1        6,751      0.00%       0            0      0.00%       0            0      0.00%
------------------------------------------------------------------------------------------------------------
TOTAL         19,476  353,535,354             18,813  349,999,651             17,151  347,873,673

                        2006-A
              ------------------------------
   RANGE       UNITS    BALANCE    % BALANCE
--------------------------------------------

2.00-2.99%         0            0      0.00%
3.00-3.99%         0            0      0.00%
4.00-4.99%         1       24,105      0.01%
5.00-5.99%       205    3,946,648      0.88%
6.00-6.99%     1,016   20,089,453      4.46%
7.00-7.99%     1,475   30,302,321      6.73%
8.00-8.99%     2,023   41,890,200      9.31%
9.00-9.99%     2,518   52,531,642     11.67%
10.00-10.99%   2,262   47,075,507     10.46%
11.00-11.99%   2,139   45,378,924     10.08%
12.00-12.99%   2,720   55,589,864     12.35%
13.00-13.99%   2,279   46,321,222     10.29%
14.00-14.99%   2,084   39,572,603      8.79%
15.00-15.99%   1,613   28,724,685      6.38%
16.00-16.99%   1,130   18,148,867      4.03%
17.00-17.99%     754   10,395,568      2.31%
18.00-18.99%     449    5,538,670      1.23%
19.00-19.99%     220    2,509,267      0.56%
20.00-20.99%     124    1,044,083      0.23%
21.00-21.99%      80      898,815      0.20%
22.00-22.99%       3       14,514      0.00%
23.00-23.99%       1        3,042      0.00%
24.00-24.99%       0            0      0.00%
25.00-25.99%       0            0      0.00%
--------------------------------------------
TOTAL         23,096  450,000,000

LBAC Corp.

GEOGRAPHIC DISTRIBUTION OF ORIGINAL CONTRACTS

     DISTRIBUTION BY STATE THAT THE CONTRACT WAS ORIGINALLY SOLD IN.

                  2002-A                          2003-A                           2003-B
       ----------------------------------------------------------------------------------------------
STATE   UNITS    BALANCE    % BALANCE   UNITS    BALANCE    % BALANCE   UNITS     BALANCE   % BALANCE
-----------------------------------------------------------------------------------------------------

AL          0            0      0.00%       0            0      0.00%       0            0      0.00%
AZ      1,091   20,060,268      8.02%     858   16,721,836      6.69%     862   17,707,721      7.08%
CA      3,842   72,590,577     29.04%   3,556   62,569,780     25.03%   4,063   68,569,921     27.43%
CO        755   12,577,902      5.03%     699   13,351,746      5.34%     355    6,849,409      2.74%
CT        107    1,640,747      0.66%     143    2,011,522      0.80%     198    2,233,144      0.89%
DE        131    2,146,572      0.86%      76    1,298,250      0.52%      84    1,527,414      0.61%
FL        677   11,636,963      4.65%     976   18,181,394      7.27%     873   16,323,826      6.53%
GA        598   10,431,626      4.17%     718   13,784,038      5.51%     660   13,444,106      5.38%
IL          0            0      0.00%     258      879,312      0.35%     101      660,591      0.26%
IN         11      165,764      0.07%     150    2,485,245      0.99%     164    3,065,623      1.23%
KS        192    3,309,307      1.32%     464    9,376,879      3.75%     219    4,088,753      1.64%
MA        428    6,843,838      2.74%     352    6,150,942      2.46%     377    6,100,984      2.44%
MD        138    2,463,971      0.99%       0            0      0.00%     242    4,398,930      1.76%
ME          3       43,845      0.02%       2       19,158      0.01%       0            0      0.00%
MI        105    1,844,925      0.74%     449    6,877,981      2.75%     240    3,850,855      1.54%
MN         97    1,607,238      0.64%     105    1,919,987      0.77%      26      402,994      0.16%
MO        333    5,525,303      2.21%     553    9,682,039      3.87%     465    8,654,903      3.46%
MT          0            0      0.00%      10      202,123      0.08%      40      717,837      0.29%
NC        403    7,026,962      2.81%     625   11,645,863      4.66%     536   10,157,001      4.06%
NE          0            0      0.00%       0            0      0.00%       0            0      0.00%
NH        162    2,177,043      0.87%     111    1,615,141      0.65%      57      824,830      0.33%
NJ        584   10,292,122      4.12%     469    7,822,584      3.13%     570    8,376,220      3.35%
NM          0            0      0.00%       0            0      0.00%       0            0      0.00%
NV        689   12,986,257      5.19%     654   13,183,281      5.27%     643   12,912,182      5.16%
NY        905   13,588,794      5.44%     664    9,626,986      3.85%     914   10,279,828      4.11%
OH         70    1,200,162      0.48%     116    1,717,687      0.69%      36      520,224      0.21%
OK        959   15,271,385      6.11%     768   13,788,765      5.52%     587   11,104,709      4.44%
OR        423    7,082,448      2.83%     284    5,104,123      2.04%     330    6,414,880      2.57%
PA        426    6,441,708      2.58%       0            0      0.00%     721   11,115,394      4.45%
RI          6      109,827      0.04%       0            0      0.00%      37      573,247      0.23%
SC        442    7,465,995      2.99%     461    8,533,905      3.41%     388    7,227,663      2.89%
TN          0            0      0.00%       0            0      0.00%       0            0      0.00%
TX          0            0      0.00%       0            0      0.00%       0            0      0.00%
VA         88    1,450,461      0.58%     119    2,224,831      0.89%      99    2,028,238      0.81%
VT          3       41,744      0.02%       5       49,053      0.02%       3       11,558      0.00%
WA        659   11,773,055      4.71%     476    9,129,445      3.65%     460    9,857,016      3.94%
WY         10      203,192      0.08%       3       46,105      0.02%       0            0      0.00%
-----------------------------------------------------------------------------------------------------
TOTAL  14,337  250,000,000             14,124  250,000,000             14,350  250,000,000

                  2003-C                          2004-A                          2004-B
       ----------------------------------------------------------------------------------------------
STATE   UNITS    BALANCE    % BALANCE   UNITS    BALANCE    % BALANCE   UNITS    BALANCE    % BALANCE
-----------------------------------------------------------------------------------------------------

AL          0            0      0.00%       0            0      0.00%       0            0      0.00%
AZ        828   16,782,900      6.65%   1,131   23,176,020      7.65%   1,086   21,452,035      8.41%
CA      3,821   75,385,886     29.85%   5,740  101,963,397     33.65%   5,268   93,792,326     36.77%
CO        460    9,121,864      3.61%     410    8,172,335      2.70%     428    7,670,674      3.01%
CT        113    1,679,874      0.67%     110    1,033,492      0.34%      59      383,394      0.15%
DE         56    1,082,551      0.43%      47      734,512      0.24%      41      576,790      0.23%
FL      1,282   24,795,968      9.82%   1,461   29,116,627      9.61%   1,426   27,505,249     10.78%
GA        717   15,273,451      6.05%     630   13,932,127      4.60%     470    9,969,007      3.91%
IL        112    2,122,618      0.84%     221    4,162,640      1.37%     220    4,568,106      1.79%
IN        182    3,587,997      1.42%     211    4,114,777      1.36%     167    3,311,130      1.30%
KS        209    4,052,852      1.60%     133    2,609,006      0.86%      65    1,309,715      0.51%
MA        294    4,993,161      1.98%     218    3,246,559      1.07%     129    1,570,339      0.62%
MD          0            0      0.00%     333    5,823,030      1.92%     259    3,740,522      1.47%
ME          0            0      0.00%       0            0      0.00%       0            0      0.00%
MI        111    1,926,431      0.76%      79    1,354,322      0.45%       2       14,036      0.01%
MN         10      170,574      0.07%      74    1,484,219      0.49%      81    1,470,399      0.58%
MO        539   10,667,804      4.22%     428    8,576,034      2.83%     338    6,813,059      2.67%
MT         17      322,893      0.13%       6      109,062      0.04%       0            0      0.00%
NC        616   12,676,152      5.02%     506   10,352,406      3.42%     358    7,260,943      2.85%
NE          0            0      0.00%       0            0      0.00%       0            0      0.00%
NH         20      312,141      0.12%      26      138,823      0.05%      13       51,241      0.02%
NJ        293    5,004,926      1.98%     362    4,847,270      1.60%     288    3,439,704      1.35%
NM          0            0      0.00%     135    2,883,716      0.95%       0            0      0.00%
NV        898   17,875,169      7.08%   1,160   22,914,106      7.56%   1,102   22,202,689      8.70%
NY        342    5,706,789      2.26%     419    3,726,334      1.23%     392    2,963,069      1.16%
OH         10      174,490      0.07%      11      226,344      0.07%       5      125,508      0.05%
OK        649   12,496,558      4.95%     674   13,095,817      4.32%     483    9,362,900      3.67%
OR        358    6,723,329      2.66%     412    7,937,083      2.62%     273    5,134,005      2.01%
PA        123    2,070,440      0.82%     185    1,966,328      0.65%     105      829,836      0.33%
RI          0            0      0.00%      38      706,559      0.23%       0            0      0.00%
SC        485    9,520,446      3.77%     512   10,109,657      3.34%     427    8,807,696      3.45%
TN          0            0      0.00%       0            0      0.00%       0            0      0.00%
TX          0            0      0.00%      62    1,381,686      0.46%      78    1,623,567      0.64%
VA         44      900,365      0.36%     143    2,691,767      0.89%     108    1,932,853      0.76%
VT          0            0      0.00%       0            0      0.00%       1        2,407      0.00%
WA        366    7,097,634      2.81%     541   10,444,247      3.45%     372    7,217,556      2.83%
WY          0            0      0.00%       0            0      0.00%       0            0      0.00%
-----------------------------------------------------------------------------------------------------
TOTAL  12,955  252,525,265             16,418  303,030,302             14,044  255,100,754

                  2004-C                          2005-A                          2005-B
       ----------------------------------------------------------------------------------------------
STATE   UNITS    BALANCE    % BALANCE   UNITS    BALANCE    % BALANCE   UNITS    BALANCE    % BALANCE
-----------------------------------------------------------------------------------------------------

AL          0            0      0.00%      10      267,906      0.08%      16      329,220      0.09%
AZ      1,646   31,177,300      8.82%   2,019   38,959,840     11.13%   2,217   45,132,282     12.97%
CA      6,954  122,288,867     34.59%   6,863  125,354,826     35.82%   6,331  128,557,574     36.96%
CO        629   10,948,360      3.10%     486    7,962,901      2.28%     491    9,067,403      2.61%
CT        121    1,118,956      0.32%     119    1,025,138      0.29%      33      342,334      0.10%
DE         29      157,016      0.04%      36      188,836      0.05%      12       49,648      0.01%
FL      2,301   45,918,103     12.99%   2,487   51,024,687     14.58%   2,080   44,001,421     12.65%
GA        674   14,835,673      4.20%     736   16,431,331      4.69%     634   14,363,748      4.13%
IL        216    4,491,630      1.27%     230    4,690,327      1.34%     125    2,546,687      0.73%
IN        209    4,094,771      1.16%     240    4,848,024      1.39%     164    3,164,394      0.91%
KS         85    1,665,394      0.47%      73    1,454,706      0.42%      75    1,410,099      0.41%
MA        262    3,998,261      1.13%     132    1,951,993      0.56%      80    1,299,931      0.37%
MD        314    3,902,169      1.10%     204    2,131,291      0.61%     226    4,345,373      1.25%
ME          0            0      0.00%       2       15,718      0.00%       0            0      0.00%
MI          0            0      0.00%       0            0      0.00%       0            0      0.00%
MN         19      322,362      0.09%      10      219,092      0.06%       3       53,657      0.02%
MO        405    8,024,530      2.27%     411    8,520,963      2.43%     356    7,079,828      2.04%
MT          0            0      0.00%       0            0      0.00%       0            0      0.00%
NC        678   13,206,722      3.74%     601   11,179,263      3.19%     476    9,420,443      2.71%
NE          0            0      0.00%       0            0      0.00%       0            0      0.00%
NH         21      101,105      0.03%      56      276,177      0.08%      15       40,726      0.01%
NJ        562    7,946,484      2.25%     414    5,374,641      1.54%     271    4,918,619      1.41%
NM          0            0      0.00%       0            0      0.00%       0            0      0.00%
NV      1,371   27,180,436      7.69%   1,107   22,680,791      6.48%   1,095   23,406,870      6.73%
NY        389    2,769,305      0.78%     293    1,870,402      0.53%     114    1,771,728      0.51%
OH          6      108,696      0.03%       0            0      0.00%      35      694,189      0.20%
OK        730   14,637,493      4.14%     571   11,677,567      3.34%     536   10,557,522      3.03%
OR        190    3,564,251      1.01%     131    1,695,170      0.48%     135    2,860,044      0.82%
PA        147    1,257,478      0.36%     200    2,256,840      0.64%     181    3,294,332      0.95%
RI         65    1,083,410      0.31%      11      117,061      0.03%       8      110,318      0.03%
SC        527   10,631,083      3.01%     324    6,558,213      1.87%     285    5,746,740      1.65%
TN          0            0      0.00%      31      767,958      0.22%      36      779,168      0.22%
TX        336    6,876,142      1.94%     411    8,908,282      2.55%     752   15,210,017      4.37%
VA         82    1,017,868      0.29%      30      207,838      0.06%       2       14,390      0.00%
VT          1       17,309      0.00%       2       14,118      0.00%       1        1,851      0.00%
WA        507   10,194,184      2.88%     572   11,364,314      3.25%     366    7,303,116      2.10%
WY          0            0      0.00%       1        3,436      0.00%       0            0      0.00%
-----------------------------------------------------------------------------------------------------
TOTAL  19,476  353,535,354             18,813  349,999,651             17,151  347,873,673

                  2006-A
       ------------------------------
STATE   UNITS    BALANCE    % BALANCE
-------------------------------------

AL          2       38,502     0.01%
AZ      2,540   50,279,925    11.17%
CA      9,452  187,659,371    41.70%
CO        745   13,170,645     2.93%
CT         24      127,944     0.03%
DE         18      138,045     0.03%
FL      2,957   59,490,287    13.22%
GA        938   19,701,252     4.38%
IL        211    4,246,088     0.94%
IN        204    3,959,091     0.88%
KS         58    1,000,736     0.22%
MA         82    1,003,785     0.22%
MD        266    5,168,426     1.15%
ME          5       29,521     0.01%
MI          0            0     0.00%
MN          1        4,359     0.00%
MO        342    6,503,775     1.45%
MT          0            0     0.00%
NC        696   13,719,786     3.05%
NE          2       47,423     0.01%
NH         23      113,953     0.03%
NJ        302    4,495,115     1.00%
NM          0            0     0.00%
NV      1,396   28,873,911     6.42%
NY        237    2,734,840     0.61%
OH          1        9,213     0.00%
OK        198    3,173,846     0.71%
OR         56      576,655     0.13%
PA        207    3,074,246     0.68%
RI         36      577,579     0.13%
SC        419    8,032,940     1.79%
TN         20      444,943     0.10%
TX      1,273   24,747,358     5.50%
VA         25      200,539     0.04%
VT          1        1,608     0.00%
WA        359    6,654,290     1.48%
WY          0            0     0.00%
-------------------------------------
TOTAL  23,096  450,000,000

LBAC Corp.

DISTRIBUTION OF THE ORIGINAL CONTRACTS BY FICO SCORE

                    2002-A                          2003-A                          2003-B
         ----------------------------------------------------------------------------------------------
 RANGE    UNITS    BALANCE    % BALANCE   UNITS    BALANCE    % BALANCE   UNITS    BALANCE    % BALANCE
-------------------------------------------------------------------------------------------------------

<=535     1,969   32,258,725     12.90%   1,122   14,066,676      5.63%     591    6,705,034      2.68%
536-550   1,040   17,759,124      7.10%     589    8,791,860      3.52%     325    4,244,020      1.70%
551-575   2,299   39,683,170     15.87%   1,740   28,743,925     11.50%   1,297   19,096,977      7.64%
576-589   1,354   23,447,873      9.38%   1,137   19,559,795      7.82%     983   15,732,026      6.29%
590-624   3,398   60,220,754     24.09%   3,456   62,296,502     24.92%   3,369   57,659,872     23.06%
625-659   2,375   42,595,411     17.04%   2,965   56,250,611     22.50%   3,559   65,417,116     26.17%
660-689   1,071   19,677,468      7.87%   1,596   31,703,102     12.68%   2,271   44,368,057     17.75%
690-719     436    7,828,368      3.13%     795   15,237,543      6.10%   1,029   20,121,984      8.05%
720+        395    6,529,106      2.61%     724   13,349,987      5.34%     926   16,654,916      6.66%
-------------------------------------------------------------------------------------------------------
TOTAL    14,337  250,000,000    100.00%  14,124  250,000,000    100.00%  14,350  250,000,000    100.00%

                    2003-C                          2004-A                          2004-B
         ----------------------------------------------------------------------------------------------
 RANGE    UNITS    BALANCE    % BALANCE   UNITS    BALANCE    % BALANCE   UNITS    BALANCE    % BALANCE
-------------------------------------------------------------------------------------------------------

<=535       285    2,710,951      1.07%     402    2,582,672      0.85%     263    2,278,166      0.89%
536-550      78      972,064      0.38%     181    1,544,915      0.51%      88    1,298,875      0.51%
551-575     471    8,885,032      3.52%     829   11,844,383      3.91%     653    9,881,370      3.87%
576-589     576   10,622,536      4.21%     809   13,470,741      4.45%     821   12,982,597      5.09%
590-624   2,698   52,378,574     20.74%   3,635   66,331,508     21.89%   3,461   61,056,669     23.93%
625-659   3,598   72,329,983     28.64%   4,717   92,606,601     30.56%   4,107   78,015,662     30.58%
660-689   2,496   51,357,932     20.34%   2,911   58,549,842     19.32%   2,359   47,029,842     18.44%
690-719   1,410   28,679,438     11.36%   1,497   29,826,841      9.84%   1,227   24,014,453      9.41%
720+      1,343   24,588,755      9.74%   1,437   26,272,799      8.67%   1,065   18,543,121      7.27%
-------------------------------------------------------------------------------------------------------
TOTAL    12,955  252,525,265    100.00%  16,418  303,030,302    100.00%  14,044  255,100,754    100.00%

                    2004-C                          2005-A                          2005-B
         ----------------------------------------------------------------------------------------------
 RANGE    UNITS    BALANCE    % BALANCE   UNITS    BALANCE    % BALANCE   UNITS    BALANCE    % BALANCE
-------------------------------------------------------------------------------------------------------

<=535       832    6,172,679      1.75%     476    5,161,294      1.47%     855    9,143,986      2.63%
536-550     444    4,383,002      1.24%     559    7,229,896      2.07%     245    4,492,938      1.29%
551-575   1,330   19,114,550      5.41%   1,797   27,818,730      7.95%   1,118   22,734,996      6.54%
576-589   1,032   17,404,559      4.92%   1,607   28,229,838      8.07%   1,085   22,702,550      6.53%
590-624   4,209   78,395,554     22.17%   5,138   96,562,085     27.59%   4,189   89,157,709     25.63%
625-659   5,201  103,031,965     29.14%   4,514   90,827,156     25.95%   4,231   89,707,661     25.79%
660-689   3,240   65,419,744     18.50%   2,233   46,158,834     13.19%   2,563   54,828,118     15.76%
690-719   1,622   31,884,625      9.02%   1,093   22,166,059      6.33%   1,351   27,403,124      7.88%
720+      1,566   27,728,677      7.84%   1,396   25,845,758      7.38%   1,514   27,702,590      7.96%
-------------------------------------------------------------------------------------------------------
TOTAL    19,476  353,535,354    100.00%  18,813  349,999,651    100.00%  17,151  347,873,673    100.00%

                    2006-A
         ------------------------------
 RANGE    UNITS    BALANCE    % BALANCE
---------------------------------------

<=535       465    6,370,687      1.42%
536-550     333    5,834,204      1.30%
551-575   1,552   29,740,028      6.61%
576-589   1,621   32,073,650      7.13%
590-624   5,957  117,347,201     26.08%
625-659   5,954  119,375,413     26.53%
660-689   3,415   68,545,190     15.23%
690-719   1,718   34,016,498      7.56%
720+      2,081   36,697,129      8.15%
---------------------------------------
TOTAL    23,096  450,000,000    100.00%

LBAC Corp.

CUMULATIVE DEFAULTED RECEIVABLES IN DOLLARS
JULY 31, 2006

MONTHS    2002-A      2003-A      2003-B      2003-C      2004-A     2004-B      2004-C      2005-A     2005-B    2006-A
------------------------------------------------------------------------------------------------------------------------

1           94,240       8,448          --          --          --         --          --         --         --   68,561
2          473,188     331,105     273,007      35,458     108,651    545,525      19,228    108,424      3,430  191,201
3        1,528,745   1,520,733     804,059     357,707     346,809    813,152     204,155    626,327    141,151  792,993
4        2,584,924   2,992,522   1,490,616     834,086     879,325  1,208,274     442,313  1,307,954    604,858
5        3,853,397   4,218,522   2,317,854   1,313,922   1,572,512  1,686,049     852,817  2,472,671  1,221,798
6        5,539,981   5,314,532   3,436,237   1,982,361   2,150,978  2,019,280   1,531,051  3,483,218  1,604,656
7        7,089,171   6,603,384   4,476,337   2,711,477   3,001,616  2,449,159   1,976,841  4,321,035  2,228,594
8        8,482,606   7,739,693   5,387,934   3,254,394   3,868,479  2,956,062   2,851,132  5,031,676  2,938,312
9        9,594,704   8,861,943   6,159,443   3,740,911   4,512,816  3,407,865   3,501,828  5,643,988  3,450,868
10      11,140,570  10,140,984   6,896,282   4,210,471   5,260,560  3,699,341   4,306,371  6,362,501  3,995,761
11      12,792,591  11,469,917   7,703,564   4,799,590   5,909,285  4,191,871   5,124,723  6,777,959  4,690,758
12      14,116,891  12,778,428   8,545,920   5,272,260   6,426,112  4,585,434   6,181,826  7,182,602
13      15,272,081  13,788,516   9,082,041   6,131,744   7,090,230  5,079,527   7,182,590  7,830,965
14      16,400,972  14,501,502   9,737,988   6,725,652   7,572,789  5,593,100   7,674,552  8,475,223
15      17,937,556  15,554,489  10,278,854   7,436,113   7,897,112  5,956,712   8,198,377
16      19,444,543  16,432,628  11,053,699   7,917,118   8,411,716  6,319,433   8,727,443
17      20,883,940  17,456,082  11,703,181   8,520,974   8,930,536  6,803,151   9,172,462
18      22,287,019  18,399,528  12,420,878   9,002,418   9,482,872  7,325,974   9,803,524
19      23,706,861  19,507,277  13,145,287   9,347,159  10,069,665  7,679,377  10,274,828
20      24,815,448  20,365,079  13,717,749   9,943,632  10,661,960  8,069,672  10,736,498
21      25,891,539  21,209,137  14,317,253  10,362,084  11,240,228  8,467,911
22      26,742,940  22,030,559  14,948,286  10,600,429  11,814,481  8,664,317
23      27,630,068  22,749,985  15,467,621  11,000,412  12,198,597  9,008,616
24      28,680,532  23,462,058  15,873,853  11,392,425  12,650,626  9,265,400
25      29,660,249  23,856,241  16,458,728  11,921,477  12,977,502  9,578,767
26      30,888,043  24,349,673  16,982,803  12,351,408  13,192,244
27      31,749,550  24,958,767  17,424,260  12,791,693  13,472,398
28      32,592,958  25,564,766  17,734,449  13,196,872  13,607,965
29      33,322,552  26,047,282  18,179,790  13,530,640  14,009,281
30      34,076,453  26,735,950  18,587,110  13,748,251
31      34,794,969  27,371,220  19,132,269  13,935,865
32      35,472,501  27,871,618  19,429,712  14,074,725
33      35,944,084  28,283,487  19,735,765  14,322,910
34      36,578,494  28,797,512  19,949,900  14,673,892
35      37,081,898  29,220,269  20,089,957
36      37,607,698  29,561,295  20,347,758
37      38,146,689  29,956,993  20,505,213
38      38,577,036  30,150,135  20,777,651
39      38,993,154  30,393,347
40      39,604,606  30,671,850
41      40,055,124  30,976,289
42      40,481,278
43      40,978,281
44      41,300,615
45      41,431,003
46      41,679,410
47      41,905,684
48      42,144,947

LBAC Corp.

CUMULATIVE GROSS DEFAULT PERCENTAGE
JULY 31, 2006

MONTHS  2002-A  2003-A  2003-B  2003-C  2004-A  2004-B  2004-C  2005-A  2005-B  2006-A
--------------------------------------------------------------------------------------

1        0.04%   0.00%   0.00%   0.00%   0.00%   0.00%   0.00%   0.00%   0.00%   0.02%
2        0.19%   0.13%   0.11%   0.01%   0.04%   0.21%   0.01%   0.03%   0.00%   0.04%
3        0.61%   0.61%   0.32%   0.14%   0.11%   0.32%   0.09%   0.18%   0.04%   0.18%
4        1.03%   1.20%   0.60%   0.33%   0.29%   0.47%   0.13%   0.37%   0.17%
5        1.54%   1.69%   0.93%   0.52%   0.52%   0.66%   0.24%   0.71%   0.35%
6        2.22%   2.13%   1.37%   0.79%   0.71%   0.79%   0.43%   1.00%   0.46%
7        2.84%   2.64%   1.79%   1.07%   0.99%   0.96%   0.56%   1.23%   0.64%
8        3.39%   3.10%   2.16%   1.29%   1.28%   1.16%   0.81%   1.44%   0.84%
9        3.84%   3.54%   2.46%   1.48%   1.49%   1.34%   0.99%   1.61%   0.99%
10       4.46%   4.06%   2.76%   1.67%   1.74%   1.45%   1.22%   1.82%   1.14%
11       5.12%   4.59%   3.08%   1.90%   1.95%   1.64%   1.45%   1.94%   1.34%
12       5.65%   5.11%   3.42%   2.09%   2.12%   1.80%   1.75%   2.05%
13       6.11%   5.52%   3.63%   2.43%   2.34%   1.99%   2.03%   2.24%
14       6.56%   5.80%   3.90%   2.66%   2.50%   2.19%   2.17%   2.42%
15       7.18%   6.22%   4.11%   2.94%   2.61%   2.34%   2.32%
16       7.78%   6.57%   4.42%   3.14%   2.78%   2.48%   2.47%
17       8.35%   6.98%   4.68%   3.37%   2.95%   2.67%   2.59%
18       8.91%   7.36%   4.97%   3.56%   3.13%   2.87%   2.77%
19       9.48%   7.80%   5.26%   3.70%   3.32%   3.01%   2.91%
20       9.93%   8.15%   5.49%   3.94%   3.52%   3.16%   3.04%
21      10.36%   8.48%   5.73%   4.10%   3.71%   3.32%
22      10.70%   8.81%   5.98%   4.20%   3.90%   3.40%
23      11.05%   9.10%   6.19%   4.36%   4.03%   3.53%
24      11.47%   9.38%   6.35%   4.51%   4.17%   3.63%
25      11.86%   9.54%   6.58%   4.72%   4.28%   3.75%
26      12.36%   9.74%   6.79%   4.89%   4.35%
27      12.70%   9.98%   6.97%   5.07%   4.45%
28      13.04%  10.23%   7.09%   5.23%   4.49%
29      13.33%  10.42%   7.27%   5.36%   4.62%
30      13.63%  10.69%   7.43%   5.44%
31      13.92%  10.95%   7.65%   5.52%
32      14.19%  11.15%   7.77%   5.57%
33      14.38%  11.31%   7.89%   5.67%
34      14.63%  11.52%   7.98%   5.81%
35      14.83%  11.69%   8.04%
36      15.04%  11.82%   8.14%
37      15.26%  11.98%   8.20%
38      15.43%  12.06%   8.31%
39      15.60%  12.16%
40      15.84%  12.27%
41      16.02%  12.39%
42      16.19%
43      16.39%
44      16.52%
45      16.57%
46      16.67%
47      16.76%
48      16.86%

LBAC Corp.

NET LIQUIDATED RECEIVABLES IN DOLLARS
JULY 31, 2006

MONTHS     2002-A       2003-A       2003-B       2003-C      2004-A      2004-B      2004-C      2005-A      2005-B     2006-A
-------------------------------------------------------------------------------------------------------------------------------

1            29,175        8,146            0           0           0           0           0           0           0    35,582
2           148,866      196,949      115,697      15,717      51,574      64,991           0      45,977       3,422    80,269
3           573,300      495,264      273,980     126,540     130,249     127,635      20,264     145,540      75,640   242,823
4           905,537    1,015,824      628,006     263,263     427,084     340,773     129,290     391,042     127,919
5         1,451,192    1,789,506    1,042,370     464,124     589,042     422,088     289,642     782,886     319,643
6         2,535,605    2,494,011    1,517,285     787,914     784,963     709,490     445,197   1,212,561     614,093
7         3,336,162    3,210,097    2,197,799   1,100,324   1,324,392     902,673     700,569   1,841,495     967,738
8         4,336,200    3,795,737    2,893,604   1,485,142   1,651,964   1,031,714   1,026,489   2,097,607   1,131,923
9         5,004,136    4,478,493    3,259,272   1,728,591   2,045,459   1,318,741   1,332,816   2,360,512   1,397,085
10        5,828,715    5,158,071    3,544,625   1,872,795   2,463,898   1,385,798   1,850,850   2,705,866   1,673,467
11        6,650,246    5,917,951    4,004,562   2,105,125   2,659,346   1,548,653   2,142,989   2,939,006   2,007,328
12        7,511,716    6,676,593    4,349,805   2,296,083   2,950,476   1,869,240   2,411,844   3,180,965
13        8,201,172    7,405,660    4,676,827   2,670,541   3,351,307   2,043,435   3,033,693   3,431,193
14        8,907,828    7,741,482    5,046,559   3,085,334   3,522,265   2,287,703   3,336,738   3,604,923
15        9,801,472    8,032,660    5,214,471   3,603,930   3,600,609   2,499,239   3,789,458
16       10,491,412    8,529,966    5,589,701   3,754,841   3,904,345   2,744,256   4,123,495
17       11,626,752    9,059,845    5,986,780   4,008,011   4,044,967   2,862,410   4,262,193
18       12,383,954    9,522,177    6,346,670   4,314,089   4,358,097   3,079,249   4,549,812
19       13,203,148   10,073,090    6,790,042   4,521,991   4,607,240   3,283,055   4,680,937
20       14,035,530   10,568,836    7,064,152   4,703,185   4,924,606   3,463,299   5,023,890
21       14,580,733   11,079,494    7,481,615   4,934,564   5,089,115   3,727,269
22       15,102,959   11,764,192    7,803,454   5,149,855   5,574,247   3,911,785
23       15,513,433   12,095,933    8,002,784   5,316,572   5,795,835   4,087,200
24       15,851,973   12,448,689    8,160,248   5,469,477   5,982,138   4,171,415
25       16,654,707   12,804,646    8,480,615   5,675,470   6,192,248   4,240,460
26       17,288,725   12,851,280    8,771,238   5,951,762   6,309,465
27       17,702,607   13,006,823    9,007,410   6,277,795   6,388,507
28       18,346,845   13,409,591    9,250,192   6,329,476   6,392,017
29       18,808,642   13,654,612    9,444,018   6,509,357   6,594,701
30       19,197,709   13,964,363    9,628,103   6,724,392
31       19,564,146   14,280,974    9,807,928   6,887,968
32       19,941,991   14,752,645   10,018,609   6,950,599
33       20,071,989   14,990,632   10,327,750   7,017,743
34       20,406,655   15,181,242   10,422,706   7,111,685
35       20,722,200   15,294,836   10,461,356
36       20,999,868   15,570,946   10,536,007
37       21,399,889   15,820,506   10,544,252
38       21,671,328   15,953,352   10,717,334
39       21,956,727   16,156,820
40       22,109,002   16,271,964
41       22,408,883   16,369,396
42       22,649,378
43       22,846,946
44       23,083,218
45       23,251,464
46       23,316,357
47       23,379,859
48       23,412,232

LBAC Corp.

CUMULATIVE NET LIQUIDATED RECEIVABLES PERCENTAGE
JULY 31, 2006

MONTHS   2002-A   2003-A   2003-B   2003-C   2004-A   2004-B   2004-C   2005-A   2005-B   2006-A
------------------------------------------------------------------------------------------------

 1        0.01%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.01%
 2        0.06%    0.08%    0.05%    0.01%    0.02%    0.03%    0.00%    0.01%    0.00%    0.02%
 3        0.23%    0.20%    0.11%    0.05%    0.04%    0.05%    0.01%    0.04%    0.02%    0.05%
 4        0.36%    0.41%    0.25%    0.10%    0.14%    0.13%    0.04%    0.11%    0.04%
 5        0.58%    0.72%    0.42%    0.18%    0.19%    0.17%    0.08%    0.22%    0.09%
 6        1.01%    1.00%    0.61%    0.31%    0.26%    0.28%    0.13%    0.35%    0.18%
 7        1.33%    1.28%    0.88%    0.44%    0.44%    0.35%    0.20%    0.53%    0.28%
 8        1.73%    1.52%    1.16%    0.59%    0.55%    0.40%    0.29%    0.60%    0.32%
 9        2.00%    1.79%    1.30%    0.68%    0.68%    0.52%    0.38%    0.67%    0.40%
10        2.33%    2.06%    1.42%    0.74%    0.81%    0.54%    0.52%    0.77%    0.48%
11        2.66%    2.37%    1.60%    0.83%    0.88%    0.61%    0.61%    0.84%    0.57%
12        3.00%    2.67%    1.74%    0.91%    0.97%    0.73%    0.68%    0.91%
13        3.28%    2.96%    1.87%    1.06%    1.11%    0.80%    0.86%    0.98%
14        3.56%    3.10%    2.02%    1.22%    1.16%    0.90%    0.94%    1.03%
15        3.92%    3.21%    2.09%    1.43%    1.19%    0.98%    1.07%
16        4.20%    3.41%    2.24%    1.49%    1.29%    1.08%    1.17%
17        4.65%    3.62%    2.39%    1.59%    1.33%    1.12%    1.21%
18        4.95%    3.81%    2.54%    1.71%    1.44%    1.21%    1.29%
19        5.28%    4.03%    2.72%    1.79%    1.52%    1.29%    1.32%
20        5.61%    4.23%    2.83%    1.86%    1.63%    1.36%    1.42%
21        5.83%    4.43%    2.99%    1.95%    1.68%    1.46%
22        6.04%    4.71%    3.12%    2.04%    1.84%    1.53%
23        6.21%    4.84%    3.20%    2.11%    1.91%    1.60%
24        6.34%    4.98%    3.26%    2.17%    1.97%    1.64%
25        6.66%    5.12%    3.39%    2.25%    2.04%    1.66%
26        6.92%    5.14%    3.51%    2.36%    2.08%
27        7.08%    5.20%    3.60%    2.49%    2.11%
28        7.34%    5.36%    3.70%    2.51%    2.11%
29        7.52%    5.46%    3.78%    2.58%    2.18%
30        7.68%    5.59%    3.85%    2.66%
31        7.83%    5.71%    3.92%    2.73%
32        7.98%    5.90%    4.01%    2.75%
33        8.03%    6.00%    4.13%    2.78%
34        8.16%    6.07%    4.17%    2.82%
35        8.29%    6.12%    4.18%
36        8.40%    6.23%    4.21%
37        8.56%    6.33%    4.22%
38        8.67%    6.38%    4.29%
39        8.78%    6.46%
40        8.84%    6.51%
41        8.96%    6.55%
42        9.06%
43        9.14%
44        9.23%
45        9.30%
46        9.33%
47        9.35%
48        9.36%

LBAC Corp.

ABS MONTHLY PREPAYMENT SPEED
JULY 31, 2006

MONTHS   2002-A   2003-A   2003-B   2003-C   2004-A   2004-B   2004-C   2005-A   2005-B   2006-A
------------------------------------------------------------------------------------------------

 1       0.9865   1.5362   1.5577   1.5357   1.5703   1.6387   0.9347   1.6450      n/a   1.6906
 2       0.9370   1.1939   1.4286   1.1211   1.6964   2.0395   0.8146   1.9793   1.3328   1.9602
 3       1.2704   1.6402   1.3476   1.3172   1.8815   1.6747   0.6711   2.0568   1.8545   2.0336
 4       1.0856   1.8365   1.6434   1.4177   2.0141   2.1142   2.1514   2.0526   1.7985
 5       1.1769   1.8344   1.7705   1.4023   2.0044   1.8283   2.0134   1.9836   1.7710
 6       1.6781   1.8017   1.4093   1.9986   2.1100   2.0413   2.0927   2.0789   1.8046
 7       1.4264   1.8661   1.6731   1.7525   2.0178   1.9880   2.1637   2.1011   2.0235
 8       1.8713   1.9024   1.7614   1.8895   2.0534   1.8554   2.1166   1.9638   1.6199
 9       1.5913   1.4974   1.6980   1.8324   1.9656   2.2090   2.2290   1.8965   2.1515
10       1.5645   1.5294   2.0455   1.9545   2.0000   1.8300   1.9749   2.0607   2.0187
11       1.8404   1.5645   1.9872   1.9161   1.8787   1.8852   1.8149   1.8716   1.7986
12       1.8752   1.6625   1.8095   1.8681   1.7509   2.1494   1.7236   1.8699
13       1.6744   1.8996   1.9057   1.8074   2.0664   2.0347   1.7438   1.8124
14       1.6344   1.9466   1.9940   1.8075   1.8769   2.1869   1.7635   1.8151
15       1.7587   1.8615   1.9058   1.7311   1.8099   1.8601   1.8021
16       1.5228   1.9469   1.7547   1.6013   1.9411   1.8765   1.8498
17       1.7893   1.8412   1.7492   1.4626   1.8126   1.7568   1.6070
18       1.6220   1.8067   1.8049   2.0252   1.9220   1.6535   1.7954
19       1.7591   1.8818   1.7449   1.6265   1.8821   1.6451   1.6635
20       1.8939   1.7178   1.7387   1.8925   1.6785   1.7554   1.7713
21       1.8351   1.6490   1.7568   1.7475   1.6528   1.8552
22       1.5974   1.8381   1.7976   1.6658   1.6351   1.6529
23       1.6199   1.5885   1.8105   1.9052   1.6223   1.7791
24       1.5764   1.4569   1.6639   1.6370   1.5177   1.7377
25       1.7326   1.7359   1.6380   1.4873   1.7490   1.4741
26       1.7229   1.5018   1.6609   1.5894   1.4545
27       1.5416   1.6209   1.6952   1.5478   1.5611
28       1.6201   1.7026   1.5859   1.3720   1.4728
29       1.5016   1.5249   1.5456   1.3941   1.5642
30       1.6093   1.6886   1.4824   1.5877
31       1.5567   1.5253   1.3790   1.3418
32       1.5999   1.4787   1.4305   1.5888
33       1.5345   1.4129   1.5110   1.5760
34       1.5200   1.3670   1.5459   1.4749
35       1.5510   1.2727   1.2950
36       1.5034   1.3629   1.4435
37       1.5448   1.5353   1.4223
38       1.3729   1.3136   1.4169
39       1.4108   1.4028
40       1.2973   1.3598
41       1.3454   1.3326
42       1.4029
43       1.3691
44       1.4583
45       1.3242
46       1.3125
47       1.2846

LBAC Corp.

DELINQUENT CONTRACTS 30-59 DAYS PAST DUE IN DOLLARS
JULY 31, 2006

             2002-A            2003-A            2003-B            2003-C            2004-A
        ----------------------------------------------------------------------------------------
MONTHS  UNITS   BALANCE   UNITS   BALANCE   UNITS   BALANCE   UNITS   BALANCE   UNITS   BALANCE
------------------------------------------------------------------------------------------------

1         62   1,024,432    70   1,076,481    56     612,747    30     284,930    37     341,046
2        114   1,878,763    98   1,488,588    78     906,763    54     771,156    64     633,491
3        104   1,680,022   113   1,617,445   109   1,222,474    42     536,621   117   1,309,113
4        145   2,384,713   136   1,700,668   131   1,525,407    49     783,364    87     909,306
5        166   2,522,004   122   1,421,537   123   1,400,775    63     908,847   107   1,193,519
6        119   1,901,858   154   1,891,156   184   2,099,665    49     796,712   118   1,353,418
7        124   2,009,944   205   2,608,077   149   1,475,906    51     722,019   130   1,262,263
8        100   1,643,028   174   1,995,799   126   1,402,092    64     931,548   140   1,122,637
9        138   2,336,503   225   2,779,230   145   1,730,466    69     997,706   140   1,170,158
10       138   2,154,576   158   1,876,659   109   1,362,321    69     930,905   137   1,101,245
11       127   1,955,198   151   2,040,431   108   1,155,277    76   1,152,862   140     977,876
12       126   1,896,686   161   2,096,857   148   1,450,487    71   1,179,647   116     998,311
13       146   2,237,276   110   1,584,802   149   1,325,948    65   1,023,271    95     774,235
14       196   2,948,378   111   1,557,141   128   1,206,123    74   1,129,851    75     689,306
15       197   2,786,822   148   2,199,574   130   1,202,791    79   1,271,199    85     985,640
16       275   3,857,454   149   2,134,613   142   1,522,165    59     901,190    60     899,506
17       198   2,723,545   117   1,795,299   110   1,068,269    59     867,869    72   1,006,108
18       174   2,418,299   126   1,890,007   119   1,355,598    68   1,053,157    70   1,032,283
19       194   2,749,420   127   1,851,583   112   1,365,858    55     788,919    76   1,012,139
20       139   1,926,645   126   1,803,626   105   1,299,833    53     646,322    83   1,198,294
21       150   2,190,963   117   1,603,729    91   1,218,166    53     711,707    85   1,141,000
22       170   2,269,935   120   1,647,092    68     899,186    84   1,293,650    69     956,417
23       188   2,316,540   107   1,471,996    67     905,987    52     807,294    51     694,870
24       193   2,432,544   102   1,511,693    76   1,077,958    64     842,574    54     676,406
25       183   2,325,283    95   1,192,778    83   1,033,814    77     996,601    46     586,125
26       182   2,177,366    85   1,065,257    99   1,108,987    61     835,581    54     674,907
27       164   1,940,814    85   1,046,792    84     955,877    54     697,531    71   1,003,132
28       180   2,065,142    88   1,134,384    68     795,056    49     670,861    74     952,439
29       178   2,071,146   112   1,320,821   115   1,349,024    43     557,658    78   1,006,361
30       164   1,938,216   114   1,372,805    70     821,530    31     376,423
31       143   1,658,260   100   1,114,796    82     931,778    41     514,322
32       151   1,718,357   120   1,419,316    74     810,436    51     644,165
33       127   1,379,777   111   1,267,472    59     643,684    63     772,128
34       119   1,299,427   106   1,152,799    63     697,692    67     827,806
35       126   1,201,590    99   1,068,033    62     690,620
36       153   1,593,571    75     799,389    72     788,635
37       139   1,320,159    81     827,820    79     852,378
38       131   1,349,156    84     808,517    95   1,009,567
39       154   1,486,024    99     977,795
40       138   1,305,500   107   1,081,097
41       132   1,084,860   123   1,122,265
42       115   1,046,758
43        96     840,500
44        93     783,794
45       109     933,168
46       113     843,081
47       127     894,565
48         0           0

             2004-B            2004-C            2005-A            2005-B            2006-A
        ----------------------------------------------------------------------------------------
MONTHS  UNITS   BALANCE   UNITS   BALANCE   UNITS   BALANCE   UNITS   BALANCE   UNITS   BALANCE
------------------------------------------------------------------------------------------------

1          57    437,607    77     680,018    70     698,636     0           0    87   1,175,233
2          82    618,668    77     694,944   122   1,460,458    56     808,295   150   2,209,011
3          96    982,363    71     592,194   142   1,779,006    68     967,915   208   3,376,276
4          83    618,984   130   1,201,341   152   1,784,175    72     989,060
5          99    923,309   125   1,012,438   168   1,876,488    84   1,192,251
6          88    815,078   150   1,280,507   164   1,992,732    77   1,109,071
7          86    721,570   150   1,135,281   160   1,537,885    71     959,375
8          87    827,373   180   1,553,963   143   1,554,799    97   1,278,282
9          87    817,873   183   1,404,573   131   1,274,801   111   1,468,789
10         90    750,133   170   1,573,761   100     936,197   162   2,397,409
11        102    760,097   203   1,662,261   149   1,592,074   160   2,523,420
12        111    813,117   191   1,454,074   134   1,564,350
13        119    902,431   146   1,164,817   188   2,221,763
14         99    821,396   103     967,805   221   2,859,209
15         94    772,525    94   1,000,120
16         96    921,950    74     790,115
17         67    764,056    83     993,525
18         74    869,888    99   1,110,897
19         56    670,133   138   1,459,389
20         56    712,202   159   1,967,645
21         44    599,614
22         49    649,636
23         64    740,772
24         64    858,718
25         94  1,242,776
26
27
28
29
30
31
32
33
34
35
36
37
38
39
40
41
42
43
44
45
46
47
48

LBAC Corp.

DELINQUENT CONTRACTS 60-89 DAYS PAST DUE IN DOLLARS
JULY 31, 2006

              2002-A            2003-A          2003-B          2003-C          2004-A
        ----------------------------------------------------------------------------------
MONTHS  UNITS   BALANCE   UNITS   BALANCE   UNITS  BALANCE  UNITS  BALANCE  UNITS  BALANCE
------------------------------------------------------------------------------------------

1          4      77,690     5      43,003     2    23,489    1      3,613     1    32,439
2         43     721,531    42     694,704    26   357,572   15    156,500    13   181,200
3         65   1,077,037    56   1,009,254    42   521,693   29    475,072    19   269,898
4         71   1,151,846    61     895,221    53   664,805   32    509,465    45   626,981
5         94   1,612,208    75     964,100    68   970,195   28    535,900    34   381,896
6         77   1,175,992    73     946,144    57   744,732   29    428,503    54   734,091
7         61     990,742    81   1,045,915    74   970,404   30    514,317    57   669,839
8         56     975,742   100   1,174,084    69   697,992   26    351,921    67   728,571
9         61   1,035,653   104   1,240,975    52   581,925   26    417,365    68   620,334
10        87   1,447,517   115   1,415,897    46   586,854   35    490,264    85   711,986
11        71   1,160,160   101   1,167,347    55   742,254   44    585,193    70   510,657
12        64   1,002,000    85   1,089,817    50   525,693   54    825,854    87   642,414
13        67   1,006,781    79   1,033,984    71   642,420   42    705,718    62   406,697
14        85   1,319,002    70   1,072,223    68   539,034   34    495,549    57   411,594
15        95   1,415,168    63     926,645    70   624,959   33    508,380    42   443,338
16        99   1,466,442    68   1,022,805    82   632,255   37    618,532    52   578,431
17       100   1,446,780    77   1,175,760    90   865,182   25    425,436    42   593,608
18        90   1,331,579    74   1,183,880    69   535,541   23    297,382    46   643,935
19        80   1,202,984    63     947,877    62   696,772   38    635,485    37   584,173
20        81   1,132,431    68     958,688    50   607,164   30    413,822    43   604,669
21        62     864,795    56     762,332    49   616,913   23    284,749    45   675,619
22        74   1,065,288    48     706,184    39   531,085   31    424,429    38   555,216
23        82   1,125,199    60     836,168    35   485,102   36    558,262    39   591,164
24        93   1,184,611    46     634,916    43   604,456   27    427,097    23   313,850
25        97   1,189,068    46     670,365    42   560,153   32    470,117    23   254,440
26        78   1,056,044    58     749,352    38   495,014   39    532,112    29   379,044
27        88   1,057,939    58     790,446    34   361,251   35    465,844    17   216,220
28        57     651,145    50     694,013    44   554,171   31    402,935    35   514,701
29        79     877,729    64     921,571    33   420,133   25    324,301    33   451,291
30        66     808,670    59     703,630    57   680,996   18    230,729
31        63     767,362    59     710,903    39   425,794   15    188,046
32        47     534,489    47     566,438    44   462,859   22    290,905
33        67     756,841    63     712,745    32   346,289   26    352,565
34        60     662,456    52     674,843    18   202,247   27    354,778
35        56     616,291    42     458,218    28   281,328
36        62     596,945    47     548,301    19   196,999
37        55     533,679    35     393,604    30   323,884
38        64     605,707    40     405,384    39   444,084
39        68     697,505    42     427,933
40        70     665,633    44     471,599
41        72     725,990    48     482,298
42        68     616,286
43        55     531,351
44        40     333,412
45        53     446,484
46        53     409,088
47        51     413,505
48         0           0

            2004-B           2004-C            2005-A            2005-B            2006-A
        --------------------------------------------------------------------------------------
MONTHS  UNITS  BALANCE  UNITS   BALANCE   UNITS   BALANCE   UNITS   BALANCE   UNITS   BALANCE
----------------------------------------------------------------------------------------------

1          1    31,622     2      13,762     1       9,347     0           0     4      36,937
2         20   187,360    16     164,249    24     287,406     2      30,113    30     462,921
3         33   252,248    21     245,351    50     634,209    24     426,765    65   1,141,866
4         33   468,024    23     282,740    67   1,048,818    35     572,596
5         27   260,858    50     605,444    56     889,051    27     388,886
6         41   447,120    64     648,552    65     739,583    44     580,113
7         49   487,058    71     799,208    61     815,758    34     634,591
8         34   317,554    64     658,941    71     773,464    37     523,096
9         31   308,357    77     769,848    63     772,566    46     628,195
10        43   421,177    94     862,045    48     513,090    46     687,844
11        50   383,281    85   1,012,361    48     495,499    82   1,301,057
12        54   469,013   106   1,003,565    76     590,362
13        59   412,941    82     555,683    76     688,603
14        49   285,048    56     602,012   107   1,060,555
15        47   389,904    56     583,704
16        58   477,245    48     564,738
17        49   499,885    47     558,091
18        46   459,861    34     427,972
19        41   499,201    42     530,926
20        28   384,547    57     609,841
21        19   197,958
22        27   377,342
23        25   353,580
24        33   400,122
25        20   250,393
26
27
28
29
30
31
32
33
34
35
36
37
38
39
40
41
42
43
44
45
46
47
48

LBAC Corp.

DELINQUENT CONTRACTS 90+ DAYS PAST DUE IN DOLLARS
JULY 31, 2006

              2002-A               2003-A             2003-B            2003-C            2004-A            2004-B
         -------------------------------------------------------------------------------------------------------------
MONTHS   UNITS    BALANCE    UNITS    BALANCE    UNITS   BALANCE   UNITS   BALANCE   UNITS   BALANCE   UNITS   BALANCE
----------------------------------------------------------------------------------------------------------------------

1            0           0       0           0       0         0       0         0       0         0       0         0
2            2      29,746       1      15,076       1     5,433       1     3,613       0         0       0         0
3           23     382,086      32     485,279      21   276,425       9    78,097       7    98,729      12   111,394
4           47     788,241      53     901,785      38   418,931      20   285,227      12   161,639      23   121,971
5           69   1,114,432      59     947,353      48   586,796      21   389,799      33   400,648      34   349,029
6           70   1,172,370      72     905,943      68   902,719      20   413,207      36   397,051      26   216,591
7           75   1,248,381      80     864,622      59   784,014      24   422,295      47   400,813      28   233,385
8           53     883,713      76     924,982      62   705,662      21   331,335      49   484,634      42   372,984
9           56     969,377     101   1,047,985      64   672,418      20   321,024      61   562,948      30   267,545
10          58   1,040,590     108   1,158,496      60   664,587      28   417,156      60   492,276      36   312,256
11          67   1,104,826     122   1,320,359      54   601,309      25   328,861      91   627,256      49   425,828
12          68   1,123,486     111   1,158,259      63   743,687      39   471,025      92   511,654      47   355,474
13          65   1,103,868      84     823,249      59   555,502      50   691,584      81   529,410      53   450,390
14          65   1,004,470      70     730,086      65   512,457      40   504,347      81   533,136      59   452,619
15          67   1,049,869      83   1,081,332      84   596,376      27   336,164      64   502,358      71   340,028
16          86   1,343,400      72     961,215      86   597,889      32   457,340      51   439,544      50   320,483
17          75   1,136,934      72     992,378      91   548,532      37   576,457      54   664,796      61   462,627
18          94   1,370,369      81   1,087,092      96   621,689      24   352,769      41   567,975      52   619,348
19          95   1,409,809      72   1,052,647      84   539,867      20   305,055      51   661,400      49   561,755
20          75   1,119,080      62     960,383      80   613,092      36   561,862      41   603,063      50   510,663
21          71   1,021,454      63     940,784      57   457,001      32   506,455      48   755,110      38   406,332
22          67     945,067      52     690,670      49   478,630      27   311,349      52   796,974      25   311,487
23          63     913,926      47     647,028      41   466,940      27   365,398      43   628,825      20   225,054
24          78   1,093,141      45     612,815      39   504,525      33   483,413      38   542,707      17   230,820
25          68     914,109      31     357,160      40   548,373      38   611,752      25   357,604      24   339,916
26          71     923,859      41     548,158      43   586,710      43   635,126      21   240,756
27          73     993,917      54     690,950      42   561,683      38   528,727      21   254,855
28          75     873,710      54     650,883      35   395,137      46   628,614      23   300,717
29          63     751,503      49     628,900      42   509,993      37   468,034      28   346,851
30          72     808,484      60     796,046      41   533,461      22   284,628
31          61     700,178      67     815,916      55   648,869      15   185,632
32          61     705,773      57     669,016      47   569,057      11   129,639
33          54     646,495      48     547,754      28   308,359      15   200,618
34          66     735,012      55     640,323      22   229,458      24   304,746
35          66     738,455      63     777,234      20   229,006
36          63     729,414      50     590,957      22   251,154
37          60     617,834      39     449,761      27   322,804
38          56     538,445      33     354,447      29   309,430
39          56     500,663      30     265,355
40          71     739,582      37     320,536
41          72     681,480      37     369,616
42          72     667,533
43          73     689,847
44          54     521,630
45          35     307,543
46          42     378,785
47          51     429,489
48           0           0

               2004-C              2005-A             2005-B            2006-A
         -------------------------------------------------------------------------
MONTHS   UNITS    BALANCE    UNITS    BALANCE    UNITS   BALANCE   UNITS   BALANCE
----------------------------------------------------------------------------------

1            0           0       0           0       0         0       0         0
2            2      13,762       0           0       0         0       1     3,243
3           12     111,513      17     222,942       1     5,604      22   291,847
4           22     207,257      39     502,898      17   310,126
5           23     220,067      62     930,761      28   532,527
6           39     425,856      63   1,028,406      22   327,501
7           59     572,818      53     716,637      31   334,388
8           67     678,520      54     749,459      42   574,086
9           69     684,076      54     692,937      33   519,353
10          64     544,037      65     704,823      35   426,716
11          83     750,908      62     540,684      43   500,569
12          90   1,104,952      51     531,908
13         107   1,229,034      61     622,699
14         104     880,538      70     743,389
15          62     501,042
16          45     374,365
17          46     380,130
18          42     393,383
19          42     475,429
20          35     412,178
21
22
23
24
25
26
27
28
29
30
31
32
33
34
35
36
37
38
39
40
41
42
43
44
45
46
47
48

LBAC Corp.

DELINQUENT CONTRACTS 30-59 DAYS PAST DUE PERCENTAGE OF DOLLARS
JULY 31, 2006

MONTHS   2002-A   2003-A   2003-B   2003-C   2004-A   2004-B   2004-C   2005-A   2005-B   2006-A
------------------------------------------------------------------------------------------------

1         0.42%    0.44%    0.25%    0.12%    0.12%    0.20%    0.31%    0.24%    0.00%    0.29%
2         0.78%    0.63%    0.38%    0.32%    0.22%    0.26%    0.32%    0.44%    0.27%    0.52%
3         0.72%    0.70%    0.53%    0.23%    0.47%    0.42%    0.28%    0.56%    0.29%    0.83%
4         1.04%    0.76%    0.68%    0.34%    0.34%    0.28%    0.37%    0.58%    0.31%
5         1.13%    0.66%    0.65%    0.41%    0.46%    0.43%    0.33%    0.64%    0.39%
6         0.88%    0.91%    1.00%    0.37%    0.55%    0.39%    0.43%    0.70%    0.37%
7         0.95%    1.30%    0.73%    0.35%    0.53%    0.36%    0.40%    0.56%    0.33%
8         0.81%    1.03%    0.71%    0.47%    0.49%    0.43%    0.57%    0.59%    0.46%
9         1.19%    1.48%    0.91%    0.52%    0.53%    0.44%    0.53%    0.50%    0.55%
10        1.13%    1.03%    0.75%    0.50%    0.52%    0.42%    0.62%    0.39%    0.93%
11        1.06%    1.16%    0.66%    0.65%    0.48%    0.44%    0.68%    0.68%    1.01%
12        1.07%    1.24%    0.86%    0.69%    0.51%    0.50%    0.62%    0.70%
13        1.31%    0.98%    0.82%    0.62%    0.41%    0.57%    0.52%    1.03%
14        1.79%    1.00%    0.78%    0.72%    0.38%    0.55%    0.45%    1.38%
15        1.76%    1.48%    0.82%    0.84%    0.57%    0.54%    0.48%
16        2.53%    1.50%    1.08%    0.62%    0.55%    0.67%    0.40%
17        1.86%    1.32%    0.79%    0.62%    0.64%    0.58%    0.52%
18        1.72%    1.46%    1.05%    0.78%    0.69%    0.69%    0.61%
19        2.04%    1.50%    1.11%    0.61%    0.71%    0.55%    0.83%
20        1.50%    1.53%    1.10%    0.53%    0.88%    0.62%    1.18%
21        1.79%    1.42%    1.08%    0.61%    0.88%    0.55%
22        1.94%    1.54%    0.84%    1.15%    0.77%    0.62%
23        2.07%    1.44%    0.89%    0.76%    0.58%    0.74%
24        2.28%    1.54%    1.12%    0.83%    0.60%    0.91%
25        2.29%    1.28%    1.13%    1.03%    0.54%    1.37%
26        2.26%    1.20%    1.27%    0.90%    0.66%
27        2.11%    1.24%    1.16%    0.79%    1.02%
28        2.37%    1.43%    1.02%    0.80%    1.02%
29        2.50%    1.75%    1.82%    0.69%    1.14%
30        2.47%    1.93%    1.17%    0.49%
31        2.23%    1.66%    1.39%    0.71%
32        2.45%    2.23%    1.27%    0.94%
33        2.08%    2.10%    1.07%    1.19%
34        2.08%    2.02%    1.23%    1.35%
35        2.05%    1.97%    1.29%
36        2.89%    1.56%    1.56%
37        2.56%    1.73%    1.79%
38        2.77%    1.79%    2.26%
39        3.25%    2.30%
40        3.03%    2.72%
41        2.68%    3.01%
42        2.77%
43        2.39%
44        2.41%
45        3.09%
46        3.01%
47        3.44%
48        0.00%

LBAC Corp.

DELINQUENT CONTRACTS 60-89 DAYS PAST DUE IN DOLLARS
JULY 31, 2006

MONTHS   2002-A   2003-A   2003-B   2003-C   2004-A   2004-B   2004-C   2005-A   2005-B   2006-A
------------------------------------------------------------------------------------------------

1         0.03%    0.02%    0.01%    0.00%    0.01%    0.01%    0.01%    0.00%    0.00%    0.01%
2         0.30%    0.29%    0.15%    0.07%    0.06%    0.08%    0.08%    0.09%    0.01%    0.11%
3         0.46%    0.44%    0.23%    0.20%    0.10%    0.11%    0.12%    0.20%    0.13%    0.28%
4         0.50%    0.40%    0.30%    0.22%    0.24%    0.21%    0.09%    0.34%    0.18%
5         0.72%    0.45%    0.45%    0.24%    0.15%    0.12%    0.20%    0.30%    0.13%
6         0.54%    0.45%    0.35%    0.20%    0.30%    0.21%    0.22%    0.26%    0.19%
7         0.47%    0.52%    0.48%    0.25%    0.28%    0.24%    0.28%    0.30%    0.22%
8         0.48%    0.61%    0.36%    0.18%    0.32%    0.16%    0.24%    0.29%    0.19%
9         0.53%    0.66%    0.31%    0.22%    0.28%    0.17%    0.29%    0.31%    0.23%
10        0.76%    0.78%    0.32%    0.27%    0.34%    0.24%    0.34%    0.21%    0.27%
11        0.63%    0.66%    0.43%    0.33%    0.25%    0.22%    0.42%    0.21%    0.52%
12        0.57%    0.64%    0.31%    0.48%    0.33%    0.29%    0.43%    0.26%
13        0.59%    0.64%    0.40%    0.43%    0.22%    0.26%    0.25%    0.32%
14        0.80%    0.69%    0.35%    0.31%    0.23%    0.19%    0.28%    0.51%
15        0.89%    0.62%    0.43%    0.33%    0.26%    0.27%    0.28%
16        0.96%    0.72%    0.45%    0.42%    0.35%    0.35%    0.28%
17        0.99%    0.87%    0.64%    0.30%    0.38%    0.38%    0.29%
18        0.95%    0.91%    0.41%    0.22%    0.43%    0.36%    0.23%
19        0.89%    0.77%    0.56%    0.49%    0.41%    0.41%    0.30%
20        0.88%    0.81%    0.52%    0.34%    0.44%    0.33%    0.36%
21        0.71%    0.68%    0.55%    0.24%    0.52%    0.18%
22        0.91%    0.66%    0.50%    0.38%    0.45%    0.36%
23        1.01%    0.82%    0.48%    0.53%    0.50%    0.36%
24        1.11%    0.65%    0.63%    0.42%    0.28%    0.42%
25        1.17%    0.72%    0.61%    0.49%    0.24%    0.28%
26        1.10%    0.85%    0.57%    0.58%    0.37%
27        1.15%    0.94%    0.44%    0.53%    0.22%
28        0.75%    0.87%    0.71%    0.48%    0.55%
29        1.06%    1.22%    0.57%    0.40%    0.51%
30        1.03%    0.99%    0.97%    0.30%
31        1.03%    1.06%    0.63%    0.26%
32        0.76%    0.89%    0.73%    0.42%
33        1.14%    1.18%    0.58%    0.54%
34        1.06%    1.18%    0.36%    0.58%
35        1.05%    0.84%    0.52%
36        1.08%    1.07%    0.39%
37        1.03%    0.82%    0.68%
38        1.24%    0.90%    0.99%
39        1.53%    1.01%
40        1.54%    1.19%
41        1.79%    1.29%
42        1.63%
43        1.51%
44        1.03%
45        1.48%
46        1.46%
47        1.59%
48        0.00%

LBAC Corp.

DELINQUENT CONTRACTS 90+ DAYS PAST DUE IN DOLLARS
JULY 31, 2006

MONTHS   2002-A   2003-A   2003-B   2003-C   2004-A   2004-B   2004-C   2005-A   2005-B   2006-A
------------------------------------------------------------------------------------------------

1         0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%
2         0.01%    0.01%    0.00%    0.00%    0.00%    0.00%    0.01%    0.00%    0.00%    0.00%
3         0.16%    0.21%    0.12%    0.03%    0.04%    0.05%    0.05%    0.07%    0.00%    0.07%
4         0.34%    0.40%    0.19%    0.13%    0.06%    0.05%    0.06%    0.16%    0.10%
5         0.50%    0.44%    0.27%    0.18%    0.16%    0.16%    0.07%    0.32%    0.17%
6         0.54%    0.43%    0.43%    0.19%    0.16%    0.10%    0.14%    0.36%    0.11%
7         0.59%    0.43%    0.39%    0.20%    0.17%    0.12%    0.20%    0.26%    0.12%
8         0.43%    0.48%    0.36%    0.17%    0.21%    0.19%    0.25%    0.28%    0.21%
9         0.49%    0.56%    0.35%    0.17%    0.26%    0.14%    0.26%    0.27%    0.19%
10        0.55%    0.64%    0.37%    0.23%    0.23%    0.17%    0.22%    0.29%    0.16%
11        0.60%    0.75%    0.34%    0.18%    0.31%    0.25%    0.31%    0.23%    0.20%
12        0.64%    0.68%    0.44%    0.28%    0.26%    0.22%    0.47%    0.24%
13        0.65%    0.51%    0.35%    0.42%    0.28%    0.29%    0.55%    0.29%
14        0.61%    0.47%    0.33%    0.32%    0.30%    0.30%    0.41%    0.36%
15        0.66%    0.73%    0.41%    0.22%    0.29%    0.24%    0.24%
16        0.88%    0.68%    0.42%    0.31%    0.27%    0.23%    0.19%
17        0.78%    0.73%    0.41%    0.41%    0.42%    0.35%    0.20%
18        0.97%    0.84%    0.48%    0.26%    0.38%    0.49%    0.22%
19        1.05%    0.85%    0.44%    0.24%    0.46%    0.47%    0.27%
20        0.87%    0.81%    0.52%    0.46%    0.44%    0.44%    0.25%
21        0.84%    0.83%    0.41%    0.43%    0.58%    0.37%
22        0.81%    0.64%    0.45%    0.28%    0.64%    0.30%
23        0.82%    0.63%    0.46%    0.34%    0.53%    0.23%
24        1.02%    0.63%    0.52%    0.48%    0.48%    0.24%
25        0.90%    0.38%    0.60%    0.63%    0.33%    0.38%
26        0.96%    0.62%    0.67%    0.69%    0.23%
27        1.08%    0.82%    0.68%    0.60%    0.26%
28        1.00%    0.82%    0.51%    0.75%    0.32%
29        0.91%    0.83%    0.69%    0.58%    0.39%
30        1.03%    1.12%    0.76%    0.37%
31        0.94%    1.21%    0.97%    0.25%
32        1.01%    1.05%    0.89%    0.19%
33        0.98%    0.91%    0.51%    0.31%
34        1.18%    1.12%    0.41%    0.50%
35        1.26%    1.43%    0.43%
36        1.32%    1.15%    0.50%
37        1.20%    0.94%    0.68%
38        1.11%    0.78%    0.69%
39        1.10%    0.63%
40        1.72%    0.81%
41        1.68%    0.99%
42        1.77%
43        1.96%
44        1.61%
45        1.02%
46        1.35%
47        1.65%
48        0.00%